Exhibit 10.15

DEVELOPMENT AGREEMENT

THIS DEVELOPMENT AGREEMENT (“Agreement”) is made as of the 22nd day of November, 2004, by and among FOCIL HOLDINGS, LLC, a Delaware limited liability company (“FOCIL Holdings”), FOCIL-MB, LLC, a Delaware limited liability company (“FOCIL-MB”), FOCIL-BP, LLC, a Delaware limited liability company (“FOCIL-BP”), FOCIL-WB, LLC, a Delaware limited liability company, and FOCIL-SFD, LLC, a Delaware limited liability company (individually, an “Owner”, and collectively, “Owner” or “Owners” as the context may dictate), and CATELLUS URBAN CONSTRUCTION, INC., a Delaware corporation (“CUCI”), and CATELLUS COMMERCIAL DEVELOPMENT CORPORATION, a Delaware corporation (“CCDC”) (CUCI and CCDC are referred to herein, collectively, as “Development Manager”).

RECITALS

A. Concurrently herewith, FOCIL Holdings, as party of the first part, and Catellus Land and Development Corporation, a Delaware corporation (“CLDC”), Catellus Operating Limited Partnership, a Delaware limited partnership (“COLP”), Catellus Residential Group, Inc., a California corporation (“CRG”), Catellus Finance Company, LLC, a Delaware limited liability company (“CFC”), and Mission Bay S26(a), LLC, a Delaware limited liability company, as parties of the second part, and those certain other joinder , have entered into that certain Purchase Agreement (the “Purchase Agreement”) dated as of November 22, 2004. Capitalized and bolded terms used but not defined herein shall have such meaning set forth in the Purchase Agreement.

B. Upon the Closing under the Purchase Agreement, Owners own (directly or through wholly-owned subsidiaries) the Project Assets, which consist of the “Mission Bay Assets”, the “West Bluffs Assets”, the “Santa Fe Depot Assets”, the “Alameda (Bayport) Venture Interest”, and the “Alameda (Bayport) Wholly-Owned Assets” (with the express understanding that the Alameda (Bayport) Wholly-Owned Assets shall include the right to acquire land from the Community Improvement Commission of the City of Alameda, a public body corporate and politic (“CIC“), pursuant to that certain Disposition and Development Agreement dated as of June 16, 2000, by and between CIC and Catellus Development Corporation, a Delaware corporation (“CDX“), as amended, other than the right to acquire the “Alameda (Commercial) Assets”).

C. As used herein, each of the “Wholly-Owned Assets” and the “Alameda (Bayport) Venture Land” shall be deemed a “Property” and collectively, shall be the “Properties”. Each of the Wholly-Owned Assets shall be deemed a “Wholly-Owned Property”, and collectively, shall be the “Wholly-Owned Properties“. The Alameda (Bayport) Venture Land shall be deemed the “Venture Property”. The Alameda (Bayport) Venture Interest shall be deemed the “Venture Interest”. The Alameda (Bayport) Venture shall be deemed the “Venture”.

D. As used herein, the “Project” means, a Property and, to the extent set forth in the “Development Plan” (as defined below) for such Property, the design, development, entitlement, permitting, construction, sale and marketing of such Property. The Project that relates to the Alameda (Bayport) Venture shall be called the “Venture Project”. The Project that relates to the Mission Bay Assets shall be called the “Mission Bay Project”. The Project that relates to the West Bluffs Assets shall be called the “West Bluffs Project”. The Project that relates to the Santa Fe Depot Assets shall be called the “Santa Fe Depot Project”. The Project that relates to the Alameda

(Bayport) Wholly-Owned Assets shall be called the “Alameda (Bayport) Wholly-Owned Project”, and together with the Venture Project, shall be called the “Alameda (Bayport) Project”. Each of the Mission Bay Project, the West Bluff Project, the Santa Fe Depot Project and the Alameda (Bayport) Wholly-Owned Project is herein called a “Wholly-Owned Project”.

E. The Venture Project is owned by the Venture in which FOCIL-BP holds the Venture Interest. Members of the Venture other than FOCIL-BP are primarily responsible for the management of the Project owned by the Venture.

F. The Owners desire to retain Development Manager to manage, supervise and complete the Wholly-Owned Projects and to manage the Venture Interest in compliance with all “Permits” and “Requirements” (as hereinafter defined), and Development Manager has agreed to accept the engagement, on the terms and conditions set forth below. Without limiting the generality of the foregoing, CCDC shall perform any and all marketing and sales services to be provided by Development Manager under this Agreement, including those described in Section 4.2.31. In the event CUCI shall have obtained a broker’s license after the date hereof and delivered evidence of the same to Owner, CCDC shall be released of its obligations under this Agreement from the date of delivering such broker’s license to Owner.

IN LIGHT OF THE FOREGOING FACTS, and in consideration of the mutual agreements contained herein, the Owners and Development Manager hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Specific Terms. The following terms shall, when used herein, have the meaning set forth below:

“Affiliate” shall mean, with respect to a person or entity, means (1) any officer, director, trustee, shareholder, member, partner or relative within the third degree of kindred of the person or entity in question; and (2) any other corporation, partnership, limited liability company, trust or other person or entity which directly or indirectly controls, or through one or more intermediaries, is controlled by, or is under common control with the person or entity in question. For the purposes of this definition, “control” means the possession, directly or indirectly, of (x) the power to direct or cause the direction of management and policies, whether through the ownership of voting securities or by contract or otherwise or (y) a 25% or more ownership interest.

“Architect” means any architect designated by Development Manager and (a) reasonably approved or deemed approved from time to time by Owner with respect to such a Wholly-Owned Project, and (b) approved by the Venture with respect to the Venture Project to the extent approval is required under the Venture Agreement or otherwise.

“Authorized Representative” of a person means any officer, agent, manager, employee, independent contractor or other representative of such person acting within the actual or apparent authority granted by such person or who is otherwise authorized to perform the act in question on behalf of such person.

“Bankruptcy/Dissolution Event” with respect to a person, means the commencement or occurrence of any of the following with respect to such person (or if any of the following is involuntary with respect to such person and the same is not dismissed within 90 days): (1) a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law; (2) the appointment of (or a proceeding to appoint) a trustee or receiver or an attachment, execution or other judicial seizure of all or substantially all of the person’s assets; (3) a declaration of insolvency in a judicial action; (4) a general assignment for the benefit of creditors; or (5) a dissolution or liquidation.

“Business Day” means Monday through Friday, excluding holidays recognized by the United States government or the State of California.

“Change in Control” means any of the following: (1) Development Manager is no longer indirectly wholly-owned by CDX, or an Affiliate of CDX; (2) there has been a change in a majority of the members of the Board of Directors of CDX (compared to the composition of the Board of Directors of CDX as of the date that is twelve (12) months prior to the date of such change), (3) there has been a change in the composition of 51% of CDX’s shareholders such that a sole “Person” (as hereinafter defined), together with Affiliates of such Person, controls 51% or more of the voting stock of CDX, or (4) a sale of all or substantially all of the assets of CDX.

“Collateral Agreement” means (1) the Purchase Agreement, (2) the “CF Capital Financing Documents” (as hereinafter defined), and (3) the “CFC Financing Documents” (as hereinafter defined), and any amendment or amendments made at any time or times heretofore or hereafter to any of such agreements, and any written agreement, instrument or document between any one or more of each Owner and each Owner Affiliate, on the one hand, and Development Manager, on the other hand (or any instrument by one for the benefit of the other), made or entered into after the date hereof, under, pursuant to or in connection with this Agreement, including any amendment or amendments made at any time or times hereafter to any of such agreements made or entered into after the date hereof.

“Commercially Reasonable Efforts” means diligent and professional efforts consistent with the standards and practices of Development Manager and its respective Affiliates with respect to the subject Projects for the previous twelve (12) months prior to the date hereof or such other standards and practices as reasonably approved by Development Manager and Owner. The requirement that Development Manager shall use Commercially Reasonable Efforts to complete an assigned task shall in no event be deemed to reduce Development Manager’s obligation to complete such task to the extent completion thereof is within the reasonable control of Development Manager and shall require Development Manager to continue to exercise such efforts even if completion will require more time or personnel, or both, than originally contemplated in the initial estimates or projections of required time or personnel, subject to Section 5.3 hereof. The determination of Commercially Reasonable Efforts shall take into account (x) the timeliness of Owner’s response to Development Manager with respect to any request for Owner’s consent or approval hereunder, provided that Development Manager shall have provided timely notice of any “Urgent Development Matters” (as hereinafter defined), and (y) “Force Majeure” (as hereinafter defined).

“Completion Evidence” for each Project means, to the extent reasonably appropriate and consistent with the standards and practices of Development Manager or its Affiliates with respect to the subject Projects for the previous twelve (12) months prior to the date hereof, all of the following items: (i) a certificate from the Engineer, in the A.I.A. form reasonably satisfactory to, and addressed to, (a) Owner with respect to a Wholly-Owned Project, and (b) the Venture with respect to the Venture Project, and certifying substantial completion in accordance herewith of the Project and identifying all “Punch List Items” (as hereinafter defined) and the estimated cost thereof (which shall not exceed $100,000 in the aggregate); (ii) all licenses, permits and other approvals required to be obtained in connection with the development, entitlement, construction, and completion of such Project; (iii) with respect to the Mission Bay Project, any information required under the “Acquisition Documents” (as hereinafter defined) to obtain reimbursements; (iv) final and unconditional lien waivers from the contractors and all subcontractors and materialmen whose contracts are in excess of $100,000.00 (or a final and unconditional lien waiver for any amount, if such lien waiver is required by a governmental entity in order to either obtain reimbursement or certificate of completion); (v) an assignment, if available, of any applicable warranties or guarantees provided by contractors and subcontractors to Owner; (vi) evidence of release of any outstanding performance or labor and materials bonds (but not warranty bonds) or repayment/refund or release of any other security (including cash deposits, letters of credit or financial security mechanisms), but only to the extent an Owner has provided, guaranteed or provided an indemnity with respect to any such bond or other security; (vii) at Owner’s request, complete as-built plans and specifications for all improvements in such Project; (viii) unless expressly waived by Owner in writing, an ALTA as-built completion survey in form reasonably acceptable and certified to Owner and a title company designated by Owner and to the Project Lender; (ix) with respect to the Wholly-Owned Projects only, at Owner’s request, an updated ALTA Form B (1970, amended 10/17/70) extended coverage owner’s policy of title insurance from such title company for the full value of the land and improvements in such Project in form and subject to the title exceptions shown in the existing title policy issued to Owner in connection with the acquisition of the Project and such additional title exceptions acceptable to Owner in its good faith and reasonable judgment; (x) all evidence of completion as may be required by the Project Lender, if any, under the Project Financing Documents for such Project; and (xi) any other similar evidence of completion as may be reasonably appropriate. Notwithstanding the foregoing, with respect to any infrastructure construction or work at any Project, Completion Evidence shall not include (viii) or (ix) above, and (vii) above shall be satisfied by marked annotated record drawings.

“Contractor” means the general contractor, if any, designated by Development Manager and (a) reasonably approved or deemed approved by Owner with respect to a Wholly-Owned Project, and (b) approved by the Venture with respect to the Venture Project to the extent approval is required.

“Cure Period” means (1) five (5) Business Days after written notice specifying the nature of a default or breach in connection with a monetary default that is not a “Noncurable Default” (as hereinafter defined); (2) subject to the following sentence, thirty (30) days after written notice specifying the nature of a default or breach under this Agreement or a Collateral Agreement, in connection with a non-monetary default that is not a Noncurable Default (provided, however, that if such non-monetary default cannot reasonably be cured within such 30-day period, and the defaulting party promptly commences the cure of such default and diligently pursues such cure to completion, then such 30-day period shall be extended to the extent reasonably necessary to complete the cure (but in no event after the date that is 180 days after such written notice unless Owner expressly agrees in writing to extend such date); (3) in the first instance of a breach of a covenant constituting gross negligence, fraud or willful misconduct other than an Excusable Employee Wrongful Event (a ”First Instance Breach”), (i) if such breach is a monetary breach, five (5) Business Days after written notice to Development Manager of such breach or, (ii) if such breach is a non-monetary breach, thirty (30) days after written notice to Development Manager of such breach, and (4) no period at all for a Noncurable Default. Notwithstanding the preceding sentence, to the extent that any of the Requirements provide for a cure period for a non-monetary default which is shorter than the cure period for non-monetary defaults described in the preceding sentence (the “Non-Monetary Cure Period“), then the shorter cure period provided by such Requirement shall apply to such non-monetary default, except to the extent that the cure is accepted by all third parties after the expiration of such shorter cure period and before the expiration of the Non-Monetary Cure Period. A “Noncurable Default” means a default that is not capable of being cured and includes each of the following: (a) a breach of a covenant constituting gross negligence, fraud or willful misconduct other than a First Instance Breach and other than an Excusable Employee Wrongful Event, (b) a notice of a “Development Manager Default” (as hereinafter defined) pursuant to Section 10.1 if six (6) notices of a Development Manager Default (whether such notices relate to the same or different Development Manager Defaults) have been given during the immediately preceding twelve (12) month period, provided that Owner sends a written notice to Development Manager that such Development Manager Default has occurred, or (c) a Bankruptcy/Dissolution Event. Notwithstanding the foregoing, clause (b) above shall not apply until the date that is twelve (12) months following the date of this Agreement.

“Delinquent Fee Payments” means payments, if any, on account of the Base Development Fee, the Development Incentive Fee or the West Bluffs Incentive Fee which, as of the date on which Owner terminates this Agreement, (a) Owner shall be obligated to have already paid to Development Manager, and (b) Owner shall have failed to have already paid to Development Manager.

“Design Team” means with respect to each Project, (1) the Architect, Engineer, Land Planner, Landscape Architect and Soils Engineer for such Project and (2) Development Manager if (a) such Project is a Wholly-Owned Project, or (b) Owner as a member in the Venture that owns such Project has a right to participate on the Design Team for the Venture Project.

“Development Plan” means, with respect to each Property or any portion of a particular Project (e.g., each separate portion of the Mission Bay Project may have a separate dedicated plan which shall constitute a separate Development Plan for such portion of the Mission Bay Project and all of such separate dedicated plans, collectively, will be the Development Plan for the Mission Bay Project), the development plan attached as Exhibit ”A”, as initially prepared and as the same may be more fully-developed or revised from time to time, (a) with respect to a Wholly-Owned Property, as directed by such Owner or as proposed by Development Manager and approved by Owner, and (b) with respect to the Venture Property, (i) pursuant to the Venture Agreement, (ii) as directed by Owner and approved by the Venture to the extent the consent of the Venture is required, or (iii) as proposed by Development Manager and approved by Owner and by the Venture to the extent the consent of the Venture is required. Until a Project-specific Development Plan shall have been prepared, the Development Plan for such Project shall be the plan implied to achieve the revenue and expenditures set forth in the Project Budget for such Project and the milestones set forth in the Project Schedule for such Project. Each Party shall use Commercially Reasonable Efforts to finalize each Development Plan within ninety (90) days after the date of this Agreement.

“Development Team” means, with respect to each Project, (1) the Architect, Contractor and Engineer for such Project and (2) each of Development Manager and Owner if (a) such Project is a Wholly-Owned Project, or (b) if Owner as a member in the Venture has a right to participate on the Development Team for the Venture Project.

“Drawings and Specifications” for any Property means all blueprints, schematic renderings, architect’s drawings, civil and landscape drawings, specifications, written descriptions and similar items for such Property, which have been or may be proposed by Development Manager and reasonably approved by (a) Owner with respect to a Wholly-Owned Project, as the same may be revised from time to time as proposed by Development Manager and approved by such Owner and as set forth in such Development Plan, and (b) the Venture with respect to the Venture Project, as the same may be revised from time to time upon the direction of Development Manager and approval of the Venture if approval is required, and as set forth in such Development Plan.

“Engineer” means, with respect to each Project, the engineer or engineers for infrastructure, structural, electrical, mechanical and civil matters designated by Development Manager and (a) reasonably approved or deemed approved from time to time by Owner with respect to a Wholly-Owned Project, and (b) approved by the Venture with respect to the Venture Project, if approval is required.

“Environmental Law” or “Environmental Laws” means any “Super Fund” or “Super Lien” law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials as may now or at any time hereafter be in effect, including the following, as the same may be amended or replaced from time to time, and all regulations promulgated thereunder or in connection therewith: the Super Fund Amendments and Reauthorization Act of 1986 (“SARA”); the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”); the Clean Air Act (“CAA”); the Clean Water Act (“CWA”); the Toxic Substances Control Act (“TSCA”); the Solid Wastes Disposal Act (“SWDA”), as amended by the Resource Conservation and Recovery Act (“RCRA”); the Hazardous Waste Management System; and the Occupational Safety and Health Act of 1970 (“OSHA”).

“Final Completion” as to each Project means (1) the completion of construction of such Project (including all Punch List Items) in a good and workmanlike manner, on a lien-free basis, free from defect, in accordance in all material respects with the Requirements, (2) the issuance of all required Permits (including all required governmental approvals) in relation to such Project to be obtained by (a) Development Manager on behalf of Owner with respect to each Wholly-Owned Project, and (b) the Venture with respect to the Venture Project, (3) delivery to Owner of the applicable Completion Evidence with respect to such Wholly-Owned Project, or (4) the sale of the Property with respect to such Project.

“Force Majeure” shall mean unavoidable labor strikes or disputes, unusual and unforeseeable delay in transportation or availability of materials, adverse weather conditions not reasonably capable of being anticipated, casualties or causes beyond Developer’s reasonable control which cause construction work stoppage or delays for the Project, written notice of which shall have been provided by Development Manager to (1) Owner within five (5) Business Days after Development Manager becomes aware of the same and (2) the Project Lender within the time period required by Project Lender in any of the documents related to the Project Financing; provided, however, Force Majeure shall not include shortages of labor or materials as a result of Development Manager’s acts or omissions.

“Hazardous Materials” means any substance or material that is described as a toxic or hazardous substance, waste or material or a pollutant or contaminant, or words of similar import, in any of the Environmental Laws, and includes asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, flammable explosives, radon gas, radioactive matter, medical waste, and chemicals which may cause cancer or reproductive toxicity.

“Insurance Requirements” means all terms of any insurance policies covering or applicable to a Property, all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of any insurance, regulatory or governing body applicable to such Property.

“Land Planner” means, with respect to each Project, the land planner designated by Development Manager and (a) reasonably approved or deemed approved from time to time by Owner with respect to a Wholly-Owned Property, and (b) approved by the Venture with respect to the Venture Property to the extent approval is required.

“Landscape Architect” means, with respect to each Project, the landscape architect designated by Development Manager and (a) reasonably approved or deemed approved from time to time by Owner with respect to a Wholly-Owned Project, and (b) approved by the Venture with respect to the Venture Project to the extent approval is required.

“Laws” means all procedural and substantive federal, state and local laws, judicial decisions, statutes, constitutions, moratoria, initiatives, referenda, ordinances, resolutions, rules, regulations, standards, orders and other governmental requirements (including those relating to the environment, mold, health and safety, or handicapped persons), applicable to the Property, or the ownership, use, operation, maintenance, sale, lease or other disposition thereof or portion thereof, including all Environmental Laws.

“Parties” means any Owner and Development Manager.

“Party” means any Owner or Development Manager.

“Permits” means, with respect to each Project, all permits, licenses, conditional use permits, zoning rights, easements, approvals, entitlements, and other authorizations required (whether already issued or to be obtained) in connection with the ownership, land use, development, subdivision, sale, construction, use, excavation, demolition, leasing, operating or maintenance of the Property or such Project pursuant to the Development Plan adopted for such Project, including the following to the extent required to implement the Development Plan or pursuant to the Requirements, (1) any development agreement, indemnity, surety or performance bond or other similar assurances to any governmental authority in connection with the obtaining of entitlements or other governmental approvals for such Project; (2) any easements, approvals, utility connection permits, or requirements to obtain utilities and access; (3) any subdivision or parcel map required in connection with any development, sale, lease or financing; (4) any approvals required under Laws; and (5) all approvals required by any governmental authority with jurisdiction over such Project.

“Person” means a natural person, corporation, limited or general partnership, limited liability company, tenancy in common, joint venture, association, business trust, any other organization, and any combination of the foregoing.

“Project Agreements” means, with respect to each Project, any and all sale agreements (including any purchase and sale agreements relating to any Property or portion thereof), leases, rental agreements, operating agreements, the “Alameda (Bayport) Venture Agreement”, loan agreements, mortgages, deeds of trust, security instruments, easement agreements, restrictive covenants, construction contracts, and any other agreements encumbering, affecting or otherwise relating to such Project or the subject Property or any portion thereof with respect to such Project.

“Project Budget” for the Project means the budget (including sources and uses) for a particular Project or any portion of a particular Project (e.g., each separate portion of the Mission Bay Project likely will have a separate dedicated budget which shall constitute a separate Project Budget for such portion of the Mission Bay Project and all of such separate dedicated budgets, collectively, will be the Project Budget for the Mission Bay Project) attached hereto as Exhibit “B”, as initially prepared and as the same may be revised from time to time, (a) with respect to a Wholly-Owned Project, as directed by such Owner or as proposed by Development Manager and approved by Owner, and (b) with respect to the Venture Project, (i) as provided in the Venture Agreement, (ii) as directed by Owner and approved by the Venture to the extent approval is required, or (iii) as proposed by Development Manager and approved by Owner and by the Venture to the extent the approval of the Venture is required.

“Project Financing” means any financing obtained by (a) Owner with respect to a Wholly-Owned Project or the Venture Interest, and (b) the Venture with respect to the Venture Project owned by the Venture, in connection with the acquisition, development or operation of a Property and any refinancing thereof, including, collectively, the financing (the “Catellus Financing”) obtained from CF Capital, LLC, a Delaware limited liability company (“CF Capital”) (the “CF Capital Financing”) and CFC (the “CFC Financing“), to the extent such financing is permitted under the CF Capital Financing Documents and/or the CFC Financing Documents.

“Project Financing Documents” means any and all documents evidencing, securing or otherwise governing any Project Financing, including any and all documents (the “Catellus Financing Documents“) evidencing, securing or otherwise governing the CF Capital Financing (the “CF Capital Financing Documents”) and the CFC Financing (the “CFC Financing Documents”).

“Project Lender” shall mean any lender under any Project Financing, including without limitation, CF Capital and CFC with respect to the Catellus Financing.

“Project Schedule” for a Project means the schedule for the entitlements, design, delivery, construction and development of such Project or any portion of a particular Project (e.g.,

each separate portion of the Mission Bay Project may have a separate dedicated schedule which shall constitute a separate Project Schedule for such portion of the Mission Bay Project and all of such separate dedicated schedules, collectively, will be the Project Schedule for the Mission Bay Project), in the form attached hereto as Exhibit “C”, as initially prepared and as the same may be more fully-developed or revised from time to time, (a) with respect to a Wholly-Owned Project, as directed by such Owner or as proposed by Development Manager and approved by Owner, and (b) with respect to the Venture Project, (i) as provided in the Venture Agreement, (ii) as directed by Owner and approved by the Venture to the extent approval is required, or (iii) as proposed by Development Manager and approved by Owner and by the Venture to the extent the consent of the Venture is required. Until a Project-specific Project Schedule shall have been prepared, the Project Schedule for such Project shall be the schedule implied to achieve the revenue and expenditures set forth in the Project Budget for such Project and the milestones set forth in the Development Plan for such Project. The Parties shall use Commercially Reasonable Efforts to finalize each Project Schedule ninety (90) days after the date of this Agreement.

“Punch List Items” for each Project means such items of work on such Project as in the judgment of the Design Team, or any member thereof, remain incomplete or incorrectly done at the time the Design Team, or any member thereof, provides written notice that the construction and equipping has been substantially completed in accordance with the Drawings and Specifications to (a) Owner, with respect to each Wholly-Owned Project, and (b) the Venture with respect to the Venture Project.

“Requirements” means, with respect to each Project, the terms and conditions of each of the following, as applicable to such Project: a) this Agreement, and any Collateral Agreements, (b) the Development Plan, the Project Budget, the Project Schedule, the Insurance Requirements, the Project Agreements and any Drawings and Specifications for such Project, (c) the requirements under or for any community facility or finance district relating to such Project, (d) Laws and Permits relating to such Project in accordance with the applicable Development Plan, the Project Budget and the Project Schedule, (e) any purchase and sale agreements with respect to any Property or portion thereof, and (f) with respect to the Venture Project, the Venture Agreement.

“SB 800” means California Civil Code Sections 895 through 945.5 or Title 7, Part 2 of Division 2 of the California Civil Code.

“Soils Engineer” means, with respect to each Project, the civil engineer designated by the Development Manager and (a) reasonably approved or deemed approved from time to time by Owner with respect to a Wholly-Owned Project, and (b) the Venture with respect to the Venture Project to the extent approval is required.

ARTICLE II

ENGAGEMENT AND TERM

2.1 Appointment. Subject to and in accordance with the terms of this Agreement (including the limitations set forth in Section 5.3), Owners hereby engage the services of Development Manager, and Development Manager hereby accepts the engagement to (a) research, plan, arrange, supervise, administer, coordinate, monitor and cause the Wholly-Owned Projects to be completed and sold on behalf of Owner as provided in the Development Plans, and (b) with respect to the Venture Interest, to fulfill any non-monetary obligations of the Owner thereof. Subject to Section 5.3, Development Manager shall fully and faithfully discharge its obligations and responsibilities hereunder in a commercially reasonable manner, and shall devote sufficient time and attention to ensure the discharge of its duties under this Agreement. Development Manager shall use Commercially Reasonable Efforts to coordinate and manage the Wholly-Owned Projects and the Venture Interest in accordance in all material respects with the Requirements, including the Development Plans, and shall use Commercially Reasonable Efforts to cause the Venture Project to be coordinated and managed in accordance in all material respects with the Requirements, including the Development Plans, and, subject to Section 5.3, shall at all times use Commercially Reasonable Efforts to promote and protect the best interests of Owner as a member in the Venture, the Projects and the Property. Development Manager’s authority to act on behalf of each Owner is strictly limited to that expressly delegated herein.

2.2 Term. The term (“Term”) of this Agreement shall be deemed to commence as of the date hereof and, unless earlier terminated as provided herein, shall expire on the date that is ten (10) years from the date hereof; provided, however, that Development Manager and Owner may by mutual written agreement extend the Term as may be necessary or advisable to provide for completion of all Development Manager’s duties hereunder.

2.3 Relationship. For purposes of this Agreement, Development Manager shall be an independent contractor of the Owners and not an agent, employee, partner or joint venturer of the Owners or any one or more of the Owners, except to the extent that Development Manager is specifically authorized in writing by Owner to execute agreements on behalf of Owner and to act as an agent of Owner as expressly set forth in such writing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Development Manager. As of the date of this Agreement, Development Manager hereby represents and warrants to each Owner as follows:

3.1.1 Formation; Qualification. Development Manager is a Delaware corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing under the laws of each State where each individual Property is located.

3.1.2 Authorization; Binding Agreement. Development Manager has taken all corporate action required to allow Development Manager to enter into this Agreement. This Agreement constitutes a legal, valid and binding obligation of Development Manager, and neither its execution nor performance violates the requirements of any other agreement to which Development Manager is a party or is otherwise bound.

3.2 Representations and Warranties of the Owners. As of the date of this Agreement, each Owner hereby represents and warrants to Development Manager as follows:

3.2.1 Formation; Qualification. Such Owner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing under the laws of the State of California.

3.2.2 Authorization; Binding Agreement. Such Owner has taken all limited liability company action required to allow such Owner to enter into this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Owner.

ARTICLE IV

DUTIES AND SERVICES OF DEVELOPMENT MANAGER

4.1 Projects.

4.1.1 Generally. Without limitation on the obligations of Development Manager set forth below, Development Manager shall, subject to Section 5.3, (a) use Commercially Reasonable Efforts to carry out in a timely manner each Development Plan, including Final Completion and all warranty work, for each Wholly-Owned Project in accordance in all material respects with applicable Requirements, the applicable Project Schedule and the applicable Project Budget, (b) use Commercially Reasonable Efforts to cause the carrying out in a timely manner of the Development Plan, including Final Completion and warranty work, for the Venture Project in accordance in all material respects with applicable Requirements, the applicable Project Schedule and the applicable Project Budget subject to any increases as may be necessary to achieve Final Completion and complete any warranty work, and (c) use Commercially Reasonable Efforts to represent Owner in connection with the planning, design, permitting, development, construction, marketing and sale of the Properties. Subject to Section 5.3, Development Manager shall use Commercially Reasonable Efforts to perform all functions necessary to complete the Wholly-Owned Projects and to fulfill Owner’s non-monetary obligations with respect to the Venture Project in accordance in all material respects with the Requirements together with such additional services and responsibilities as are reasonably within the general scope of services and responsibilities under this Agreement and are designated from time to time by Owner. Subject to Section 5.3, Development Manager shall, at all times, use Commercially Reasonable Efforts to exercise good faith and diligent and professional efforts to protect the best interests of the Properties, of Owner as a member in the Venture and Owners. Subject to Section 5.3, Development Manager shall use Commercially Reasonable Efforts to diligently pursue the Development Plans and shall make its personnel of its Affiliates available to Owners to the extent reasonably necessary in order that Development Manager obligations may be fully discharged in a timely manner. Notwithstanding anything to the contrary contained in this Agreement, Development Manager shall allocate the tasks to be performed by Development Manager under this Agreement between the employees and personnel of Development Manager and its Affiliates, on the one hand, and independent contractors and consultants, on the other hand, in a manner that is consistent with the standards and practices of Development Manager and its Affiliates with respect to such allocation for the twelve (12) months prior to the date hereof (“Development Manager’s Current Outsourcing Standards”). Attached hereto as Schedule “4.1.1” is a list of tasks allocated to the employees and personnel of Development Manager and its respective Affiliates with respect to the subject Projects. The cost of engaging any independent contractors and consultants for a task shall be paid by Owner if included in a “Funding Request” (as hereinafter defined) to the extent the engagement of an independent contractor or consultant for such task is either (i) not listed on Schedule “4.1.1” or (ii) consistent with Development Manager’s Current Outsourcing Standards. To the extent the cost of engaging any independent contractors and consultants for a task is either (i) listed on Schedule “4.1.1” or (ii) inconsistent with the Development Manager’s Current Outsourcing Standards, such cost (each, an “Unreimbursable Cost”) shall not be paid by Owner (it being understood that such costs are among those to be borne by Development Manager and covered by payment to Development Manager of the “Base Development Fee” [as hereinafter defined]). Development Manager shall use diligent efforts to keep each Owner fully informed regarding all material matters relating to the Property and the Project owned by such Owner, and, where applicable, the Venture Interest (and any other specific matters as Owner may reasonably request from time to time) and shall so consult on a monthly basis (unless Owner waives in writing the need for a particular monthly meeting), at all reasonable times requested by Owner, and without limitation on the foregoing, shall immediately inform Owner with respect to any major or significant matters related to the Properties or the Projects owned by such Owner, and where applicable, the Venture Interest owned directly or indirectly by such Owner.

4.1.2 Development Plans; Project Budgets; Project Schedules. Each Development Plan, Project Budget and the Project Schedule with respect to each Project shall be attached hereto as Exhibit “A”, Exhibit “B” and Exhibit “C”, respectively, as the same shall be finalized in accordance with this Agreement. The parties recognize that the Development Plans and the Project Schedules so attached contain only major milestones and require supplementation to be more complete. Development Manager shall within the time frame set forth in the initial Project Budget cause each Project Schedule to be supplemented and submitted to Owner for the review and approval of Owner. In the event Owner does not approve such supplement or any subsequent modifications thereto, Owner shall give Development Manager written comments detailing Owner’s disapproval, and Development Manager shall have the same revised to Owner’s reasonable satisfaction. Development Manager shall (a) prepare and deliver to Owner an annual update to the Development Plan, the Project Budget and the Project Schedule for such Wholly-Owned Project, and (b) use Commercially Reasonable Efforts to cause to be prepared and delivered to Owner an annual update to the Development Plan, the Project Budget and the Project Schedule for the Venture Project. With respect to each Wholly-Owned Project, Development Manager shall submit each such updated annual Development Plan, Project Budget and Project Schedule for Owner’s prior written approval. In the event Owner does not approve any such updated annual Development Plan, Project Budget or Project Schedule or any subsequent modifications thereto, Owner shall provide Development Manager written comments detailing Owner’s disapproval, and Development Manager shall have the same revised to Owner’s reasonable satisfaction.

4.1.3 Drawings and Specifications. To the extent set forth in each Development Plan, any Property upon which improvements are to be constructed shall be constructed pursuant to the Drawings and Specifications. The Parties recognize that the drawings and specifications listed on the schedule attached as part of such Development Plan are preliminary in nature and require revision and supplementation to constitute construction documents for use in constructing any particular Property, to the extent so required. Development Manager shall (a) promptly cause such drawings and specifications to be revised and supplemented (as and when needed to comply with the applicable Project Schedule) and submitted to Owner for the review and approval of Owner with respect to the Wholly-Owned Projects, and (b) use Commercially Reasonable Efforts to cause such drawings and specifications to be revised and supplemented (as and when needed to comply with the applicable Project Schedule) and cause to be submitted to Owner with respect to the Venture Project. With respect to the Wholly-Owned Projects, in the event that Owner does not approve such drawings and specifications, revisions or supplements, or any subsequent modifications thereto, Owner shall give Development Manager written comments detailing Owner’s disapproval, and Development Manager shall have such drawings and specifications revised to Owner’s satisfaction.

4.1.4 Work on Non-Owned Property. Development Manager shall perform and cooperate with Owner or the Venture, as the case may be, with respect to any work to be done on any portion of any Property pursuant to the Development Plan before the acquisition, after the sale or after the contribution to the Venture of any portion of any Property.

4.2 Specific Duties and Services with Respect to the Wholly-Owned Projects. Development Manager shall perform its services and carry out the responsibilities with respect to the Wholly-Owned Projects as set forth herein, together with such additional services and responsibilities as are reasonably within the general scope of services and responsibilities under this Agreement and are designated from time to time by such Owners with respect to the Wholly-Owned Projects. The duties and services of Development Manager during the Term shall include the following with respect to the Wholly-Owned Projects:

4.2.1 Surveys; Soil Tests; Etc. To the extent reasonably appropriate in order to achieve Final Completion, arrange for the preparation of boundary line surveys, ALTA surveys, as built surveys, topographic surveys, soil tests, and other matters related to the usability of the Wholly-Owned Properties and any individual lots contained within the Wholly-Owned Properties, the development of any Wholly-Owned Project, and the sale of any or all of the Wholly-Owned Properties.

4.2.2 Recommendations; Hiring and Replacing Professionals. Prepare, advise and assist with recommendations for the development, entitlement, permitting, construction, sale and marketing of the Wholly-Owned Properties, to the extent set forth in the respective Development Plans, and submit to Owner any and all recommendations relating to services to be performed by the members of the Design Team and any others for the Wholly-Owned Properties, all of which shall be independent contractors. Owner acknowledges that, in certain circumstances, it may be appropriate to contract for the performance of services with an Affiliate of Development Manager; provided, however, that in each such instance, the services shall be on terms no less favorable to Owner than those reasonably available from unaffiliated parties and Owner shall have reasonably approved such contract. Notwithstanding anything to the contrary contained herein, any decision by Owner to amend, terminate or exercise any remedy under any contract between Owner and an Affiliate of Development Manager may be made unilaterally by Owner in accordance with the terms and conditions of the particular contract (but the foregoing will not reduce the obligation of Development Manager to enforce such contracts and to keep Owner informed of the status thereof and of any rights that may be exercised thereunder). The identity, affiliation , rates and contracts of the members of the Design Team or any others to be engaged by Owner (with a contract price in excess of $100,000.00, which price shall include any termination fees or penalties) with respect to any Wholly-Owned Property must be approved by Owner in advance. Development Manager shall, for all contracts with a payment in excess of the lesser of $1,000,000 or 15% of the total cost of the Wholly-Owned Property subject to such contract (excluding the cost of the land for such Property) ensure that all proposed contractors or providers complete the “Request for Qualifications” form attached hereto as Exhibit “D”, which shall be submitted to Owner for its approval together with background checks and other investigations reasonably satisfactory to Owner and performed by an investigation service reasonably approved by Owner. The Parties hereby acknowledge and anticipate that with respect to the Mission Bay Project the Requirements may require an alternative form to the “Request for Qualifications” form attached hereto as Exhibit “D”. If the Requirements require that Development Manager use a form other than the “Request for Qualifications” form attached hereto as Exhibit “D”, Development Manager shall promptly notify Owner of such in writing and the use of any alternative form shall not limit Owner’s approval rights with respect to the form of any agreement with such contractor or provider pursuant to Section 4.2.8 hereof.

4.2.3 Subdivision of Wholly-Owned Property. If subdivision is contemplated in the Requirements with respect to any Property, obtaining a final recorded subdivision of such Property with separate legal parcels as may be approved by Owner with respect to such Wholly-Owned Property. Before Development Manager submits to appropriate governmental authorities a tentative subdivision map or other material application (but not supporting documents and information not requested by Owner) required to obtain compliance with the Subdivision Map Act (“Subdivision Materials”), Development Manager shall obtain such Owner’s written approval of the Subdivision Materials which approval will not be unreasonably withheld or delayed.

4.2.4 Non-Construction Activities. Use Commercially Reasonable Efforts to procure, direct, coordinate, monitor, administer, supervise, and implement all aspects of each Wholly-Owned Project, such as planning, preparation and design, including all architectural work, all engineering (such as hydrological, traffic, civil, environmental, landscape, soils and structural engineering) and all other non-construction activities required for the diligent, professional planning, construction and operation of each Wholly-Owned Project in accordance with the Requirements.

4.2.5 Recommendations Regarding Savings. Provide recommendations on the relative feasibility of different construction methods, the availability of labor, equipment and materials, the costs of alternative designs and materials, and other issues relating to costs and possible savings, and, without limitation, recommend and advise Owner concerning possible change orders and material cost savings where appropriate.

4.2.6 Permits; Meetings. Use Commercially Reasonable Efforts to obtain or cause to be obtained and administer compliance with all applicable Permits as and when required. Development Manager shall complete and present to Owner all proposed applications for Permits for Owner’s review, approval and signature. Development Manager shall notify Owner in advance of, and shall attend (or will cause one or more members of the Development Team to attend [so long as the same is consistent with standards and practices of Development Manager and its Affiliates with respect to such meetings for the twelve (12) months prior to the date hereof]), all meetings of regulatory bodies, redevelopment agencies, civic associations and other groups in connection with the Permits or otherwise affecting any Wholly-Owned Project and shall keep Owner advised and well informed of all material developments in connection with such Permits. Without obtaining the consent of Owner, in no event shall Development Manager agree to any material dedication, cost, liability, condition or limitation with respect to the issuance of a Permit.

4.2.7 Bids. Direct and supervise the procurement of bids for the development and construction of each Wholly-Owned Project as set forth in the Development Plan for such Project, tabulate and analyze bid results, and submit recommendations to Owner regarding the award of construction contracts and subcontracts relating to each Wholly-Owned Project. Development Manager shall not hold itself out as having the authority to approve any contract or agreement without the prior written approval of Owner. Without limitation, all contracts and subcontracts for capital improvements, goods and services requiring payments exceeding $100,000 in the aggregate shall be awarded on the basis of competitive bidding, solicited in the following manner (or such other manner as approved in writing by Owners):

(a) A minimum of three (3) written bids from qualified providers reasonably satisfactory to Owner shall be requested for each contract or purchase, provided that Owner acknowledges that, with respect to the Mission Bay Project, the Requirements may not require that Development Manager obtain at least three (3) written bids from qualified providers for each contract or purchase. All potential providers of services shall be experienced in the applicable area of services to be covered by the potential contract, shall be in good standing in the community and have a reputation for completing work in a timely and workmanlike manner. The Parties hereby acknowledge and anticipate that with respect to the Mission Bay Project the Requirements may not require that Development Manager obtain at least three (3) written bids from qualified providers for each contract or purchase. Notwithstanding the foregoing, if Development Manager does not obtain at least three (3) written bids from qualified providers reasonably satisfactory to Owner for such contract or purchase, Development Manager shall promptly notify Owner of such in writing and the acceptance of such bid obtained shall not limit Owner’s rights with respect to the form of any agreement with respect to such bid pursuant to Section 4.2.8 hereof.

(b) Each bid will be solicited in a consistent format reasonably approved by Owner so that uniformity will exist in the bid quotes.

(c) Subject to Section 4.2.8 (and any other requirement for Owner’s approval hereunder), Development Manager may accept (or, in the case of a subcontract, cause the prime contractor to accept) the lowest bid the Development Manager is permitted to accept pursuant to the Requirements if the expenditure is for a Wholly-Owned Project Budget item and will not result in an annual budgeted accounting category in excess of what is set forth in the Project Budget for such Wholly-Owned Project, provided that if the Requirements require that Development Manager accept any bid other than the lowest bid, Development Manager shall promptly notify Owner of such in writing and the acceptance of such bid shall not limit Owner’s rights with respect to the form of any agreement with respect to such bid pursuant to Section 4.2.8 hereof.

(d) If any governmental authority requests that Development Manager accepts any bid other than the lowest bid pursuant to the Requirements, Development Manager shall obtain the prior written consent of Owner (which shall not be unreasonably withheld or delayed) prior to accepting such bid and the acceptance of such bid shall not limit Owner’s rights with respect to the form of any agreement with respect to such bid pursuant to Section 4.2.8 hereof. The Parties hereby acknowledge and anticipate that with respect to the Mission Bay Project the Requirements may require that Development Manager accept a bid other than the lowest bid.

(e) If Development Manager advises acceptance of other than the lowest bidder pursuant to the Requirements, Development Manager shall adequately support, in writing, its recommendation to Owner and receive Owner’s prior written approval before awarding (or, in the case of a subcontract, allowing the prime contractor to award) the contract.

(f) Development Manager may request that Owner waive these competitive bidding requirements and Owner’s direction in any single instance shall not be deemed to be its consent in any subsequent instance. Owner hereby acknowledges that, with respect to the

Mission Bay Project, the Requirements may not require that Development Manager obtain at least three (3) written bids from qualified providers for each contract or purchase.

(g) Subject to Section 4.2.8, and except as otherwise permitted herein, Development Manager shall not hold itself out as having the authority to approve any contract or agreement without the prior written approval of Owner.

4.2.8 New Project Agreements. Negotiate and prepare, for the approval of and execution by Owner, all agreements as Development Manager recommends that Owner execute (or are designated by Owner) in connection with any Wholly-Owned Project. Development Manager shall consult with Owner as to the terms of any such agreement that Development Manager is negotiating as reasonably necessary (and as requested by Owner) with the goal of minimizing any re-negotiation. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, Development Manager is hereby authorized without Owner’s approval to execute such agreements on Owner’s behalf as Development Manager shall deem appropriate in the ordinary course of Development Manager performing its duties under this Agreement, so long as a copy of such agreement is promptly delivered to Owner and such agreements (a) are bona fide, unrelated third party contracts consistent with the Project Budget that comply with all Requirements, (b) do not, in the aggregate with respect to any one such agreement, result in the Owner making or agreeing to make expenditures of more than $100,000, (c) do not, in the aggregate with respect to all such agreements for any individual Wholly-Owned Project, result in the Owner making or agreeing to make expenditures of more than $500,000 and (d) do not have a term in excess of twelve (12) months. Notwithstanding the foregoing, attached hereto as Schedule “4.2.8” is a list of some of the Contractors which have performed work on one or more Projects and which Development Manager may decide to engage for future phases of a Project, and Development Manager shall be permitted to engage the Contractors listed on such schedule without the prior written consent of Owner, provided that Owner shall have the right to approve the agreement with any such Contractor pursuant to this Section 4.2.8. Development Manager also may engage Contractors other than those listed on Schedule “4.2.8” attached hereto in connection with the Projects, provided that Development Manager obtains Owner’s prior written consent prior to engaging such Contractor, such consent not to be unreasonably withheld, conditioned or delayed.

4.2.9 Administering Project Agreements. Except as otherwise directed in writing by Owner, Development Manager shall advise Owner regarding the interpretation and enforcement of, and administer, all Project Agreements, including any construction documents to which Owner is a party, which Project Agreements have been provided to Development Manager in connection with the performance of this Agreement. Without limitation on the foregoing, Development Manager shall use Commercially Reasonable Efforts to obtain all approvals required under and otherwise assist Owner in complying in all material respects with the Project Agreements with respect to any Wholly-Owned Project, as and when required.

4.2.10 CFDs, Tax Increments and Other Public Financing. Subject to Section 5.3, Development Manager shall use Commercially Reasonable Efforts to administer and perform all acts required of Owner on behalf of Owner in connection with the community facilities districts and other districts, including, without limitation, other regimes relating to credits, reimbursements and other direct and indirect payments, including tax increments and bond reimbursements created under statutory or governmental authorization with respect to any Wholly-Owned Project. Development

Manager shall diligently pursue and shall, including, (a) prepare the “Payment Requests” required under those certain Acquisition Agreements, both dated as of June 1, 2001 (the “Acquisition Agreements”), by and between Catellus Development Corporation, a Delaware corporation, and the Redevelopment Agency of the City and County of San Francisco (“Agency”), which Acquisition Agreements have been assigned to Owner; (b) process such Payment Requests, including, provide additional information to the Agency or its authorized agents as may be reasonably requested by Owner, Agency or its authorized agents; (c) after the date hereof, provide to Owner any monies received by Development Manager for such reimbursements under the Acquisition Agreements; and (d) cooperate with Owner in any meetings, conferences or other interactions with the Agency, all other governmental authorities and their authorized agents regarding the reimbursements that are the subject of the Acquisition Agreements and Payment Requests and/or matters under the “Mission Bay North Owner Participation Agreement”, the “Mission Bay South Owner Participation Agreement” or the Financing Plan (which is Attachment E to the each of the Mission Bay North Owner Participation Agreement and the Mission Bay South Owner Participation Agreement), to procure the issuance of bonds to provide funds to Owner for reimbursement of costs in connection with the completed infrastructure at each Project and provide all necessary documentation and a budget for such costs in connection with the same; provided, however, Owner acknowledges that Development Manager may employ independent contractors pursuant to the Project Budget to perform the same if it is consistent with standards and practices of Development Manager and its Affiliates with respect to the subject Projects for the twelve (12) months prior to the date hereof.

4.2.11 Payments. Establish procedures for the processing and payment of applications for payment by all contractors, subcontractors, and materialmen providing services, labor or material for construction of the Wholly-Owned Project. Development Manager shall review for appropriateness, all applications for payment submitted by contractors, engineers, subcontractors and materialmen in connection with any Wholly-Owned Project, and recommend such application for approval or disapproval of payment by Owner. If Development Manager recommends that Owner pay such application, Development Manager shall submit the application to Owner along with the “Monthly Report” (as hereinafter defined). If Development Manager recommends that Owner disapprove any application, Development Manager shall provide to Owner a detailed written explanation of the reasons for such disapproval. Development Manager shall also diligently prepare periodic draw requests for submittal to any construction lender for a Wholly-Owned Project, including all schedules, lien releases and other documents and information requested by any such lender. All such draw requests shall be consistent with the Requirements, and shall be subject to Owner’s approval before submittal to any such lender. Notwithstanding anything to the contrary contained herein, Development Manager shall not make disbursement requests with respect to any payments to Development Manager under this Agreement (except in connection with periodic payments to Development Manager or its Affiliates set forth in the applicable Project Budget) without Owner’s express written consent or in connection with any contracts or other documents with any Affiliate of Development Manager for services for any Wholly-Owned Project. Such request to Owner shall be a single purpose correspondence that shall state on the first page of such disbursement request, “THIS REQUEST SHALL INCLUDE PAYMENTS TO DEVELOPMENT MANAGER OR DEVELOPMENT MANAGER’S AFFILIATES WHICH ARE NOT STANDARD PERIODIC PAYMENTS”.

4.2.12 Supervision of Professionals. Direct, retain, coordinate, monitor and supervise the performance of (and make recommendations to) the members of the Design Team with respect to a Wholly-Owned Project and other professionals and independent contractors and consultants providing services in connection with the development of any such Wholly-Owned Project, provided that Development Manager shall not be liable or responsible for the performance of such professionals and independent contractors and consultants as described in Section 11.1. Coordinate with professionals and independent contractors and consultants engaged by any potential purchaser of a particular Wholly-Owned Property. Use Commercially Reasonable Efforts to review that such activities and services are provided by such parties for compliance with the Requirements.

4.2.13 Regular Inspections by Development Manager. Use Commercially Reasonable Efforts to inspect the Wholly-Owned Properties on a regular basis (which shall be on a weekly basis for those portions of the Wholly-Owned Properties under construction and otherwise at such regular intervals as Development Manager deems reasonably necessary or desirable). Subject to any restrictions contained in the Requirements, Development Manager shall recommend to Owner that Owner stop work or reject any work on such Wholly-Owned Property, of which Development Manager is aware fails to substantially conform with the Drawings and Specifications or other Requirements related to such Wholly-Owned Property.

4.2.14 Regular Inspections by Design Team. Use Commercially Reasonable Efforts to cause applicable members of the Design Team for each Wholly-Owned Project to regularly (at least once monthly) inspect any portion of such Wholly-Owned Project under construction and for which such Design Team members have responsibility to determine whether such Wholly-Owned Project is being constructed in accordance with the Drawings and Specifications for such Wholly-Owned Project, and to report and account for the costs of construction, including all labor and materials for each Wholly-Owned Project.

4.2.15 Financial and Other Records. Maintain complete financial records for each Wholly-Owned Project and impose financial and accounting controls as required herein and maintain a set of working Drawings and Specifications for each Wholly-Owned Project, and addenda and change orders thereto, at either the on-site local office for the Wholly-Owned Project or at Development Manager’s offices at Catellus Development Corporation, 201 Mission Street, Lobby 2, San Francisco, California 94105 with respect to the Mission Bay Assets and the Alameda (Bayport) Wholly-Owned Assets (the “Development Manager Northern California Office”), or Catellus Development Corporation, Residential Group, 3990 Westerly Place, Suite 120, Newport Beach, California 92660 with respect to the West Bluffs Assets and the Santa Fe Depot Assets (the “Development Manager Southern California Office”). Development Manager shall maintain in an organized and complete manner all other records for each Wholly-Owned Project to complete the tasks and obligations required under this Section 4.2 (the “Task Records”) at the Development Manager Northern California Office with respect to the Mission Bay Assets and the Alameda (Bayport) Wholly-Owned Assets and the Development Manager Southern California Office with respect to the West Bluffs Assets and the Santa Fe Depot Assets. Owner shall have the right to review such Task Records upon reasonable advance notice on any business day.

4.2.16 Development Team Meetings. Conduct regular meetings of the appropriate members of the Development Team and any other appropriate parties during the course of development and construction of each Wholly-Owned Project as often as reasonably necessary to provide continuing supervision and control of Development Team, Design Team and such Wholly-Owned Project and compliance with the Project Schedule and the Project Budget. In the Monthly

Report (and each report of a meeting of the Development Team), Development Manager shall notify Owner of each such meeting scheduled to occur on or before the next Monthly Report and shall permit attendance by Owner and the asset manager, construction consultants, property management personnel, or other agents and representatives of Owner. Development Manager shall also meet with representatives of Owner at such times as Owner may request (together with such other members of the Development Team, if any, as Owner may designate) and will promptly provide Owner with information as such Owner may request.

4.2.17 Public Meetings. Attend any and all public meetings and hearings which could have a material impact on matters covered in the Development Plan for such Wholly-Owned Project (which shall include all meetings or hearings with respect to which the purpose includes consideration of a discretionary approval for such Wholly-Owned Project), and report to Owner the results of such meetings and hearings, and otherwise keep Owner reasonably informed of the progress of each Wholly-Owned Project, and notify Owner in advance of each such public meeting and hearing.

4.2.18 Disputes. Promptly advise Owner of any material disputes of which Development Manager is aware with any of the Development Team, any adjoining property owner or any other party relating to any Wholly-Owned Project or any Property.

4.2.19 Budgets/Schedules. Review and update periodically (at least quarterly), and at the request of Owner, the Project Budget and the Project Schedule (provided, however, that Development Manager may not change the Project Budget or the Project Schedule without the approval of Owner) for each Wholly-Owned Project. In the event that Owner does not approve such updates, Owner shall give Development Manager written comments detailing the reasons for Owner’s disapproval, and Development Manager shall have the same revised to Owner’s satisfaction. In the event that Development Manager determines that development and construction of any Wholly-Owned Project is not in accordance with its Project Budget or Project Schedule, Development Manager shall promptly investigate the causes for the departure from such Project Budget or Project Schedule, deliver to Owner recommendations as to how to most efficiently and economically come into compliance with such Project Budget and Project Schedule or in the alternative, provide recommendations for changing the Project Budget and changing the Project Schedule, and implement Owner’s decisions with respect thereto. Development Manager is authorized to make an expenditure payable to a third party exceeding the amount specified for such expenditure in any Project Budget but only if (a) Development Manager, in its reasonable judgment, deems there to be an emergency requiring such expenditure to effectuate immediate action necessary for the protection of such Wholly-Owned Project, property or persons; or (b) such expenditure would not violate any Requirements and would not (i) cause the line item in such Project Budget to which such expenditure relates to exceed the budgeted amount of such line item in such original Project Budget (taking into account the amounts expended to date and reasonably anticipated expenses in connection with such line item) by more than the greater of 10% or $100,000 of such line-item, or (ii) cause the aggregate amount of the expenses within such Project Budget to exceed the entire amount of budgeted expenses in the then current Project Budget (taking into account the amounts expended to date and reasonably anticipated expenses and actual and reasonably anticipated cost savings). Development Manager is authorized to use the contingency amount in each Project Budget in its reasonable discretion, provided that such contingency expense shall not cause the line item in such Project Budget to which such expenditure relates to exceed the budgeted amount of such line item in such original Project Budget (taking into account the amounts expended to date and reasonably anticipated expenses in connection with such line item) by more than the greater of 10% or $100,000 of such line-item. Notwithstanding the foregoing, with respect to the Mission Bay Project, an “authorization for expenditure” (an “AFE”) in the applicable Project Budget shall constitute a line-item for purposes of this Section 4.2.19 so long as such AFE in the Project Budget does not exceed $2,500,000. Development Manager shall promptly notify Owner, both by telephone and in writing, of each expenditure made pursuant to the preceding sentence (and in the case of clause (b) above, an opportunity to discuss the same before it is made) and shall promptly supply Owner with such information with respect thereto as Owner may reasonably request.

4.2.20 Disclosures. Development Manager shall use Commercially Reasonable Efforts to ensure that all required disclosures (including disclosures to homeowners and purchasers of any Wholly-Owned Property or any portion thereof) required by any governmental authorities, including the County and State in which any such Wholly-Owned Property is located, are made to all purchasers of any portion of such Property and shall require all such purchasers to agree to make all such disclosures to any subsequent purchaser.

4.2.21 Requirements. Use Commercially Reasonable Efforts to comply with the Requirements applicable to Development Manager’s and Owner’s obligations with respect to the Wholly-Owned Projects.

4.2.22 Implementation of Owner’s Policies. Subject to Section 5.3, use Commercially Reasonable Efforts to implement Owner’s policies, procedures and decisions in connection with the design, development, entitlement, permitting, construction, sale and marketing of any Wholly-Owned Project upon notice from Owner thereof.

4.2.23 Final Completion. Use Commercially Reasonable Efforts to cause the Final Completion of, and completion of all warranty work for, each Wholly-Owned Project to occur on or before the dates set forth in the Project Schedules.

4.2.24 Claims. Notify and advise Owner in connection with any claims made against Owner by any member of the Design Team, any other party providing services or any other third party in connection with a Wholly-Owned Project promptly upon receipt of notice of such claims.

4.2.25 Retainage. Require and administer retainage of at least 10% on each Wholly-Owned Project (it being agreed that a final installment of not less than 10% payable after final completion shall qualify for such purpose) and otherwise, as Development Manager shall reasonably deem to be appropriate, in contracts with contractors, architects, engineers, suppliers, subcontractors and others providing services or materials to such Wholly-Owned Project; provided, however, Development Manager shall be permitted to administer retainage of such lesser amounts (with a guideline of in no event less than 5%) with the prior written consent of Owner (which consent shall not be unreasonably withheld or delayed). Notwithstanding anything to the contrary contained in this Agreement, Development Manager shall be permitted to pay subcontractors and others providing services or materials to such Wholly-Owned Projects who shall have completed their portion of such Project prior to Final Completion of such Wholly-Owned Project with the prior written consent of Owner (which consent shall not be unreasonably withheld or delayed).

4.2.26 Completion Inspections. Inspect each Wholly-Owned Project with the appropriate members of the Design Team upon substantial completion of such Wholly-Owned Project and submit to Owner recommendations concerning the acceptance of such Wholly-Owned Project by Owner and the approval by Owner of any Punch List Items.

4.2.27 Punch List Items. Prepare a list of Punch List Items with respect to each Wholly-Owned Project and inspect and use Commercially Reasonable Efforts to cause the prompt completion or correction of all Punch List Items, as the case may be.

4.2.28 Hazardous Materials. Immediately notify Owner upon discovery by Development Manager of any Hazardous Material on any such Wholly-Owned Property that has not been previously identified as an environmental concern, and recommend appropriate action and supervise the course of action approved or directed by Owner.

4.2.29 Mechanic’s Liens. Notify Owner, within ten (10) business days after receipt of written notice (but as soon as reasonably possible prior to the foreclosure date, if actually known to Development Manager) of (A) any written dispute over amounts owed any party that has the statutory authority to file a construction lien against any Wholly-Owned Property or (B) any filing of a construction lien claim against any Wholly-Owned Property, and, subject to Section 5.3, use Commercially Reasonable Efforts to cause the prompt removal of any such lien (or in lieu of removing, contest such lien in accordance with the Project Financing Documents or tender such lien to the Contractor under any Contractor indemnity or related provision), and without limitation promptly take such action as Owner reasonably determines to be necessary to protect such Wholly-Owned Property after consultation with Owner and subject to Section 5.3.

4.2.30 Lien Waivers. Obtain appropriate affidavits and lien waivers from each respective Contractor, Architect, Engineer, Land Planner, Landscape Architect, Soils Engineer, contractors, subcontractors and materialmen providing services, labor or material for each Wholly-Owned Project.

4.2.31 Coordinate Marketing and Sales. Direct coordination with and supervision of all marketing agents in the preparation and implementation of marketing plans and promotional activities and sales programs for the sale of each Wholly-Owned Property and any portion thereof in accordance with the Requirements and, in connection therewith, the evaluation of the creditworthiness of each buyer, provided that Development Manager shall not be deemed to have guaranteed performance or payment by a buyer and shall have no liability for any damages or losses sustained by Owner as a result of the financial condition or creditworthiness of any such buyer. As part of the Development Plan (as such Development Plan may be finalized after the date of this Agreement), Development Manager shall develop a Marketing Plan for each Wholly-Owned Property (such Marketing Plan as hereafter amended from time to time being hereinafter referred to as the “Marketing Plan”) and Development Manager shall proceed with marketing each Wholly-Owned Property in accordance with the Marketing Plan for such Wholly-Owned Property. Without excluding other issues that the parties hereto may determine to cover in the Marketing Plan for each Wholly-Owned Property in effect under the terms hereof from time to time, it is agreed hereto that the Marketing Plan for each Wholly-Owned Property shall address the following issues:

(a) To the extent that any such Wholly-Owned Property is broken out into individual lots, the breakout of such lots to be offered either individually or in bulk to individual purchasers and/or builders and/or subdividers;

(b) The advertising and promotional materials that Development Manager is authorized to develop and utilize and a budget for same;

(c) The minimum cash purchase price to be solicited by Development Manager with respect to such Wholly-Owned Property or phase or lot within such Wholly Owned Property;

(d) Use Commercially Reasonable Efforts to obtain from Wholly-Owned Property buyers indemnities and releases described in Section 10.20.2 of the Purchase Agreement and obtain the Applicable Seller’s consent to any amendments to such indemnities;

(e) Upon Owner’s request or if specified in the applicable Development Plan for such Wholly-Owned Property, election of outside real estate brokers to list and market such Wholly-Owned Property and the terms, conditions and provisions of outside brokerage arrangement that is acceptable to Owner.

No listings shall be given to any outside brokers except with the prior written approval of Owner. Owner shall have the ability to modify or amend a Marketing Plan for a Wholly-Owned Property at any time and from time to time upon consultation with Development Manager, although Development Manager’s approval shall not be required to any such modifications. Upon any such modification or amendment to such Marketing Plan, Owner shall notify Development Manager and Development Manager shall use Commercially Reasonable Efforts to implement such modified or amended Marketing Plan for such Wholly-Owned Property as Owner’s agent. Development Manager shall recommend to Owner changes from time to time it deems appropriate to each Marketing Plan for each Wholly-Owned Property and Owner shall consider same in good faith and respond thereto, although Owner shall retain the ultimate discretion respecting the Marketing Plan for each Wholly-Owned Property. Subject to Section 4.4.2, Development Manager shall have responsibility and authority to carry out the Marketing Plan for each Property and shall charge all third-party costs, fees and expenses incurred by it incident to the implementation of the Marketing Plan for each Wholly-Owned Property to Owner’s account.

4.2.32 Compliance with Project Financing Documents. Subject to Section 5.3 and the provisions of this Section 4.2.32 below, Development Manager shall use Commercially Reasonable Efforts to perform, on behalf of each Owner, any and all of the covenants of each Owner as “Borrower” under the Project Financing Documents, but only to the extent that such performance is within the scope of Development Manager’s duties and obligations expressly set forth elsewhere in this Agreement, provided that nothing contained in this Section 4.2.32 shall be deemed to mean that Development Manager is assuming or otherwise becoming personally liable for the covenants or other obligations of Borrower under the Project Financing Documents. In addition to Section 5.3, the performance of each obligation of Development Manager under this Section 4.2.32 is conditioned upon Owner providing documents, cooperation and resources within a reasonably prompt time following Development Manager’s request for the same to enable Development Manager to perform such obligation on behalf of Owner.

4.2.33 Other Work. Furnish such consultation and advice relating to each Wholly-Owned Project as may reasonably be requested from time to time by Owner, and perform all other customary or incidental functions necessary or appropriate for the timely, professional completion of the Wholly-Owned Projects in accordance with the Requirements. In addition, Development Manager shall use Commercially Reasonable Efforts to prepare, submit for review, respond to governmental changes and finalize the Mission Bay Project final maps within the deadlines set forth therein, all as described on Exhibit “E” attached hereto (the “Special Tasks”), subject to Section 5.3.

4.2.34 Compliance with Purchase Agreement. Subject to Section 5.3 and the provisions of this Section 4.2.34 below, Development Manager shall use Commercially Reasonable Efforts to perform, on behalf of Owner, every obligation assumed by Owners under the Purchase Agreement, including, any assumed obligation in respect of property sold by Sellers and their Affiliates to third parties prior to the date hereof but only to the extent that such performance is within the scope of Development Manager’s duties and obligations set forth elsewhere in this Agreement, provided that nothing contained in this Section 4.2.34 shall be deemed to mean that Development Manager is assuming or otherwise becoming personally liable for the covenants or other obligations assumed by Owners under the Purchase Agreement. In addition to Section 5.3, the performance of each obligation of Development Manager under this Section 4.2.34 is conditioned upon Owner providing documents, cooperation and resources within a reasonably prompt time following Development Manager’s request for the same to enable Development Manager to perform such obligation on behalf of Owner.

4.2.35 Designation of Professionals. Use Commercially Reasonable Efforts to designate, in accordance with the applicable Development Plan, the Architect, the Contractor, the Engineer, the Land Planner and the Landscape Architect with respect to each Wholly-Owned Project.

4.2.36 Experience and Licenses. Use Commercially Reasonable Efforts to perform the services that are the subject matter of this Agreement, and to cause Development Manager’s employees to perform such services with respect to each Wholly-Owned Project. Development Manager shall, at all times during the Term with respect to each Wholly-Owned Project, (i) hold and maintain all licenses, permits or other certifications necessary to perform its duties under this Agreement which are available at each stage of development in compliance in all material respects with all Laws, and (ii) hold on behalf of Owner and maintain all licenses, permits or other certifications which relate to any Project or Property, are available at each stage of development in compliance in all material respects with all Laws.

4.2.37 Compliance with Labor Laws. Without limitation on the generality of the foregoing, but subject to Section 5.3, Development Manager shall maintain at all times during the Term sufficient facilities, expertise, staff, assets and other resources to perform its duties under this Agreement as contemplated under the Development Plans and subject to the right to employ certain consultants and other personnel as described in the Project Budgets and to increase its personnel if the scope of any of the Development Plans materially changes. Without limitation on the generality of the foregoing, but subject to Section 5.3, during the Term, Development Manager and anyone authorized to act for Development Manager shall comply with the provisions of the California Labor Code, as amended, and all other applicable federal, state and local laws with respect to labor matters, labor unions, required use of union labor, and prevailing wage laws as such laws apply to

Development Manager and the performance by Development Manager of its duties and obligations under this Agreement with respect to the Wholly-Owned Projects and Owner’s ownership of the Wholly-Owned Properties.

4.2.38 Mission Bay Project Agreement. Use Commercially Reasonable Efforts to (1) cause each “Project Contractor” (as defined in that certain Agreement Regarding Mission Bay Successor Project Agreement dated as of the date hereof by and between COLP and FOCIL-MB [the “Mission Bay Successor PLA”]) and any contractors to which FOCIL-MB or any of its contractors contract work which is covered by the “Original PLA” (as defined in the Mission Bay Successor PLA), to sign and become a party to the Mission Bay Successor PLA, (2) cause the “Primary Contractor” (as defined in the Mission Bay Successor PLA) to execute the Mission Bay Successor PLA prior to the commencement of any construction work on the Property, and (3) deliver an executed original of the Mission Bay Successor PLA to the “Council” (as defined in the Mission Bay Successor PLA), with a copy to COLP prior to the commencement of such work.

4.2.39 Compliance with SB 800. Subject to Section 5.3, use Commercially Reasonable Efforts to comply with SB 800 as to the portions of the Wholly-Owned Property on which residential units are to be constructed or are in the process of being designed or constructed. Such compliance shall include, to the extent appropriate, the preparation, recording (as applicable) and use of covenants, conditions and restrictions, and appropriate provisions in insurance policies, contracts with consultants, contractors, subcontractors and others to facilitate compliance with SB 800, and such other documents and acts as may be necessary or appropriate for compliance with SB 800.

4.3 Specific Duties and Services with Respect to the Venture Project. With respect to the Venture Project, Development Manager shall use Commercially Reasonable Efforts to cause the Venture to take such actions described in Section 4.2 hereof with respect to the Venture Project (rather than the Wholly-Owned Projects). Commercially Reasonable Efforts shall be interpreted in the context of this Section 4.3 by taking into account any limitations under the Venture Agreement. Without limitation on the foregoing, with respect to the Venture Project, Development Manager shall:

4.3.1 Recommendations; Hiring and Replacing Professionals. Advise and assist with recommendations for the development, entitlement, permitting, construction, sale and marketing of the Venture Property.

4.3.2 Recommendations Regarding Savings. Advise and assist in providing recommendations on the relative feasibility of different construction methods, the availability of labor, equipment and materials, the costs of alternative designs and materials, and other issues relating to costs and possible savings, and, without limitation, advise Owner concerning possible change orders and material cost savings where appropriate.

4.3.3 Permits; Meetings. Notify Owner in advance of, and shall cause to be attended, all meetings of regulatory bodies, redevelopment agencies, civic associations and other groups in connection with the Permits or otherwise affecting the Venture Project and shall keep Owner advised and well informed of all material developments in connection with such Permits.

4.3.4 CFDs, Tax Increments and Other Public Financing. Provide any and all information to CIC or the City of Alameda as may be reasonably requested by any of CIC, the “City of Alameda” or Owner for reimbursement of “Project Expenses” (as defined in the DDA) to Owner, make any and all requests to CIC and the City of Alameda for tax-exempt bond financing of Project Expenses as may be reasonably requested by Owner, and cooperate with Owner in any meetings, conferences or other interactions with CIC, the City of Alameda or any other governmental authorities regarding reimbursement of Project Expenses, including additional funding of the “Residential Shortfall Loan” (as defined in the DDA), payment of any principal and interest under the Residential Shortfall Loan and issuance of tax increment financing bonds.

4.3.5 Payments. Review for appropriateness (to the extent Owner has such rights as an Owner of the Venture Interest), (1) all applications for payment submitted by contractors, engineers, subcontractors and materialmen in connection with the Venture Project, and (2) any calls for capital contributions under the Venture.

4.3.6 Regular Inspections. Inspect the Venture Property on a regular basis and advise Owner of any work of which Development Manager is aware which fails to substantially conform with the Drawings and Specifications or other Requirements related to the Venture Property and, at Owner’s direction, use Commercially Reasonable Efforts to cause such work to be stopped or rejected.

4.3.7 Financial Records. Maintain complete financial records for the Venture Interest and maintain a set of all documents, records and information received from Warmington Alameda Associates, L.P., a California limited partnership, relating to the Venture or the Venture Project at the Development Manager Northern California Office.

4.3.8 Development Team Meetings. Attend meetings of the Development Team (to the extent Owner has such rights as the Owner of the Venture Interest) during the course of development and construction of the Venture Project. In the Monthly Report (and each report of a meeting of the Development Team), Development Manager shall notify Owner of each such meeting scheduled to occur on or before the next Monthly Report. Development Manager shall also meet with representatives of Owner at such times as Owner may request (together with such other members of the Development Team, if any, as Owner may designate) and will promptly provide Owner with such information as Owner may request.

4.3.9 Public Meetings. Attend any and all public meetings and hearings of which Development Manager has notice and which could reasonably have a material impact on the Venture Project (which shall include all meetings or hearings with respect to which the purpose includes consideration of a discretionary approval for the Venture Project) and report to Owner the results of such meetings and hearings, and otherwise keep Owner reasonably informed of the progress of Venture Project, and notify Owner in advance of each such public meeting and hearing.

4.3.10 Disputes. Promptly advise Owner of any material disputes of which Development Manager is aware with any of the Development Team, any adjoining property owner or any other party relating to the Venture Project, the Venture Property or the Venture Interest.

4.3.11 Budgets/Schedules. Review and, if requested by Owner, use Commercially Reasonable Efforts to cause to be updated periodically (at least quarterly) the Project Budget and the Project Schedule for the Venture Project.

4.3.12 Claims. Notify and advise Owner in connection with any claims made against Owner, the Venture Project or the Venture Interest by any member of the Design Team, any other party providing services or any other third party in connection with the Venture Project promptly upon receipt of notice of such claims.

4.3.13 Retainage. Owner acknowledges that that the Venture Project is administered with a 5% retainage.

4.3.14 Hazardous Materials. Immediately notify Owner upon discovery by Development Manager of any Hazardous Material on the Venture Property that has not been previously identified as an environmental concern.

4.3.15 Mechanic’s Liens. Notify Owner, within ten (10) business days after receipt of notice (but as soon as reasonably possible prior to the foreclosure date, if actually known to Development Manager) of (A) any written dispute over amounts owed any party that has the statutory authority to file a construction lien against the Venture Property or (B) any filing of a construction lien claim against the Venture Property, assist and advise in the prompt removal of any such lien.

4.3.16 Compliance with Project Financing Documents. Subject to Section 5.3 and the provisions of this Section 4.3.16 below, Development Manager shall use Commercially Reasonable Efforts to perform, on behalf of the Owner of the Venture Interest the obligations, if any, of such Owner under the Project Financing Documents, but only to the extent that such performance is within the scope of Development Manager’s duties and obligations expressly set forth elsewhere in this Agreement, provided that nothing contained in this Section 4.3.16 shall be deemed to mean that Development Manager is assuming or otherwise becoming personally liable for the covenants or other obligations of such Owner or the borrower under the subject Project Financing Documents. In addition to Section 5.3, the performance of each obligation of Development Manager under this Section 4.3.16 conditioned upon Owner providing documents and cooperation within a reasonably prompt time following Development Manager’s request for the same to enable Development Manager to perform such obligation on behalf of Owner.

4.3.17 Other Work. Furnish such consultation and advice relating to the Venture Project as may reasonably be requested from time to time by Owner (to the extent Owner has such rights as an Owner of the Venture Interest), and advise and assist in the performance of all other customary or incidental functions necessary or appropriate to cause the timely, professional completion of the Venture Project in accordance with the Requirements.

4.3.18 Compliance with Purchase Agreement. Subject to Section 5.3 and the provisions of this Section 4.3.18 below, Development Manager shall use Commercially Reasonable Efforts to perform, on behalf of Owners, every obligation assumed by Owners under the Purchase Agreement, including, any assumed obligation in respect of property sold by Sellers and their Affiliates to third parties prior to the date hereof but only to the extent that such performance is within the scope of Development Manager’s duties and obligations set forth elsewhere in this Agreement, provided that nothing contained in this Section 4.3.18 shall be deemed to mean that Development Manager is assuming or otherwise becoming personally liable for the covenants or other obligations assumed by Owners under the Purchase Agreement. In addition to Section 5.3, the performance of each obligation of Development Manager under this Section 4.3.18 is conditioned upon Owner providing documents and cooperation within a reasonably prompt time following Development Manager’s request for the same to enable Development Manager to perform such obligation on behalf of Owner.

4.3.19 Designation of Professionals. Use Commercially Reasonable Efforts to designate, in accordance with the applicable Development Plan, the Architect, the Contractor, the Engineer, the Land Planner and the Landscape Architect with respect to the Venture.

4.3.20 Experience and Licenses. Use Commercially Reasonable Efforts to perform the services that are the subject matter of this Agreement, and to cause Development Manager’s employees to perform such services with respect to the Venture. Development Manager shall, at all times during the Term with respect to the Venture, use Commercially Reasonable Efforts to (i) hold and maintain all licenses, permits or other certifications necessary to perform its duties under this Agreement which are available at each stage of development, and is in compliance with and shall continue to comply with all Laws, and (ii) hold on behalf of Owner and maintain all licenses, permits or other certifications which relate to any Project or Property, are available at each stage of development, and is in compliance with and shall continue to comply with all Laws.

4.3.21 Compliance with Labor Laws. Without limitation on the generality of the foregoing, but subject to Section 5.3, Development Manager shall use Commercially Reasonable Efforts to maintain at all times during the Term sufficient facilities, expertise, staff, assets and other resources to perform its duties under this Agreement as contemplated under the Development Plans and subject to the right to employ certain consultants and other personnel as described in the Project Budgets and to increase its personnel if the scope of any of the Development Plans materially changes. Without limitation on the generality of the foregoing, but subject to Section 5.3, during the Term, Development Manager and anyone authorized to act for Development Manager shall use Commercially Reasonable Efforts, for each Property located in the State of California, to comply with the provisions of the California Labor Code, as amended, and all other applicable federal, state and local laws with respect to labor matters, labor unions, required use of union labor, and prevailing wage laws as such laws apply to Development Manager’s duties and obligations under this Agreement with respect to the Venture and Owner’s ownership of the Venture Interest.

4.3.22 Compliance with SB 800. Use Commercially Reasonable Efforts to cause the Venture to take such actions as are necessary or appropriate for compliance with SB 800 as to the portions of the Venture Project on which residential units are to be constructed or are in the process of being designed or constructed.

4.4 Limitations on Authority of Development Manager. Notwithstanding anything to the contrary herein, Development Manager shall not, without the prior approval of Owner, take or attempt to take any of the following actions:

4.4.1 Liens and Encumbrances; Transfers. Voluntarily subject all or any portion of the Properties or any other property of Owner to any mortgage, deed of trust, lien or other encumbrance, or transfer all or any portion of the Properties.

4.4.2 Expenditures/Liabilities. Take any action which would cause Owner to expend funds or incur liabilities or obligations to a third party with respect to any part of any Property, except as expressly provided in the respective Project Budget, subject to Section 4.2.19.

4.4.3 Development Plan. Take any action that would result in any activity or expenditure that is not consistent, in all material respects, with the Development Plans.

4.4.4 Project Agreements. Enter into, on its own behalf or on behalf of Owner or the Venture, any Project Agreement (including any contract relating to the design, construction, development, or leasing of any Property, or any portion thereof), or modify, waive any right under, terminate or enforce any such Project Agreement (it being understood that all Project Agreements to be entered into by Owner, directly or as a member of the Venture Interest, shall require the prior approval of Owner and shall be executed by Owner and all Project Agreements to be entered into by a Venture shall be executed by the Venture), except as expressly provided herein in Sections 4.2.8.

4.4.5 Debt. Borrow money or execute any promissory note, evidence of indebtedness, guaranty or the like in the name of or on behalf of Owner.

4.4.6 Modification of Budget. Modify the Project Budget for such Project including reallocating costs between or among line items except as expressly provided in Section 4.2.19 hereof.

4.4.7 Modification of Plans. Modify the Drawings and Specifications with respect to such Project in any material manner except for modifications required by the Requirements or any applicable governmental agency and modifications that do not increase the Project Budget.

4.4.8 Modification of Schedule. Modify the Project Schedule with respect to such Project in any material manner except as expressly provided in Section 4.2.19.

4.4.9 Litigation. Commence litigation against or settle (a) any claims in respect of the “Assumed Litigation”, or (b) any claims when Development Manager or any of its Affiliates has a conflict or other claims in excess of $100,000 (provided that the aggregate of all settlement claims does not exceed $500,000) by any Contractor, Architect, Engineer, Land Planner, Landscape Architect, Soils Engineer or any other contractor, subcontractor, supplier, laborer or materialmen, or any other person relating to the development or construction of such Project. Notwithstanding the foregoing, Development Manager promptly shall inform Owner of any material settlement terms, regularly shall apprise Owner of the status of all proceedings with respect to the Assumed Litigation and shall consult with Owner with respect to any strategic decisions in connection with the Assumed Litigation.

4.4.10 Affiliate Transactions. Take any action that results in any compensation or reimbursement to, any Affiliate of Development Manager or any other Person or entity with which Development Manager or any of its Affiliates has a significant business relationship, except as expressly provided herein in Section 4.2.2.

4.4.11 Modification of Requirements. The entry into or the modification of any Requirements, including the creation of any material concessions by or restrictions on Owner, such Project or the Venture in connection with such Project, in connection with obtaining zoning, variances, map approval, entitlements, permits or other governmental approvals, except to the extent expressly provided for in the Development Plan or consented to in writing by Owner.

4.4.12 Modification of Sale Agreements. Once approved by Owner in advance, any material modification to a sale agreement for any subject Property or portion thereof.

4.4.13 Purchase Money Financing. The granting on behalf of Owner or the Venture of any purchase money financing to the purchasers of the subject Property or any portion thereof.

4.4.14 Venture Purchase Money Financing. Consent to the granting by the Venture of any purchase money financing to the purchasers of the subject Property or any portion thereof.

4.4.15 Owner’s Instructions. Take any other actions in conflict with express instructions from Owner (provided such instructions are not contrary to the terms of this Agreement).

4.4.16 Hiring of Professionals. Engage any attorneys, accountants, consultants and other professionals (including professionals referenced in Sections 4.2.2 and 4.3.1 herein, but subject to Development Manager’s rights to engage the same pursuant to Sections 4.2.2 and 4.3.1 herein).

4.4.17 Purchase and Sale Agreement. Enter into any purchase and sale agreement with respect to the subject Property or any portion thereof. Development Manager shall be permitted to negotiate the same, including any releases or indemnities contemplated under Section 10.20.2 of the Purchase Agreement, upon the direction of Owner, and Development Manager shall provide proposals with respect to such purchase and sale agreement and Owner shall consider the same in good faith and respond thereto, although Owner shall retain the ultimate discretion with respect to the substance and forms of all purchase and sale agreements. The Parties acknowledge that the sale of “Alexandria III Lots” and the West Bluffs Assets shall be in accordance with the terms and conditions of the Purchase Agreement.

4.4.18 Other Actions. Any other material matter or action not expressly authorized by this Agreement.

4.4.19 Venture Consents. Consent on behalf of Owner to any of the items listed in Sections 4.4.1 through 4.4.18 in respect of the Venture.

4.5 Employees and Project Staffing of each Project.

4.5.1 Local Offices; Presence at Projects. Development Manager shall manage the design, development, entitlement, permitting, construction, sale and marketing of each Project at the applicable “Development Manager Office” (as hereinafter defined) for such Project; provided, however, Development Manager shall maintain an on-site local office at each Project during the construction at such Project; provided further, however, (1) the office maintained and located at 2377 Crenshaw Boulevard, Suite 152, Torrance, California 90501 (the “Development Manager West Bluffs Office”), shall be deemed an on-site local office pursuant to this Section 4.5.1 with respect to the West Bluffs Project so long as Development Manager shall cause the Contractor for the West Bluffs Project to maintain an office at the West Bluffs Property during the construction on the West Bluffs Project, and (2) the office maintained and located at 800 N. Alameda Street, Suite 100, Los Angeles, California 90012 (the “Development Manager Santa Fe Depot Office”, and together with the Development Manager Northern California Office, the Development Manager Southern California Office, the Development Manager West Bluffs Office, the “Development Manager Offices”), shall be deemed an on-site local office pursuant to this Section 4.5.1 with respect to the Santa Fe Depot Project. Development Manager shall have its employees visit each Project with sufficient frequency so that Development Manager may perform its duties hereunder and such Project is properly monitored. Development Manager shall have a project manager whose offices will be located at each Project during the construction at such Project. Notwithstanding anything to the contrary contained herein, Development Manager shall keep and maintain the Development Manager Northern California Office at all times prior to the Final Completion of the Mission Bay Project and the Alameda (Bayport) Project. Without limitation on the foregoing, the Parties acknowledge that Development Manager shall utilize the “Mission Bay Office” in accordance with the terms and conditions of the Purchase Agreement.

4.5.2 Staffing. Development Manager shall, with respect to the Projects, assign to the construction such staff as may be reasonably required to perform its duties hereunder with due diligence and to monitor the timely completion of each Project. Development Manager acknowledges that the Development Base Fee shall be sufficient to cover the cost of all such staffing.

4.5.3 Project Manager; Development Manager. At all times during the course of the development and construction of each Project, Development Manager shall provide a competent and qualified project manager, subject to Owner’s reasonable approval of each such project manager. Such project manager shall be directly charged with the monitoring of the planning, design, development, entitlement, permitting, construction, sale and marketing of such Project and shall spend such amount of time as reasonably necessary to monitor the planning, design, development, entitlement, permitting, construction, sale and marketing of such Project (and, without limitation on the foregoing, shall manage the performance by Development Manager of all of its duties and services hereunder). In the event either Development Manager or Owner desires to replace such project manager, a replacement whose selection is reasonably approved by Owner shall be obtained. In the event such project manager for any reason fails to perform his or her duties for a period longer than two (2) weeks, Development Manager shall promptly secure a temporary replacement whose selection is to be approved by Owner, which approval shall not be unreasonably withheld; provided, however, if such project manager resigns without notice, dies, or is disabled for a period longer than three weeks, Development Manager shall as soon as practically feasible secure an adequate, qualified regular full time replacement for such project manager whose selection shall be subject to the approval of Owner in Owner’s discretion. Notwithstanding anything to the contrary contained herein, the project manager for each Project shall be subject to the prior approval of Owner, which approval shall be in Owner’s reasonable discretion.

4.5.4 Replacement of Project Personnel. If Owner determines in its reasonable discretion that it is not in the interest of Owner for a specific individual among the personnel employed in connection with the respective Project to continue to perform services or work on such Project, then such Owner may give Development Manager written notice thereof, specifying the reasons therefor and requesting that Development Manager cause such individual to cease performing services and work and to cease being employed in connection with any of the Projects. Upon receipt of such request, Development Manager shall promptly cause such individual to cease performing services and work in connection with such Project and shall replace such individual with a person of suitable ability and qualifications as approved by Owner in Owner’s discretion. For the avoidance of doubt, Development Manager and each Owner acknowledge and agree that Development Manager shall have no obligation upon receipt of any such request or otherwise (and such Owner shall have no right) to terminate the employment of any individual by Development Manager, any such termination being subject to the discretion of Development Manager (the foregoing provisions being limited to removing individuals from a Project).

4.6 Responsibility For Employees. All matters pertaining to the employment, supervision, compensation, benefits, payment of taxes, promotion and discharge of Development Manager’s employees shall be the responsibility of, and shall be vested solely with, Development Manager, and no Owner shall have any rights or obligations with respect thereto except for such Owner’s right to require compliance with Sections 4.5.3 and 4.5.4 above. All personnel assigned to or used in connection with a Project pursuant to this Agreement will be Development Manager’s (and not Owner’s) employees.

4.7 Urgent Development Matters. The Parties acknowledge that prompt attention to certain development matters (the “Urgent Development Matters”) may be important to maintain each Project Schedule in accordance with the respective Development Plan. Accordingly, if Development Manager is seeking an approval under this Agreement to an Urgent Development Matter, then (1) Development Manager shall provide Owner with an “Urgent Approval Request” (as hereinafter defined), and (2) Owner shall endeavor to respond to such request within three (3) Business Days, and if Owner fails to do so, the applicable Project Schedule shall be automatically extended for each day after such three (3) Business Day period that Owner fails to respond. Any such extension shall be confirmed in writing by the Parties. As used herein, an “Urgent Approval Request” means a request for approval to an Urgent Development Matter which (1) shall be single purpose correspondence dedicated to such request, (2) states that “THIS LETTER CONSTITUTES A REQUEST FOR YOUR APPROVAL PURSUANT TO SECTION 4.7 OF THAT CERTAIN DEVELOPMENT AGREEMENT DATED AS OF NOVEMBER 22, 2004 BY AND AMONG FOCIL HOLDINGS, LLC AND OTHER “OWNERS” NAMED THEREIN, ON THE ONE HAND, AND CATELLUS URBAN CONSTRUCTION, INC., AND CATELLUS COMMERCIAL DEVELOPMENT CORPORATION, ON THE OTHER HAND, FOR AN ‘URGENT DEVELOPMENT MATTER’ AND THEREFORE, PURSUANT TO SECTION 4.7 OF SUCH DEVELOPMENT AGREEMENT, YOU MUST ENDEAVOR TO RESPOND TO THIS REQUEST WITHIN THREE (3) BUSINESS DAYS, AND IF YOU FAIL TO DO SO, THE PROJECT SCHEDULE FOR [IDENTIFY SPECIFIC PROJECT] WILL BE EXTENDED AUTOMATICALLY FOR EACH DAY AFTER SUCH THREE (3) BUSINESS DAY PERIOD YOU FAIL TO RESPOND”, and (3) contains an explanation of why the matter is urgent.

4.8 Project Costs. Owner shall be responsible for the costs of each Project, including the fees, costs and expenses associated with all Project consultants, inspections and reports required in connection with each Project, except for Unreimbursable Costs.

ARTICLE V

FUNDING

5.1 Funds. Owner, in its sole and absolute discretion, will have the right to determine the nature, amount and source of financing or other source of funding for each Project. To the extent not provided from other sources, and subject to the conditions set forth below, Owner may but shall not be obligated to provide funds during the Term for the completion of such Project. Pursuant to Section 5.3, Development Manager shall not be in default under this Agreement for Owner’s failure to furnish to Development Manager in advance “Required Funds” (as hereinafter defined).

5.2 Funding Requests. As and when funds are required for any Project, Development Manager shall send to Owner a written request signed by Development Manager, using such form as Owner may require from time to time (“Funding Request”), and such documentation and information as is required under Exhibit “F”. In each Funding Request, Development Manager shall request disbursement for one or more specified line item(s) of the Project Budget for such Project. Development Manager must submit a Funding Request to Owner not later than the twenty-fifth (25th) day of each month. Development Manager may submit Funding Requests to Owner no more frequently than once each month, unless Owner has given its prior written consent in each instance. Each Funding Request shall constitute Development Manager’s representation and warranty to Owner that to Development Manager’s knowledge, (1) all disbursements made to date as well as those being currently requested were and will be utilized in compliance in all material respects with the applicable Funding Requests and in compliance in all material respects with the Requirements, unless Development Manager has notified Owner in writing to the contrary and Owner has approved such deviation in writing; and (2) all representations and warranties of Development Manager in Section 3.1 of this Agreement are true and correct on the date of such Funding Request in all material respects (as if made on and as of such date, except for matters specifically disclosed in such Funding Request as exceptions to such representations and warranties (it being understood that the absence of such exceptions is a condition to Owner’s obligation to make the funding requested unless such exceptions have been approved in writing by Owner)). Development Manager acknowledges that disbursements for each Project will be made subject to specific AFEs and will be limited to line items in cost categories in the Project Budget.

5.3 Failure to Fund. Notwithstanding anything to the contrary set forth herein, the performance of each and every duty and obligation of Development Manager under this Agreement is conditioned on Development Manager receiving the “Required Funds” (as hereinafter defined) to perform such duty or obligation. Development Manager shall not be in breach of this Agreement solely by reason of the failure to perform any obligation hereunder to the extent such failure is caused by Owner’s failure to furnish to Development Manager in advance the “Required Funds” (which shall mean the third party costs or expenses, for, among other things, fees, permits, work, tasks, personnel [other than such work, tasks and personnel of Development Manager and its Affiliates listed on Schedule “4.1.1” attached hereto] required to be paid by Owner in order to perform such obligation) within a reasonable time after the Required Funds are requested by Development Manager in accordance with this Agreement so long as such failure to furnish Required Funds is not attributable to Development Manager’s failure to promptly request any Required Funds.

ARTICLE VI

INSURANCE

6.1 Development Manager’s Insurance.

6.1.1 Contractor Coverage. Development Manager shall use Commercially Reasonable Efforts to cause each Contractor, its subcontractors, each Architect, each Engineer and any other contractors or subcontractors to obtain and maintain in full force and effect all insurance required by and otherwise to comply with the terms of their respective contracts and Exhibit “G”, including compliance with the requirements to provide evidence of insurance required under their respective contracts and adding each of Development Manager and Owner as additional insureds under such insurance.

6.1.2 Development Manager Coverage. Unless Owner expressly consents in writing to such lesser amounts of coverage for a particular Project, Development Manager shall maintain throughout the Term, at its sole cost, the following insurance written by insurance companies, and on forms, acceptable to Owner, on each Project:

(a) Workers’ Compensation. Workers’ Compensation and employers liability insurance.

(i) The Workers’ Compensation insurance must satisfy all applicable statutory requirements.

(ii) The employers liability, and if necessary commercial umbrella, limits shall not be less than $5,000,000 each accident for bodily injury by accident or $5,000,000 each employee for bodily injury by disease.

(b) Liability. Development Manager shall maintain during the Term commercial general liability (CGL) and, if necessary, commercial umbrella insurance with a limit of not less than:

(i)	Commercial General Liability	$5,000,000

(ii)	General Aggregate Limit	$10,000,000

(iii)	Products/Completed Operations Aggregate Limit	$10,000,000

(iv)	Personal & Advertising Injury Limit	$5,000,000

CGL insurance shall be written on ISO occurrence form CG O0 01 10 93 (or a substitute form providing equivalent coverage) and shall cover liability arising from premises, operations, independent contractors, broad form property damage and broad form property damage including completed operations, products-completed operations, and personal injury and advertising injury. Owner shall be included as an additional insured under the CGL, using ISO Additional Insured Endorsement CG 20 10 11 85 or a substitute providing equivalent coverage, and under the commercial umbrella, if any. This insurance, including insurance provided under the commercial umbrella, if any, shall apply as secondary insurance with respect to any other insurance or self-insurance programs afforded to, or maintained by, Owner. There shall be no endorsement or modification of the CGL limiting the scope of coverage for liability arising from pollution, explosion, collapse, or underground property damage.

(c) Business Auto and Umbrella Liability Insurance. Development Manager shall maintain business auto liability and, if necessary, commercial umbrella liability insurance with a limit of not less than $5,000,000 each accident. Such insurance shall cover liability arising out of any auto (including owned, hired and non-owned autos). Business auto coverage shall be written on ISO form CA 00 01, CA 00 05, CA 00 12, CA 00 20, or a substitute form providing equivalent liability coverage. If necessary, the policy shall be endorsed to provide contractual liability coverage equivalent to that provided in the 1990 and later editions of CA 00 01.

(d) E&O Insurance. Development Manager shall maintain, at Development Manager’s, expense errors and omissions insurance with reasonably appropriate levels of coverage (i.e., not less than $5,000,000 so long as such coverage is available at commercially reasonable rates).

(e) Other Insurance. Development Manager shall maintain at Owner’s cost such other kinds of insurance as may be required by Owner or by contract documents, each such policy to be in the amount stipulated in the contract documents unless a different amount is hereinafter designated or is otherwise prescribed in writing by Owner.

6.2 General Requirements.

6.2.1 Policy and Certificate Requirements. All insurance provided by either Owner or Development Manager pursuant to this Agreement shall be maintained in effect throughout the Term and shall be written with companies and on policy terms and conditions, including deductibles (if greater than any limit stated above) and limits (if less than any limit stated above), approved by Owner. All deductibles shall be the sole and exclusive responsibility of the Party obligated to maintain the insurance hereunder. Each policy shall provide that it shall not be canceled without thirty (30) days prior written notice to both Parties and it shall not be invalidated or reduced by any act of either Party, their Affiliates, Authorized Representatives or any other person having an interest in the Property or by foreclosure or other change in title to the Property. Development Manager shall, with regard to the coverages required of it, deliver certificates of insurance evidencing the required coverages within ten (10) days after the date of this Agreement and at the expiration within thirty (30) days prior to the expiration of any policy already in effect. The other Party may by notice request a certified copy of each such policy in which case the appropriate Party shall, within a reasonable period, provide such a certified copy.

6.2.2 Adjustment of Claims. In the event of any loss or claim under a policy of insurance maintained by or on behalf of Owner with respect to a particular Property, Development Manager shall provide Owner with notice of the same promptly after Development Manager knows of such loss or claim and shall fully cooperate with Owner and comply with the conditions and terms of such insurance policies to the end that payment may be obtained for any covered loss; provided, however, that nothing herein shall authorize Development Manager to compromise or settle any loss or claim under a policy of insurance maintained by or on behalf of Owner without Owner’s prior approval, provided that Owner’s approval shall not be unreasonably withheld or delayed if such loss or claim is less than $100,000.

6.3 Owner Coverage. Development Manager shall use Commercially Reasonable Efforts to procure and maintain or cause to be procured and maintained on behalf of Owner with respect to the Wholly-Owned Assets such policies of insurance in such amounts and in accordance with the standards as are detailed in Exhibit “H” attached hereto and such additional insurance against other risks of loss to each Project as, from time to time, may be required by any Project Lender making a loan to Owner or as may be required by law. Development Manager shall have no liability of any kind relating to the failure to procure or maintain such insurance so long as Development Manager shall have used Commercially Reasonable Efforts to assist Owner in procuring and maintaining such insurance. Owner shall make all decisions regarding coverage and type of policy, and, notwithstanding anything to the contrary contained in this Agreement, including Exhibit “H”, Owner agrees that Owner’s insurance in place on the date of this Agreement is satisfactory and shall continue to remain satisfactory unless and until Owner advises Development Manager in writing of different insurance requirements for Owner’s insurance. Owner’s insurance shall name Owner as a named insured and Owner’s members, Development Manager and COLP as additional insureds. Owner’s insurance shall be primary.

6.4 Waiver of Subrogation. Notwithstanding anything to the contrary herein, to the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, each of the Owners and Development Manager waives any right to recover against the other (and the other’s agents, officers, directors and employees) on account of any and all claims it may have against the other (and the other’s agents, officers, directors and employees) with respect to the insurance actually carried to the extent of the proceeds realized from such insurance coverage that are applied to such claim.

6.5 Fidelity Bond. Development Manager shall obtain at the Owners’ expense (except to the extent of any premium increase due to a claim thereon, which such increase shall be at Development Manager’s sole cost and expense), deliver to the Owners and maintain throughout the term of this Agreement a fidelity bond policy covering Development Manager, its Affiliates, employees and agent with a liability amount of at least One Million Dollars ($1,000,000). The Owners, in the exercise of their reasonable discretion, may require Development Manager to increase the amount of such bond at the Owners’ expense (except as provided above) if the Owners determine that circumstances reasonably warrant such increase in view of the risks involved.

ARTICLE VII

MAINTENANCE OF ACCOUNTS; FINANCIAL REPORTING

7.1 Disbursement of Funds. All funds for the fulfillment of Development Manager’s duties and obligations under this Agreement with respect to the Projects (other than those duties and obligations to be paid for by Development Manager from the Base Development Fee, including those listed on Schedule “4.1.1”) shall be Owner’s responsibility and shall be advanced from the applicable “Operating Account” (as hereinafter defined). Development Manager shall not commingle the funds of one Owner with the any funds of another Owner nor with any funds of Development Manager or any other Person. Subject to the other limitations of this Agreement, including compliance with the applicable Project Budget and Section 4.4, during the term of this

Agreement, Development Manager may withdraw funds from the Operating Account without the approval of Owner, so long as (1) no event under Section 10.1 of this Agreement shall have occurred, (2) Development Manager shall not have sent a written notice of termination of this Agreement under Section 10.7 of this Agreement, or (3) Owner shall not have provided written notice to Development Manager to the contrary.

7.2 Records.

7.2.1 Maintenance of Records. Development Manager shall keep, during the term of this Agreement and for at least three (3) years thereafter (or, if sooner, when turned over to the Owner in accordance with this Agreement), all books of account and other records (including complete financial records and a set of working Drawings and Specifications for each Project, and addenda and change orders thereto) for each Project at the Development Manager Northern California Office for such Project or at such other location as may be approved in writing by Owner. All such records and information shall be the property of Owner, and shall include records relating to the costs of each Project and construction advances, original vouchers, statements, receipted bills, invoices and all other records covering all collections, if any, disbursements and other records and correspondence in connection with the development and construction of each Project. All records and accounts shall be maintained by Development Manager on an accrual basis and shall be sufficient to permit the preparation of financial statements in accordance with generally accepted accounting principles, shall be adequate to provide Owner with all reasonable financial information as may be needed by Owner, and Development Manager shall use reasonable efforts to ensure that such records shall be supported by sufficient documentation to permit Owner and its auditors to verify that such entries are properly and accurately recorded. Development Manager will provide to owner periodically copies of all of Owner’s bank account statements and reports of actual cash receipts and expenditures.

7.3 Financial Accountability. Development Manager shall maintain such control over accounting and financial transactions as is reasonably necessary to protect Owner’s assets from theft, error or fraudulent activity.

7.4 Informing Owner; Reports. Development Manager shall keep Owner informed on a regular basis of the progress of the construction of each job included in, and all other material matters relating to, each Project, including the preparation of such reports as are provided for herein or as may reasonably be requested by Owner. Without limitation on the foregoing, at all times during the Term, Development Manager shall promptly furnish Owner with copies of all papers furnished to insurance providers and lenders, and Development Manager shall prepare and deliver to Owner a written report on such Project (the “Monthly Report”) by the thirtieth (30th) day of each month based on the actual status of such Project through the end of the prior month and including an estimate for the status of such Project for the current month; and, in addition, following any meeting of the Development Team (whether or not attended by all members of the Development Team), Development Manager shall deliver a report concerning such meeting promptly after it occurs. At the time of the delivery of the Monthly Report (and each report of the Development Team meeting), Development Manager shall make all supporting documentation available for inspection by Owner at the Development Manager Office for such Project. Each Monthly Report for each Project shall contain the following information concerning such Project:

7.4.1 A job cost report for each AFE setting forth all line items within such AFE which will include costs paid to date and an estimate of the total cost to complete such Project by AFE;

7.4.2 Notes from each meeting of the Development Team for such Project, if available;

7.4.3 Property specific reports as identified on Exhibit “I” attached hereto (e.g., (a) with respect to Mission Bay, the status of “Reimbursement and Payment Rights”, the status of the performance of Owner obligations under “Owner Participation Agreements”, including the status of any requirements with respect to public improvements, open space, in-lieu payments, and affordable and rental housing, (b) the determination and balance of the “West Bluffs Earn-out Amount”, and (c) with respect to Alameda, the balance of the “Shortfall Loan”, the balance of the “Pre-Development Loan” and the status of any take-downs and contributions to the Venture;

7.4.4 Development Manager shall deliver to Owner any financial, sales and operational reports, disclosures and statements provided by other Venture members; and

7.4.5 Any other information, which may from time to time be reasonably requested by Owner and without limitation, Development Manager, shall cooperate, to the extent reasonably requested by Owner, in the preparation of Owner’s quarterly and annual financial statements.

Notwithstanding anything to the contrary contained in this Section 7.4, (a) to the extent that the written reports regularly produced by Development Manager for the twelve (12) months prior to the date hereof in connection with each Project include the information required in Sections 7.4.1 through 7.4.9, hereof, inclusive, the form of such reports shall be satisfactory under this Agreement and (b) Development Manager and Owner shall use Commercially Reasonable Efforts to agree on the specific written reports in connection with this Section 7.4 within thirty (30) days following the date of this Agreement.

7.5 Right to Audit. Owner reserves the right, at any time, at Owner’s sole cost and expense, during the period commencing on the date hereof through the date which is the later of (i) three (3) years after the termination of this Agreement, or (ii) the expiration of federal and state statute of limitation in connection with the filing of Owner’s tax returns, to examine, copy and audit the books and records maintained by Development Manager in connection with the Projects. During the period commencing on the date hereof through the date that is the later of (i) three (3) years after the termination of this Agreement, or (ii) the expiration of federal and state statute of limitation in connection with the filing of Owner’s tax returns, Development Manager shall permit Owner and its Authorized Representatives upon reasonable notice during normal business hours access to all books, records and accounts relating to the Projects and all correspondence pertaining thereto. In connection with any such examination, audit or inspection, Owner and its Authorized Representatives shall have the right upon reasonable notice and during normal business hours to question Development Manager and its employees concerning the books and records. If Owner shall notify Development Manager of any weaknesses, errors or discrepancies in Development Manager’s accounting, financial transactions or recordkeeping concerning the Projects, Development Manager shall use reasonable efforts to correct such weaknesses, errors or discrepancies as soon as possible after receipt of notice, and Development Manager shall promptly notify Owner of the action taken to correct such weaknesses, errors or discrepancies.

7.6 Custody. All books, records, accounts and other information relating to the Projects and required to be maintained by Development Manager hereunder shall be the property of Owner. Upon request of Owner, or upon termination of this Agreement, Development Manager shall immediately deliver to Owner all books, records, accounts, plans, specifications, surveys and other information relating to the Projects, including all correspondence, without any charge or expense to Owner. Development Manager may retain a copy of all such information at its sole cost and expense.

7.7 Inspection. Owner reserves the right for itself and its Authorized Representatives to inspect, examine and test the construction and development of each respective Project at Owner’s expense. In connection with any such examination, inspection or test, Owner and its Authorized Representatives shall have the right at reasonable times and upon reasonable notice to question Development Manager and its employees concerning such construction and development. In connection with any such examination, inspection or test, Development Manager shall make available to Owner and its Authorized Representatives such facilities and office or other working space within the office space at the Project used by Development Manager as may be reasonably requested. Notwithstanding anything contained herein to the contrary, the right of Owner to inspect, examine and test the construction and development of each Project shall not in any respect diminish, limit or impair the obligations of Development Manager under this Agreement. Without limiting the foregoing, no approval by Owner of any plans, specifications, drawings or other matters relating to the design or construction of any Project or any other improvement shall expose Owner to any liability to any third party, nor shall any approval by Owner be deemed to constitute any representation or judgment by Owner that such Project is safe, reliable, sufficient or suitable for any purpose or that the same complies with any Requirements.

7.8 Quarterly and Annual Reports. Development Manager shall prepare and deliver to Owner a quarterly and annual written report on each Project. Each such report shall include, without limitation, financial statements (balance sheet and income statement) with respect to each Project and historical data with respect to each Project.

7.9 Additional Reports. Development Manager shall coordinate and facilitate the preparation of financial and operational reports, disclosures and statements required under the terms of any loan documents and such other reports as may be reasonably requested by Owner, subject to Section 5.3. Development Manager shall coordinate and facilitate the preparation of financial and operational reports, disclosures and statements required to be prepared by Owner under the terms of any documents in connection with the Venture, including Venture Agreements. Development Manager shall provide to Owner details of any anticipated Venture capital contributions and distributions.

7.10 Working Capital Reserve and Other Reserves. Development Manager shall establish with funds provided by Owner and maintain reasonable reserves in an account in the name of each Owner for each Project (the “Reserve Accounts”) (but not less than $2,500,000 in the aggregate for all Reserve Accounts and, in any event, not less than an amount otherwise specified by the Owners, without taking into account reserves for taxes and insurance) for future costs, expenses and payments or for substantial costs (including capital repairs, improvements and replacements), to the extent the payment of such costs is not contemplated by other reserves maintained by or on behalf of the Owners. The Reserve Accounts shall be established at Bank of America or such other bank approved by Owner.

7.11 Owner Accounts. Development Manager shall deposit all funds of each Owner into a separate federally insured operating account (each an “Operating Account”). In addition, Development Manager shall transfer portions of the balance of each Operating Account which are not immediately needed to pay for such Owner’s operations from time to time plus reasonable working capital and reserves in accordance with the Project Budget to a bank controlled investment account (that invests in high grade commercial paper) in accordance with sound cash management principles (“Money Market Account”). The separate Operating Accounts and Money Market Account (collectively, the “Accounts”) shall be maintained in the name of the applicable Owner with a money center financial institution approved by the applicable Owner. Development Manager shall direct the investment of the funds within the Accounts, subject to the approval by the Owner. So long as Development Manager shall comply with this Section 7.11, Development Manager shall have no responsibility or liability for any investment losses or other returns on investment (or lack thereof) in any Operating Account or Money Market Account. Withdrawals from the Accounts shall be made upon such signature or signatures as Development Manager may designate from time to time as approved by Owner in Owner’s sole discretion, and Development Manager is authorized to act as agent for Owner in respect of the Accounts, so long as (1) no event under Section 10.1 of this Agreement shall have occurred, (2) Development Manager shall not have sent a written notice of termination of this Agreement under Section 10.7 of this Agreement, or (3) Owner shall not have provided written notice to Development Manager to the contrary. On or about the execution of this Agreement, the initial funding in the aggregate of all the Operating Accounts shall be not less than Five Million Dollars ($5,000,000).

ARTICLE VIII

INDEMNIFICATION

8.1 Indemnification by Development Manager. Subject to Sections 6.4 and 12.18 hereof, Development Manager shall indemnify, defend and hold harmless Owner and its Affiliates from and against any and all third-party claims (1) to the extent caused by the gross negligence, fraud or willful misconduct of Development Manager or (2) a breach of this Agreement or, to the extent caused by Development Manager’s acts or omissions, a breach by Development Manager under any Collateral Agreements. The rights of Owner under this Section 8.1 shall inure to the benefit of any and all of Owner and its direct and indirect owners and their respective officers, directors, partners, members, employees, successors and assigns, and to the benefit of any and all persons or legal entities which are Affiliates of Owner and who are, could be or are alleged to be, liable for the obligations of Owner and any and all of their respective officers, directors, partners, members, employees, successors and assigns. NOTWITHSTANDING THE FOREGOING, DEVELOPMENT MANAGER’S MAXIMUM LIABILITY FOR ANY AND ALL CLAIMS OF ANY KIND UNDER THIS AGREEMENT SHALL BE LIMITED TO “DEVELOPMENT MANAGER’S LIABILITY CAP” (AS HEREINAFTER DEFINED IN SECTION 12.18.1(B)), PROVIDED THAT SUCH LIMITATION SHALL BE SUBJECT TO THE “CAP EXCLUSIONS” (AS DEFINED IN SECTION 12.18.1(b)) AND OWNER’S RIGHT TO RECOVER THE CAP EXCLUSIONS AS PROVIDED IN SECTION 12.18.1(b).

FOCIL Holdings on behalf	Development Manager
of all “Owners”

8.2 Indemnification by Owner. Subject to Sections 6.4 and 12.18 hereof, Owner shall indemnify, defend and hold harmless Development Manager and COLP from and against any and all third-party claims (solely in its capacity as Development Manager under this Agreement) in any matter related to any Project, including any act of Development Manager associated with any Project except to the extent Development Manager is required to indemnify Owner pursuant to Section 8.1 above.

8.3 Indemnification Obligations. The indemnification obligations under this Agreement shall be subject to the following provisions: The party seeking indemnification (“Indemnities”) shall notify the other party (“Indemnitor”) of any claim against Indemnities within fifteen (15) Business Days after it has notice of such claim, but failure to notify Indemnitor shall in no case prejudice the rights of Indemnities under this Agreement unless Indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should Indemnitor fail to discharge or undertake to defend Indemnities against such liability (with counsel approved by Indemnities), within fifteen (15) Business Days after Indemnities gives Indemnitor written notice of the same, then Indemnities may settle such claim, and recover from Indemnitor the amount of such settlement consideration together with the costs and expenses of Indemnities, including reasonable attorneys’ fees, related to any actions, suits or judgments incident to such claim to the extent covered by such indemnities, and incurred by Indemnities in effecting such settlement. Indemnities shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Indemnities unless: (i) the employment of such counsel shall have been authorized in writing by Indemnitor in connection with the defense of such action, which authorization shall not be unreasonably withheld by Indemnitor, or (ii) Indemnitor shall not have employed counsel to direct the defense of such action (in which case Indemnitor shall not have the right to direct the defense of such action or of Indemnities), in either event such fees and expenses shall be borne by Indemnitor to the extent that such fees and expenses are reasonably incurred in connection with a claim covered by the indemnities hereunder. Additionally, at any time Indemnities determines (a) that counsel selected by Indemnitor and accepted by Indemnities is not defending any claim in a professional manner, in accordance with the highest standards of legal ethics and utilizing the skills and professional judgment which are customarily employed in the San Francisco area by legal counsel who are experienced and expert in the defense of matters similar to such claims, (b) that there may be legal defenses available to him, her or it that are different from or in addition to those available to any person being concurrently represented by such counsel selected by Indemnitor and accepted by Indemnities, (c) that such counsel selected by Indemnitor and accepted by Indemnities has a conflict of interest that any indemnitee should not waive, or (d) there is a conflict of interest that should be waived and either Indemnitor or such counsel is not willing to execute a conflict waiver in form and substance reasonably satisfactory to Indemnities, then Indemnities may notify Indemnitor and such counsel of such fact. If the performance of such counsel does not immediately (within 10 days after such notice) conform to all of the above standards (with respect to subparagraph (a)), or if the perceived defense or conflict of interest issue is not immediately (within 10 days after such notice) resolved to the satisfaction of counsel and Indemnities (with respect to subparagraphs (b) (c) and (d)), then within 10 days thereafter Indemnities may (x) engage new legal counsel (reasonably acceptable to Indemnitor) to undertake defense of any claims, and (y) cause such new legal counsel to notify Indemnitor that it has been so engaged and that it has read and agrees to abide by the provisions of this Agreement, in which event such fees and expenses of the new legal counsel shall be borne by Indemnitor to the extent that such fees and expenses are reasonably incurred in connection with a claim covered by the indemnities hereunder. The indemnification obligations of Indemnitor under this Agreement shall also benefit any present or future advisor, trustee, director, officer, partner, member, manager, employee, beneficiary, shareholder, participant or agent of or in Indemnities or any entity now or hereafter having a direct or indirect ownership interest in Indemnities.

8.4 Survival. The provisions of this Article VIII shall survive the termination or expiration of this Agreement.

ARTICLE IX

COMPENSATION

9.1 Base Development Fee. Subject to Sections 9.7, 9.9 and 9.10, Development Manager will be paid a fee (the “Base Development Fee”) for its services under this Agreement, which fee will commence as of November 1, 2004 (with the understanding that Development Manager will receive the portion of the Base Development Fee for the period from November 1, 2004, up to the date of this Agreement through the true-up process in Section 5.4 of the Purchase Agreement), will be paid on a monthly basis in arrears in accordance with Exhibit “J” attached hereto and shall in no event exceed a total of Thirty Seven Million Dollars ($37,000,000).

9.2 Development Incentive Fee. Subject to Section 9.7, 9.8, 9.9 and 9.10, Development Manager shall be entitled to receive, from time to time, an incentive fee as described in this Section 9.2 (“Development Incentive Fee”) based upon the “IRR Rate” (as defined in Exhibit “K”). Subject to the foregoing, Owner shall pay to Development Manager simultaneously with the distribution by FOCIL Holdings to its members of any distributions of cash, a Development Incentive Fee computed as follows:

9.2.1 First Level. Development Manager shall not be entitled to receive any Development Incentive Fee until the members of FOCIL Holdings shall have received distributions equal to the then “*** IRR Deficiency” (as defined in Exhibit “K”), and there shall be no payment of a Development Incentive Fee under Sections 9.2.2 or 9.2.3 at any time when there is a positive *** IRR Deficiency. Any balance of a distribution by FOCIL Holdings remaining after the members of FOCIL Holdings shall have achieved at *** IRR Deficiency shall not be distributed to the members of FOCIL Holdings in its entirety; instead, a portion of the same shall be paid to Development Manager as a Development Incentive Fee and a portion shall be distributed to the members of FOCIL Holdings in accordance with Sections 9.2.2 and 9.2.3 below.

9.2.2 Second Level. Second, the balance (remaining after the then *** IRR Deficiency shall have been achieved in accordance with Section 9.2.1 above), if any, shall be allocated *** to be paid to Development Manager as a Development Incentive Fee and *** shall be distributed by FOCIL Holdings to its members until its members shall have received an amount equal to the then “*** IRR Deficiency” (as defined in Exhibit “K”) and there shall be no payment of a Development Incentive Fee under Section 9.2.3 at any time where there is a positive *** IRR Deficiency.

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

9.2.3 Third Level. Third, the balance (remaining after the then *** IRR Deficiency shall have been achieved in accordance with Section 9.2.2 above), if any, shall be allocated *** to be paid to Development Manager as a Development Incentive Fee and *** shall be distributed by FOCIL Holdings to its members. The Development Incentive Fee shall survive termination of this Agreement pursuant to Section 10.3 and shall be subject to Section 9.7.

9.3 Earn-Out Development Fees. Development Manager shall be entitled to receive the “Mission Bay Earn-Out Amount” and the “West Bluffs Earn-Out Amount” (as such terms are defined on Exhibit “L”) determined in accordance with Exhibit “L” attached hereto (collectively, the “Earn-Out Development Fees”). The Earn-Out Development Fees shall survive a termination of this Agreement under Article X.

9.4 West Bluffs Incentive Fee. Subject to Section 9.9, in addition to the “West Bluffs Earn-Out Amount” (as defined in Exhibit “L”), if the closing under a contract (a “West Bluffs Sale Agreement”) for the sale of any portion of the West Bluffs Assets occurs before ***, once Owner shall have received “Net West Bluffs Sales Proceeds” (as hereinafter defined) in excess of ***, Owner shall pay to Development Manager a fee (the “West Bluffs Incentive Fee”) equal *** of any Net West Bluffs Sales Proceeds in excess of *** received under such West Bluffs Sale Agreement as and when received by Owner. “Net West Bluffs Sales Proceeds” means the excess of (a) the proceeds received under a West Bluffs Sale Agreement from the sale of all or a portion of the West Bluffs Assets after the date hereof and before *** (whether in a single closing or pursuant to a rolling option, phased lot takedown or Buyer financed sale), over (b) closing costs and all costs incurred by Owner in respect of the West Bluffs Assets after the date of this Agreement, other than interest, fees and any other amounts paid under the CF Capital Financing or the CFC Financing. Notwithstanding anything to the contrary, Owner shall have no obligation to pay to Development Manager any West Bluffs Incentive Fee (x) unless the closing of the sale of any portion of the West Bluffs Assets shall have occurred before ***, and (y) until the Net West Bluffs Sales Proceeds actually received by Owner exceeds ***. The West Bluffs Incentive Fee shall survive the termination of this Agreement pursuant to Section 10.2 and 10.3 and shall not be subject to Section 9.7.

9.5 Closing Incentive Fee. Subject to Section 9.9, Development Manager shall be entitled to receive the “Closing Incentive Fee” (as defined in Exhibit “M” attached hereto) to be paid concurrently with the closing of the sale of a “Participating Property” (as hereinafter defined). The Closing Incentive Fee shall survive the termination of this Agreement pursuant to Article X and shall not be subject to Section 9.7.

9.6 Cost-Saving Incentive Fee. Subject to Section 9.9, Owner shall pay to Development Manager and Development Manager shall be entitled to receive a fee (the “Cost-Saving Incentive Fee”) for each of the “Mission Bay North of Channel” and “Mission Bay South of Channel” portions of the Mission Bay Project (each a “Mission Bay Subproject”) in an amount, for each such portion, equal to the lesser of (i) *** of “Hard Public Infrastructure Costs” (as defined in the “Updated Proforma”) after the post-closing true-up contemplated in Section 5.4 of the Purchase Agreement, or (ii) the amount by which Development Manager shall have achieved Final Completion with respect to the applicable Mission Bay Subproject at a total cost for all public and private infrastructure costs less than specified in the Updated Proforma for all public and private infrastructure costs after the post-closing true-up contemplated by Section 5.4 of the Purchase Agreement, provided that Owner

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT T0 A REQUEST FOR CONFIDENTIAL TREATMENT

shall only be obligated to pay the Cost-Saving Incentive Fee if and when Owner shall have received, under the “Acquisition Agreement” (as defined in the Purchase Agreement”), from the “RDA” the construction management fee of *** of the Hard Public Infrastructure Costs for such Mission Bay Subproject (the “RDA CM Fee”). As an example, if (x) the total public and private infrastructure costs for Mission Bay North of Channel in the Updated Proforma were ***, (y) actual public and private infrastructure costs upon completion of the Mission Bay North of Channel work were *** and (z) *** of such costs were Hard Public Infrastructure Costs, then Development Manager would be entitled to a Cost-Saving Incentive Fee of **** if, when and to the extent Owner were to receive the RDA CM Fee for such Mission Bay Subproject. If, prior to Final Completion of a Mission Bay Subproject, Owner shall have received a portion of the RDA CM Fee for such Mission Bay Subproject, then, upon Final Completion of such Mission Bay Subproject, Owner will pay to Development Manager any applicable Cost-Saving Incentive Fee for such Mission Bay Subproject to the extent of the RDA CM Fee received by Owner for such Mission Bay Subproject (i.e., if Owner shall have received *** of the RDA CM Fee for such Mission Bay Subproject as of the date of Final Completion of such Mission Bay Subproject, and if the amount by which Development Manager shall have achieved Final Completion of such Mission Bay Subproject at a total cost for all public and private infrastructure costs is less than specified in the Updated Proforma for all public and private infrastructure costs for such Mission Bay Subproject after the post-closing true-up contemplated by Section 5.4 of the Purchase Agreement, Development Manager would be paid *** and be paid the additional *** as Owner receives from the RDA any remaining RDA CM Fee). The Cost-Savings Incentive Fee shall survive the termination of this Agreement pursuant to Section 10.3, shall and shall not be subject to Section 9.7.

9.7 Refund of Development Incentive Fee. Notwithstanding anything to the contrary in this Agreement, if any member of FOCIL Holdings makes any contribution to FOCIL Holdings after any amount has been paid to Development Manager under Section 9.2, then Development Manager shall reimburse Owner such portion of the Development Incentive Fee paid to Development Manager under Section 9.2 (in reverse order) until on the date of such contribution by such member to FOCIL Holdings, (1) the aggregate amount of reimbursement to Owner by Development Manager then or theretofore made by reason of this Section 9.7 equals (2) the aggregate amount by which the Development Incentive Fee then or theretofore paid to Development Manager under such subsection exceeds the Development Incentive Fee that would have been payable had the Development Incentive Fee been paid after such contribution was made. For example, if the Second Level of the Development Incentive Fee (under Section 9.2.2) is achieved and *** of distributions are made on July 1, 2008, members of FOCIL Holdings would receive *** and Development Manager would receive ***. If members of FOCIL Holding, on March 31, 2009 make an additional contribution of ***, and, based on the revised calculation of the Development Incentive Fee as of March 31, 2009, considering the additional contribution, Development Manager would have only earned a Development Incentive Fee pursuant to Section 9.2.2 of ***, then Development Manager shall reimburse Owner ***. If Development Manager fails to so reimburse Owner, Owner shall have the right to offset and reduce any future Development Incentive Fee or future Base Development Fee to be paid to Development Manager for the unpaid amount to be reimbursed under this Section 9.7. Notwithstanding the foregoing, if Owner terminates this Agreement pursuant to Section 10.3, Development Manager’s obligation, if any, to reimburse portions of the Development Incentive Fee pursuant to this Section 9.7 shall be limited to portions of the Development Incentive Fee paid to Development Manager after the date of termination of this Agreement, and Development Manager

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shall have no obligation to reimburse Owner for any portion of the Development Incentive Fee received by Development Manager prior to the date of such termination.

9.8 Limitation on Fees. Nothing contained in Section 9.2 or elsewhere in this Agreement shall require Owner or FOCIL Holdings to make distributions to its members or to sell portions of the “Mission Bay Land” and the “West Bluffs Lots”. Development Manager shall have no right to any Development Incentive Fee except as and when distributions are made by FOCIL Holdings to its members. Distributions will be made by FOCIL Holdings to its members and by Owner to FOCIL Holdings in FOCIL Holding’s discretion. Each of Owner and FOCIL Holdings, in its sole, absolute and non-reviewable discretion, may reserve any amounts against distributions to its members. Development Manager shall have no right to any Development Incentive Fees earned but not paid as a result of such reserves and shall only be entitled to payment of such Development Incentive Fees upon distributions by FOCIL Holdings to its members in accordance with Section 9.2 hereof.

9.9 Other Payments. Except as expressly set forth in this Article IX, Section 5.3 or as otherwise approved by Owner, Development Manager shall not receive any compensation, fees, reimbursement or other payment for its services as Development Manager under this Agreement. Without limitation on the foregoing, and notwithstanding anything to the contrary in any Project Budget (or any amendment thereto), the fees above in this Article IX (the “Development Fees”) include all of Development Manager’s personnel expenses and overhead, including the salary and benefits of Development Manager’s employees assigned to the Projects, expenditures relating to travel, living expenses incurred in connection with travel, long distance communication charges, and postage, overnight courier, facsimile or messenger charges. In the event that Owner requests that Development Manager perform services beyond the scope of this Agreement, Development Manager shall not be obligated to perform the same unless Owner agrees to compensate Development Manager for such additional services pursuant to the terms of a separate written agreement between Development Manager and Owner. Notwithstanding anything to the contrary contained in this Agreement, (a) Development Manager shall have no obligation to advance Development Manager’s funds to cover Required Funds; and (b) no compensation, fees, reimbursement or other compensation shall be payable to Development Manager after this Agreement has terminated except as expressly provided in Article X.

9.10 Deferred Parcel Transfer and West Bluffs Affordable Housing Remedies. Notwithstanding the foregoing provisions of this Article IX, Development Manager shall be responsible for and shall cause the Applicable Seller to timely satisfy the obligations under Sections 1.3.3, 1.5.3 and 1.9.3 of the Purchase Agreement and Exhibit “L” of this Agreement and, in addition, Owner shall have the right to offset and reduce any Development Incentive Fee and future Base Development Fee to be paid to Development Manager (other than Delinquent Fee Payments) for any amounts due Owner under Sections 1.3.3, 1.5.3 and 1.9.3 of the Purchase Agreement and Exhibit “L” of this Agreement and any damages due Buyer and Owner as a result of the “Applicable Seller” (as defined in the Purchase Agreement) failing to timely satisfy such obligations under the Purchase Agreement. Development Manager hereby waives and agrees not to assert or take advantage of any guarantor or surety defenses.

ARTICLE X

TERMINATION

10.1 Development Manager Default. Owner shall have the right to terminate this Agreement at any time with respect to the Projects, by delivering a termination notice to Development Manager (a “Termination Notice”), if any of the following events occurs (the “Development Manager Defaults”):

10.1.1 Uncured Breach. Any material breach by Development Manager under this Agreement, which material breach is not cured within the Cure Period, if any, including any total and complete suspension or discontinuance by Development Manager of its material duties or services under this Agreement for a period of more than thirty (30) days (subject to delays due to Force Majeure, Owner’s express written consent or as implied by the milestones in the applicable Project Budget);

10.1.2 Improper Conduct. Other than an “Excusable Employee Wrongful Event” (as defined herein), Development Manager shall be grossly negligent or shall engage in fraud, or willful misconduct, including any of the following: (a) Development Manager intentionally commingles any funds intended to be used for the Projects with any funds of Development Manager, or uses funds intended to be used for the Projects for purposes unrelated to the Projects or fails to return such funds within three (3) business days of Owner’s request; or (b) Development Manager or any of its Affiliates commits an act of theft or embezzlement against any Owner; or

10.1.3 Bankruptcy/Dissolution Event. There is a Bankruptcy/Dissolution Event with respect to Development Manager or CDX.

An “Excusable Employee Wrongful Event” shall mean the fraud, gross negligence or willful misconduct of a non-supervisory employee in connection with any Project if (i) senior management or ownership of Development Manager, CLDC or COLP had no knowledge of or involvement with such acts or omissions, and (ii) within forty-five (45) days of discovery of such acts or omissions, Development Manager permanently removes such employee(s) from the Projects, promptly implements procedures to prohibit the recurrence of similar acts and reimburses Owner and its Affiliates for any loss, liability, damage, cost or expense incurred to the extent resulting from such fraud, gross negligence or willful misconduct (and indemnifies Owner and its Affiliates for any of the same arising thereafter).

10.2 Change in Control. Owner shall have the right to terminate this Agreement at any time with respect to the Projects, by notice to Development Manager, if a Change in Control has occurred with respect to Development Manager or CDX.

10.3 Termination Without Cause. From and after the “Limited Termination Period Date” (as hereinafter defined), Owner shall have the right to terminate this Agreement without cause upon thirty (30) days’ written notice to Development Manager. Owner may not exercise its rights under this Section 10.3 until after the “Limited Termination Period Date” (as defined herein). The “Limited Termination Period Date” shall mean the date that is three (3) years after the date hereof; provided, however, such date shall be extended to the date that is five (5) years after the date hereof if (a) Owner shall have collected during the first three (3) years of this Agreement at least 95% of the proforma revenue shown on the Updated Proforma after the post-closing true-up contemplated by Section 5.4 of the Purchase Agreement, and (b) Development Manager or its Affiliates shall not have materially breached this Agreement or the Purchase Agreement, which breach is not cured within the Cure Period.

10.4 Remedies Not Exclusive. Except as may otherwise be expressly provided in this Agreement:

10.4.1 The exercise of one or more of the rights and remedies under this Agreement shall not preclude the exercise of any other right or remedy under this Agreement, at law or in equity; and

10.4.2 Damages at law may not be an adequate remedy for a breach or threatened breach of this Agreement and in the event of a breach or threatened breach of any provision hereunder, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy.

10.5 Termination Notice. The Termination Notice shall specify the basis for the termination and shall become effective ten (10) Business Days after the date of the Termination Notice. Notwithstanding the foregoing, Development Manager may dispute the existence of grounds for the termination described in subsection 10.1.1 or 10.1.2 by written notice (“Arbitration Notice”) to Owner within fifteen (15) days after its receipt of the Termination Notice. If Development Manager fails to provide an Arbitration Notice within such fifteen (15) day period, then notwithstanding anything to the contrary herein, Development Manager shall have no right to dispute the effectiveness of the Termination Notice, which shall be conclusive. In the event an Arbitration Notice is given within the period set forth above, then (a) the dispute shall be resolved by arbitration as provided in Section 10.9, and (b) if the arbitrators uphold the termination, then the Termination Notice shall thereupon become effective. Notwithstanding the foregoing, a Termination Notice shall become effective immediately in connection with a termination described in subsection 10.1.3, 10.2 or 10.3 above.

10.6 Development Fees Upon Termination. If a Termination Notice becomes effective, then:

10.6.1 In the event Owner terminates this Agreement under Section 10.1, Development Manager shall not be entitled to receive any portion of the Base Development Fee, the Development Incentive Fee, the West Bluffs Incentive Fee or the Cost Saving Incentive Fee other than Delinquent Fee Payments; and Development Manager hereby waives all rights and claims to any such fees, or any portion thereof, other than Delinquent Fee Payments, provided that (a) the foregoing shall not limit any Development Fees previously paid to Development Manager (subject to Section 9.7), and (b) subject to Section 9.7, Development Manager shall be entitled to retain all Development Fees previously paid to Development Manager, except to the extent that the reason for termination of this Agreement under Section 10.1 caused Development Manager to receive such Development Fees that Development Manager was not entitled to receive. Termination of this Agreement by Owner under Section 10.1 shall not waive any of Owner’s rights or remedies for any default by Development Manager prior to such termination, and any Development Incentive Fee shall be subject to Sections 9.7.

10.6.2 In the event that Owner terminates this Agreement under Section 10.2, (a) Development Manager shall not be entitled to receive any portion of the Development Incentive Fee or the or the Cost Saving Incentive Fee other than Delinquent Fee Payments, and Development Manager hereby waives all rights and claims to any such fees, or any portion thereof, other than Delinquent Fee Payments (except as provided in clause (b) below), (b) Owner shall be obligated to pay, in accordance with the time frames in Article IX, and Development Manager shall be entitled to receive, the Earn-Out Development Fees, the West Bluffs Incentive Fee, the Closing Incentive Fee and the “Termination Fee” (as hereinafter defined), and (c) if Owner shall not have entered into a West Bluffs Sale Agreement prior to such termination, Development Manager shall not be entitled to receive any portion of the West Bluffs Incentive Fee, and Development Manager hereby waives all rights and claims to any such fees, or any portion thereof. Termination of this Agreement by Owner under Section 10.2 will not waive any of Owner’s rights or remedies for any default by Development Manager prior to such termination.

10.6.3 If, but only if, the basis for termination of this Agreement under this Article X is Section 10.3 above and provided there exists no uncured Development Manager Default, Owner shall be obligated to pay, in accordance with the time frames in Article IX, and Development Manager shall continue to be entitled to receive, the Development Incentive Fee, the Earn-Out Development Fees, the Closing Incentive Fee, the West Bluffs Incentive Fee, Cost-Saving Incentive Fee and the Termination Fee in accordance with Sections 9.2, 9.3, 9.4, 9.5 and 9.6 of this Agreement (subject to Sections 9.7, 9.8, 9.9 and 9.10 hereof). Termination of this Agreement by Owner under Section 10.3 shall not waive any of Owner’s rights or remedies for any default by Development Manager prior to such termination.

Notwithstanding anything to the contrary contained herein, if this Agreement is terminated pursuant to Section 10.2 or 10.3 above, then in lieu of any further payments of the Base Development Fee, Development Manager shall be entitled to receive the an amount (the “Termination Fee”) equal to the lesser of (a) the sum of Three Million Seven Hundred Thousand Dollars ($3,700,000), or (b) the excess of $37,000,000 over the sum of all prior payments of the Base Development Fee theretofore received by Development Manager.

Notwithstanding anything to the contrary contained herein, if this Agreement is terminated pursuant to Section 10.1 or 10.3 above, then for a period of twelve (12) months following the date of such termination, the Owners shall not attempt to employ any of Development Manager’s personnel employed in connection with the Projects so long as such personnel remain employed by Development Manager or its Affiliates.

10.7 Termination by Development Manager. From and after the Limited Termination Period Date, Development Manager shall have the right to terminate this Agreement without cause upon thirty (30) days’ written notice to Owner. Development Manager may not exercise its rights under this Section 10.7 until after the Limited Termination Period Date. In the event of a termination of this Agreement pursuant to this Section 10.7, (a) Development Manager shall not be entitled to receive any portion of the Base Development Fee, the Development Incentive Fee, the West Bluffs Incentive Fee or the Cost Saving Incentive Fee other than Delinquent Fee Payments; and Development Manager hereby waives all rights and claims to any such fees, or any portion thereof, other than Delinquent Fee Payments, provided that (i) the foregoing shall not limit any Development Fees previously paid to Development Manager (subject to Section 9.7), and (ii) subject to Section 9.7, Development Manager shall be entitled to retain all Development Fees previously paid to Development Manager, (b) Development Manager shall continue to be entitled to receive the Earn-Out Development Fees and the Closing Incentive Fee in accordance with Sections 9.3 and 9.5 of this Agreement (subject to Sections 9.9 of this Agreement), (c) termination of this Agreement by Owner under Section 10.7 shall not waive any of Owner’s rights or remedies for any default by Development Manager prior to such termination, (d) any Development Incentive Fee shall be subject to Sections 9.7, and (e) Owners shall have the right to attempt to employ and to employ any of Development Manager’s personnel employed in connection with the Projects (i.e., the restrictions in the last grammatical paragraph of Section 10.6 shall not apply).

10.8 Action Upon Termination. Upon the termination (whether by expiration of time or otherwise) of this Agreement as to a particular Project, Development Manager shall (without cost to Owner) promptly (a) surrender and deliver to Owner any space (except for the Development Manager Offices) in such particular Property occupied by Development Manager broom clean and free of debris and Development Manager’s personal property, (b) deliver to Owner or to the Owner’s designee any funds of Owner held by Development Manager (with respect to such Project), (c) deliver to Owner all Project Agreements, books, correspondence and other records, data, reports (including any of the foregoing stored on computers or diskettes), Drawings and Specifications, Permits, receipts for deposits, unpaid bills, canceled checks, bank statements, paid bills and all other records, papers, documents and keys which relate to such Project which are in Development Manager’s possession or control, and (d) furnish all such information and take all such action as Owner shall reasonably require (including cooperating with a new Development Manager for such time as may be required by Owner) to effectuate an orderly and systematic transfer of Development Manager’s duties and obligations under this Agreement (with respect to such Project) to a new person designated by Owner. Development Manager shall deliver to Owner a final accounting (prepared in accordance with the terms of this Agreement) of such Project up to and including the effective date of the termination within fifteen (15) days after such effective date of termination.

10.9 ARBITRATION OF DISPUTES. ANY ARBITRATION PURSUANT TO THIS SECTION SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE HELD IN SAN FRANCISCO, CALIFORNIA. IF THE PARTIES DO NOT MUTUALLY AGREE UPON AN ARBITRATOR WITHIN FIVE (5) BUSINESS DAYS AFTER NOTICE FROM ONE PARTY TO THE OTHER, THEN ANY PARTY MAY APPLY TO A COURT IN SAN FRANCISCO, CALIFORNIA FOR AN ORDER APPOINTING AN ARBITRATOR. IN CONNECTION WITH ANY SUCH APPLICATION, ANY PARTY MAY PROPOSE ONE OR MORE PERSONS TO ACT AS THE ARBITRATOR PROVIDED THAT ANY SUCH PERSON OR PERSONS SHALL BE INDEPENDENT AND SHALL BE (X) A LICENSED ATTORNEY WITH AT LEAST TEN (10) YEARS’ EXPERIENCE IN CONNECTION WITH THE DEVELOPMENT AND OPERATION OF REAL ESTATE SIMILAR TO THE PROPERTY OR (Y) A RETIRED JUDGE OF ANY SUPERIOR COURT, APPELLATE COURT OR UNITED STATES DISTRICT COURT IN SAN FRANCISCO, CALIFORNIA. AFTER THE APPOINTMENT OF THE ARBITRATOR, THE PARTIES SHALL HAVE THE RIGHT TO TAKE DEPOSITIONS AND TO OBTAIN DISCOVERY BY OTHER MEANS REGARDING THE SUBJECT MATTER OF THE ARBITRATION AS IF THE MATTER WERE PENDING IN ANY SUPERIOR COURT IN SAN FRANCISCO, CALIFORNIA. ALTHOUGH THE ARBITRATOR MAY, FOR GOOD CAUSE SHOWN, LIMIT THE NATURE AND EXTENT OF SUCH DISCOVERY AND ESTABLISH OR MODIFY THE SCHEDULE RELATING TO ANY DISCOVERY REQUESTS OR

APPLICATIONS RELATING THERETO. THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ALL OTHER PROCEDURAL ISSUES, INCLUDING THE FOLLOWING: THE DATE, TIME AND PLACE OF ANY HEARING; THE FORM, TIMING, AND SUBJECT MATTER OF ANY PRE-HEARING DOCUMENTS TO BE SUBMITTED BY THE PARTIES; AND ANY EVIDENTIARY OR PROCEDURAL ISSUES THAT MAY ARISE AT OR IN CONNECTION WITH ANY ARBITRATION HEARING. THE AWARD OF THE ARBITRATOR SHALL BE CONCLUSIVE AND BINDING, AND ANY PARTY MAY SEEK TO HAVE THE AWARD CONFIRMED BY WAY OF A COURT ORDER. ALL FEES AND EXPENSES OF THE ARBITRATORS AND ALL OTHER EXPENSES OF THE ARBITRATION (EXCEPT FOR LEGAL FEES AND EXPENSES OF COUNSEL AND WITNESS FEES TO THE PARTIES) SHALL BE BORNE INITIALLY BY THE PARTIES EQUALLY (I.E., 50% FOR EACH PARTY), BUT ULTIMATELY SHALL BE BORNE BY THE NON-PREVAILING PARTY IN THE ARBITRATION. LEGAL FEES AND EXPENSES AND WITNESS FEES OF EACH PARTY INITIALLY SHALL BE BORNE BY SUCH PARTY; PROVIDED, HOWEVER, ALL SUCH LEGAL FEES AND EXPENSES ULTIMATELY SHALL BE BORNE BY THE NON-PREVAILING PARTY IN THE ARBITRATION. THE ARBITRATION SHALL BE LIMITED TO THE EFFECTIVENESS OR INEFFECTIVENESS OF A TERMINATION NOTICE (INCLUDING DETERMINING WHETHER ONE OF THE EVENTS UNDER SECTION 10.1, 10.2 OR 10.3 HAS OCCURRED). NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS TO PREVENT ANY PARTY FROM SEEKING PROVISIONAL OR EQUITABLE RELIEF FROM A COURT ON THE BASIS THAT, UNLESS SUCH RELIEF IS OBTAINED, ANY AWARD THAT THE ARBITRATOR MAY MAKE WILL BE INEFFECTUAL.

ASSENT TO ARBITRATION PROVISION

NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION DECIDED BY NEUTRAL ARBITRATION AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION TO NEUTRAL ARBITRATION.

FOCIL Holdings on behalf	Development Manager
of all “Owners”

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ARTICLE XI

NO RESPONSIBILITY OF DEVELOPMENT MANAGER

11.1 Notwithstanding any provision of this Agreement or any other Collateral Agreement to the contrary in performing any duty or obligation under this Agreement, including Section 4.2.12, (a) Development Manager shall not be responsible for the acts and omissions of any Contractor, any Architect, any Engineer or any other independent contractors employed by or on behalf of Owner, and their respective subcontractors, employees and agents in connection with the development of a Project except as provided below; and (b) without limiting the generality of the foregoing, Development Manager shall not be responsible or liable for the architectural or engineering design or quality, or the construction means, methods, techniques, sequences or procedures employed by contractors in the performance of their contracts for Owner and shall have no liability for any damages or losses sustained by Owner as a result thereof, so long as (1) any breach by Development Manager under this Agreement with respect to the foregoing does not constitute gross negligence, willful misconduct or fraud, and (2) Development Manager has no actual knowledge of such problem or if Development Manager does have such actual knowledge, Development Manager shall have not have failed to notify Owner in writing of such problem within ten (10) Business Days of learning about the same. Notwithstanding the foregoing, but subject to the “Development Manager’s Liability Cap” (as such term is defined in Section 12.1), nothing in this Section 11.1 shall limit Development Manager’s obligations and liabilities pursuant to Sections 8.1 and 12.18 of this Agreement.

ARTICLE XII

MISCELLANEOUS

12.1 Successors and Assigns; Assignment. Notwithstanding Section 12.13(c), but subject to the provisions herein concerning assignment (including the last two sentences of this Section), this Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns, including Affiliates of each Owner which own the Wholly-Owned Assets or the Venture Interest. Neither this Agreement nor any rights hereunder shall be assigned, hypothecated or otherwise transferred, directly or indirectly (whether voluntarily, involuntarily, by operation of law or otherwise), by Development Manager or Owner without the prior approval in each instance of the other. Any purported transfer by Development Manager or Owner made without first complying with this Section 12.1 will be void and of no effect.

12.2 Confidentiality; Press Release. Each of Development Manager and Owner agrees that it shall not, without the prior written consent of the other party, disclose the terms of the transaction contemplated in this Agreement (including, without limitation, through a press release); provided, however, nothing in this Section 12.2 shall be deemed to prohibit a party from making any disclosure (a) which such party deems necessary in order to fulfill such party’s disclosure obligations imposed by law, legal process or the rules of any national securities exchange or automated quotation system, so long as such party consults with the other party prior to such disclosure and considers in good faith the other party’s considerations with respect to such disclosure, (b) to the extent required to enforce its rights under this Agreement or the documents executed in connection with this Agreement, and (c) to title companies, surveyors, attorneys, accountants, representatives, consultants, agents and actual and prospective lenders and investors provided such party informs each such person or entity of its obligation (and instructs such person or entity) to maintain such confidentiality. The foregoing confidentiality restriction shall not apply to any information or data that is available to such party from any other source (other than by reason of a breach by such party of the foregoing confidentiality restriction). Any press release issues with respect to the transactions contemplated by this Agreement shall be subject to the prior written approval of Development Manager and Owner. Without limitation on this Section 12.2, no public announcement shall be made (even if required by law) by a party that identifies the other by name without consulting with the other party and making such changes as the other party may reasonably request to the extent permissible within the legal constraints to which the disclosing party is subject.

12.3 Notices. Any notice which a party is required or may desire to give the other shall be in writing and may be sent by (i) personal delivery, (ii) by mail (either [x] by United States registered or certified mail, return receipt requested, postage prepaid, or [y] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), or (ii) by facsimile, provided that such telecopy shall be immediately followed by delivery of such notice pursuant to clause (i) or (ii) above, and addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

Development Manager:

Catellus Urban Construction, Inc.
Catellus Commercial Development Corporation
c/o Catellus Development Corporation
201 Mission Street, 2nd Floor
San Francisco, California 94105
Attention:	General Counsel
Telecopier:	(415) 974-4651
Telephone:	(415) 974-4500

with a copy to:

Allen Matkins Leck Gamble & Mallory LLP
1900 Main Street, 5th Floor
Irvine, California 92614
Attention:	Gary S. McKitterick, Esq.
Telecopier:	(949) 553-8354
Telephone:	(949) 553-1313

Owners:

c/o Farallon Capital Management, L.L.C.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111
Attention:	Richard B. Fried
Seth Hamalian
Fax No.:	(415) 421-2133
Phone No.:	(415) 421-2151

with a copy to:

Pircher, Nichols & Meeks
1925 Century Park East, Suite 1700
Los Angeles, CA 90067
Attention:	Real Estate Notices (SAC/MES/EBS/903297-1)
Fax No.:	(310) 201-8900
Phone No.:	(310) 201-8922

Any notice so given by mail shall be deemed to have been given as of the date of actual delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be, or confirmed answerback if by facsimile (provided that if any notice or other communication to be delivered by facsimile cannot be transmitted because of a problem affecting the receiving party’s facsimile machine, the deadline for receiving such notice or other communication shall be extended through the next Business Day), as the case may be, provided, however, that if such actual delivery occurs on a non-Business Day, then such notice or demand so made shall be deemed effective on the first business day after the day of actual delivery. Any such notice not so given (including notices by facsimile) shall be deemed given upon receipt of the same by the party to whom the same is to be given. No communications via electronic mail shall be effective except for a PDF of a physically signed notice attached to an email.

12.4 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, communications and negotiations (whether written or oral) between the parties hereto respecting such matters, including (i) the Access and Indemnity Agreement, dated as of September 22, 2004, by and among CLDC and Farallon Capital Management, L.L.C., a Delaware limited liability company (“FCML”), and (ii) that certain Letter of Intent, dated September 3, 2004 by and between FCML and CLDC. The Exhibits are hereby incorporated into this Agreement. There are no further agreements or understandings, written or oral, in effect between the Parties with respect to the subject matter hereof. All amendments of, or modifications to, the Agreement shall not be effective unless in writing signed by the Parties.

12.5 No Waiver. No waiver by either Party of any of the terms or provisions of this Agreement shall be enforceable unless expressly set forth in writing and signed by the Party against whom enforcement is sought. Without limitation on the foregoing: (1) no waiver by a Party of any breach of this Agreement by the other Party shall be deemed to be a waiver of any other breach by such other Party (whether preceding or succeeding and whether or not of the same or similar nature);

(2) no payment or acceptance of performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement by such other Party, whether or not the first party knows of such breach at the time it makes such payment or accepts such performance; and (3) no failure or delay by a Party to exercise any right it may have by reason of the default of the other Party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first Party while the other Party continues to be so in default.

12.6 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other Person or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

12.7 Counterpart Execution. This Agreement may be executed in separate counterparts. It shall be deemed fully executed when each Party has signed at least one counterpart, even though no single counterpart contains the signature of all the Parties.

12.8 Interpretation. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural; and the plural shall include the singular. Titles of articles, sections, subsections and paragraphs in this Agreement are for convenience only and neither limit nor amplify the provisions of this Agreement. All references in this Agreement to Exhibits, articles, sections, subsections or paragraphs shall refer to Exhibits, articles, sections, subsections and paragraphs of this Agreement, unless specific reference is made to the Exhibits, articles, sections or other subdivisions of another document or instrument. This Agreement shall not be interpreted in favor of either Party by virtue of such Party not having prepared this Agreement. The words “herein”, “hereof”, “hereunder”, “hereby”, “this Agreement” and other similar references shall be construed to mean and include this Agreement and all amendments and supplements hereto unless the context shall clearly indicate or require otherwise. The words “include”, “includes” and “including” shall be deemed to be followed by the words “, without limitation”. As used herein, “good faith” has the meaning set forth for the same in Section 1201(19) of the Uniform Commercial Code, as adopted in the State in which the Property is located.

12.9 Governing Law. This Agreement shall be governed by the laws of the State of California.

12.10 Business Days; Time is of the Essence. If any time period provided for in this Agreement ends on a day other than a Business Day, the time period shall be extended to the next Business Day. Otherwise, time is of the essence of this Agreement.

12.11 Attorneys’ Fees. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys’, paralegals’ and witness’ fees and costs and court costs, including the reasonable value of in-house legal services, whether at trial or on appeal of such suit or action or in connection with any petition for review or any action for rescission or in connection with any action or proceeding under the Federal Bankruptcy Code, in addition to all other sums provided by law, and such prevailing party shall also be entitled to recover reasonable non-litigation attorneys’ fees incurred in enforcing the terms of this Agreement prior to or separate from the trial or appeal or other action.

12.12 Consents and Approvals; Decisions of Owner; Designated Representatives of Owner and Development Manager.

12.12.1 Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the sole, absolute and non-reviewable discretion of such party and shall not be deemed to have been given unless given expressly in writing. Any approval or consent provided to be given by one or more of the Owners under this Agreement may be given by FOCIL Holdings alone as sole member.

12.12.2 The decisions of each Owner in connection with the Project shall be made through, and communicated to Development Manager by, authorized representatives of Owner, designated in writing by FCML, as the manager of Owners. Development Manager shall be entitled to rely conclusively on written instructions received from such authorized representatives of Owners or from such substitute as identified by Owners in a written notice to Development Manager as to any and all acts performed under this Agreement by Development Manager or any members of its organization. Owners hereby initially designate Richard Fried and Seth Hamalian as its authorized representatives for each Project, each of which individually have the authority to act as described above.

12.12.3 The decisions of Development Manager in connection with the Project shall be made through, and communicated to Owner by, authorized representatives of Development Manager. Owner shall be entitled to rely conclusively on written instructions received from such authorized representatives of Development Manager or from such substitute as identified by Development Manager in a written notice to Owner as to any and all acts performed under this Agreement by Owner or any members of its organization. Development Manager hereby initially designates Ted Antenucci, Tom Marshall and Michael Wenzell as its authorized representatives for each Project, each of which individually have the authority to act as described above.

12.13 Third Parties. Except as expressly set forth in this Agreement, this Agreement shall not (a) confer any rights or remedies on any person other than the Parties and their respective successors and permitted assigns; (b) relieve or discharge the obligation or liability of any third persons to any party to this Agreement; or (c) otherwise create any third party beneficiary rights.

12.14 No Recordation. In no event shall this Agreement or any document or other memorandum related to the subject matter of this Agreement be recorded.

12.15 Effectiveness. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each Party.

12.16 Cooperation of Each Owner and Development Manager. Upon request by Development Manager or Owner, the other Party shall use Commercially Reasonable Efforts to furnish Development Manager or Owner, as the case may be, with information and documents reasonably available to each Owner or Development Manager, as the case be, and reasonably required by Development Manager or Owner in connection with this Agreement.

12.17 No Restrictions. Except as may be otherwise agreed to herein, nothing contained in this Agreement shall be construed so as to prohibit Development Manager or each Owner, or any of their Affiliates, from owning, operating, developing, managing or investing in any other real estate development wherever located. Except as may otherwise be agreed to by the parties hereto, each party agrees that the other may engage in, or possess an interest in, another business venture or ventures of any nature or description, independently or with others, including the ownership, financing, leasing, operating, management, syndication, brokerage and development of real property, and neither shall have any right by virtue of this Agreement in and to such other ventures or to the income or profits derived therefrom. Notwithstanding anything to the contrary contained in this Section 12.17, Owner’s consent shall be required for Development Manager or any of Development Manager’s Affiliates to own, operate, develop, manage, invest in or form a venture with respect to all or any portion of a Project and any parcel within the Mission Bay Redevelopment Area, provided that such consent shall not be required in connection with the Alameda (Commercial) Assets (subject to Owner’s right of first refusal set forth in Section 1.2 of the Purchase Agreement) or with respect to the “Mission Bay Retained Property” (as defined in the Purchase Agreement).

12.18 Limitation on Liability.

12.18.1

(a) A Party’s liability for any claims made after the date hereof under this Agreement shall be subject to the following limitations: no Party shall have liability until the aggregate amount of all losses claimed by the other Party exceeds $100,000, provided that if such threshold is exceeded, such Party shall be liable for all such losses starting from the first dollar of such losses (without giving effect to such threshold).

(b) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE MAXIMUM LIABILITY OF DEVELOPMENT MANAGER UNDER THIS AGREEMENT OF ALL LOSSES CLAIMED BY OWNER AND ITS AFFILIATES FOR ANY REASON SHALL NOT EXCEED $10,000,000 ON AN AGGREGATE CUMULATIVE BASIS FOR ALL LOSSES (“DEVELOPMENT MANAGER’S LIABILITY CAP”), PROVIDED THAT SUCH LIMITATION SHALL NOT APPLY TO, AND OWNER MAY RECOVER WITHOUT REGARD TO SUCH LIMIT THE FOLLOWING (THE “CAP ECLUSIONS”, WITH THE UNDERSTANDING THAT NO PAYMENT OR OFFSET OF A CAP EXCLUSION SHALL COUNT AGAINST, BE APPLIED TO OR OTHERWISE REDUCE THE DEVELOPMENT MANAGER’S LIABILITY CAP): (1) CLAIMS FOR ATTORNEYS’ FEES, COSTS OF COLLECTION, WITNESS FEES AND COURT COSTS, AND INTEREST ON JUDGMENTS, (2) ANY CLAIM BY OWNER FOR THE WB AFFORDABLE HOUSING PAYMENT UNDER EXHIBIT “L” OF THIS AGREEMENT, AND (3) ANY OFFSET RIGHTS OF OWNER UNDER SECTION 9.7 OR 9.10. OTHER THAN DIRECT DAMAGES PROXIMATELY CAUSED BY THE OTHER PARTY’S BREACH OF THIS AGREEMENT, NEITHER OWNER NOR DEVELOPMENT MANAGER (NOR ANY OF THEIR RESPECTIVE AFFILIATES) SHALL MAKE A CLAIM UNDER THIS AGREEMENT AGAINST THE OTHER PARTY FOR DAMAGES, PROVIDED THAT THE FOREGOING SHALL NOT LIMIT THE RIGHT OF EITHER PARTY TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ANY CLAIM BY A THIRD PARTY FOR DAMAGES REGARDLESS OF THE NATURE OF SUCH DAMAGES. .

FOCIL Holdings on behalf	Development Manager
of all “Owners”

12.18.2 Without limitation on the Joinder attached to this Agreement or the Purchase Agreement, no present or future direct or indirect partner, member, manager, director, officer, shareholder, employee, advisor, agent of Development Manager or Owner, shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and each of Development Manager and Owner, on its behalf and on behalf of its respective successors and assigns, shall look solely to Development Manager or Owner, respectively, for the payment of any claim or for any performance, and Development Manager and Owner hereby waive any and all such personal liability. For purposes of this Section 12.18.2, no negative capital account or any contribution or payment obligation of any partner or member in Development Manager or any Owner shall constitute an asset of Development Manager or Owner, respectively.

12.19 Purchase Agreement; Catellus Financing. Notwithstanding anything to the contrary contained in this Agreement, nothing in this Agreement, including Section 8.1, shall relieve Development Manager, Owner or their Affiliates of the obligations of such Party or their Affiliates under the Purchase Agreement or the documents relating to the Catellus Financing.

12.20 No Limitation or Expansion on Development Manager’s Obligations. Notwithstanding anything to the contrary, Development Manager’s obligations expressly set forth in this Agreement are not limited or expanded by anything contained in the (a) Catellus Financing Documents and any other documents entered into among Owners and CF Capital or CFC in connection thereto, and (b) Purchase and Sale Agreement and any other documents entered into among FOCIL Holdings and the Sellers.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first set forth above.

OWNER:

FOCIL HOLDINGS, LLC,
a Delaware limited liability company

By:	Farallon Capital Management, L.L.C., a Delaware limited liability company, its Manager

By:
Name:
Title:

FOCIL-MB, LLC,
a Delaware limited liability company

By:	Farallon Capital Management, L.L.C.,
a Delaware limited liability company,
its Manager

By:
Name:
Title:

FOCIL-BP, LLC,
a Delaware limited liability company

By:	Farallon Capital Management, L.L.C.,
a Delaware limited liability company,
its Manager

By:
Name:
Title:

DMA Signature Page 1

FOCIL-WB, LLC,
a Delaware limited liability company

By:	Farallon Capital Management, L.L.C.,
a Delaware limited liability company,
its Manager

By:
Name:
Title:

FOCIL-SFD, LLC,
a Delaware limited liability company

By:	Farallon Capital Management, L.L.C.,
a Delaware limited liability company,
its Manager

By:
Name:
Title:

DEVELOPMENT MANAGER:

CATELLUS URBAN CONSTRUCTION, INC.,
a Delaware corporation

By:
Name:
Title:

DMA Signature Page 2

CATELLUS COMMERCIAL DEVELOPMENT
CORPORATION, a Delaware corporation

By:
Name:
Title:

DMA Signature Page 3

JOINDER

In consideration of the execution of that certain Development Agreement of November 22, 2004, by and among FOCIL HOLDINGS, LLC, a Delaware limited liability company, FOCIL-MB, LLC, a Delaware limited liability company, FOCIL-BP, LLC, a Delaware limited liability company, FOCIL-WB, LLC, a Delaware limited liability company, and FOCIL-SFD, LLC, a Delaware limited liability company (individually, an “Owner”, and collectively, the “Owners”), and CATELLUS URBAN CONSTRUCTION, INC., a Delaware corporation (“CUCI”), and CATELLUS COMMERCIAL DEVELOPMENT CORPORATION, a Delaware corporation (“CCDC”) (CUCI and CCDC are hereinafter referred to, collectively, as “Development Manager”), of which this Joinder forms a part (the “Development Agreement”), the undersigned, CATELLUS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (“Guarantor”), hereby unconditionally and irrevocably guarantees each and every obligation of Development Manager under the Development Agreement (collectively, the “Obligations”). Capitalized terms used in this Joinder and not otherwise defined herein shall have the same meanings as set forth in the Development Agreement. Guarantor represents and acknowledges that Guarantor owns a majority interest in, and controls Development Manager, that Guarantor will derive substantial benefits from the entry by Development Manager and Owners into the Development Agreement and the transactions contemplated thereby, and that Guarantor’s execution of this Joinder is a material inducement and condition to Owners’ execution of the Development Agreement.

Guarantor unconditionally waives any guarantor or suretyship defenses which might otherwise be available to Guarantor. The obligations of Guarantor under this Joinder are independent of the obligations of Development Manager under the Development Agreement and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is the alter ego of Development Manager and whether or not Development Manager is joined therein or a separate action or actions are brought against Development Manager. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by, the following, any of which may be taken without the consent of, or notice to, Guarantor, nor shall any of the following give Guarantor any recourse or right of action against any Owners: (a) any express or implied amendment, modification, renewal, addition, supplement, extension of the Obligations or the Development Agreement; (b) any exercise or non-exercise by Owners or any Owner of any right or remedy under the Development Agreement or this Joinder or available at law or in equity; (c) any Bankruptcy/Dissolution Event relating to Guarantor, Development Manager or any Affiliate of Development Manager, or by any court, in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing; (d) any release or discharge of Development Manager from its liability under the Obligations or any release or discharge of any other party at any time directly or contingently liable for the Obligations; (e) any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any or all of the property owned by Owners, or any substitution with respect thereto; and (f) any acceptance of partial performance of the Obligations.

Guarantor agrees to pay all costs and expenses, including reasonable attorneys’ fees, which may be incurred by any Owner in any effort to collect or enforce any of the Obligations, whether or not any lawsuit is filed, including all costs and attorneys’ fees incurred by any Owner in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy

DMA Joinder Page 1

proceeding). Such amounts shall bear interest until paid at 10% per annum. Guarantor shall not have the right to assign any of its rights or obligations under this Joinder.

The following Section of the Development Agreement shall apply to this Joinder as though herein set forth in full, mutatis mutandis (and, without limitation on the foregoing, references to “Development Manager” and “this Agreement” therein shall be deemed changed for this purpose to “the parties”, “Guarantor” and “this Joinder”, respectively): 12.1 (with any notice to Guarantor to be sent to the address set forth for Development Manager in the Development Agreement) through 12.16.

COLP’s liability under this Joinder shall be limited to $10,000,000 in the aggregate for all claims made by Owner (and any Affiliate of Owner, or any other party, claiming by, through or under Owner) under any agreement or for any other reason.

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date of the Development Agreement.

CATELLUS OPERATING LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	CATELLUS COMMERCIAL DEVELOPMENT
CORPORATION, a Delaware corporation, its Agent

By:
Print name:
Title:

DMA Joinder Page 2

EXHIBITS

A-1	-	Development Plan (Mission Bay)

A-2	-	Development Plan (Alameda [Bayport])

A-3	-	Development Plan (West Bluffs)

A-4	-	Development Plan (Santa Fe Depot)

B-1	-	Project Budget (Mission Bay)

B-2	-	Project Budget (Alameda [Bayport])

B-3	-	Project Budget (West Bluffs)

B-4	-	Project Budget (Santa Fe Depot)

C-1	-	Project Schedule (Mission Bay)

C-2	-	Project Schedule (Alameda [Bayport])

C-3	-	Project Schedule (West Bluffs)

C-4	-	Project Schedule (Santa Fe Depot)

D	-	Form of Request for Qualifications

E	-	Special Tasks (Mission Bay)

F	-	Funding Request Deliveries

G	-	Contractor’s Insurance Requirements

H	-	Owner’s Insurance

I-1	-	Property Specific Reports (Mission Bay)

I-2	-	Property Specific Reports (Alameda [Bayport])

I-3	-	Property Specific Reports (West Bluffs)

I-4	-	Property Specific Reports (Santa Fe Depot)

J	-	Schedule of Base Development Fee

K	-	Certain IRR Deficiency Calculations

L	-	Earn-Out Development Fees

M	-	Closing Incentive Fee

1

SCHEDULES

4.1.1	-	Services and Responsibilities Allocated to Employees and Personnel of Development Manager and its Affiliates

4.2.8	-	Contractors

2

EXHIBIT “B-1”

PROJECT BUDGET (MISSION BAY)

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
	Total	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue
Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds
Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot
Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs
Total source of uses

Net sources and uses

Revenues - MB Bosa
Gross Land Revenues
Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08	Mar-08	Apr-08	May-08	Jun-08	Jul-08	Aug-08
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot
Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa

Gross Land Revenues

Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	Sep-08	Oct-08	Nov-08	Dec-08	Jan-09	Feb-09	Mar-09	Apr-09	May-09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-07	Dec-09	Jan-10	Feb-10	Mar-10	Apr-10	May-10	Jun-10	Jul-10	Aug-10	Sep-10	Oct-10	Nov-10	Dec-10
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot

Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa

Gross Land Revenues

Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release% before & after Westbluffs

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	Jan-11	Feb-11	Mar-11	Apr-11	May-11	Jun-11	Jul-11	Aug-11	Sep-11	Oct-11	Nov-11	Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot
Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa

Gross Land Revenues

Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot
Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa

Gross Land Revenues

Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16	Jan-17	Feb-18	Mar-18
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot
Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa
Gross Land Revenues
Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	Apr-17	May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	May-18	Jun-18
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot
Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa

Gross Land Revenues

Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	Jul-18	Aug-18	Sep-18	Oct-18	Nov-18	Dec-18	2004	2005	2006	2007	2008	2009	2010
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot
Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa

Gross Land Revenues

Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

FINAL

CATELLUS DEVELOPMENT CORPORATION

CUG CASH FLOW PROJECTION

Nov 2004 thru 2018

	2011	2012	2013	2014	2015	2016	2017	2018	Total
Source of funds
Revenue:
Land Sales
Mission Bay
Santa Fe Depot
Gross land sales revenue
Deposits applied toward closings
Deposits received from buyers
Closing costs
Additional Closing Costs
Net land sales revenue

Infrastructure intrerest carry
Mission Bay interim land NOI
Mission Bay NOC bond proceeds & reimbursements
Mission Bay SOC bond proceeds & reimbursements
Total sources of funds

Source of uses
Capital expenditures:
Mission Bay NOC
Mission Bay SOC (including CFD pymts)
SF Depot

Property taxes
Earnout
Management fees
Mission Bay CFD and G&A reimbursement
Land Holding Costs/Lease Buyout Costs

Total source of uses

Net sources and uses

Revenues - MB Bosa

Gross Land Revenues

Back Out: ARE Earn-Out
Net Land Sales for Release Payments
Other MB Revenues for Release Payments
Total For Release
Release Available

Release % before & after Westbluffs

EXHIBIT “B-2”

PROJECT BUDGET (ALAMEDA [BAYPORT])

Catellus Development Corporation

Alameda Cash Flow

CDX Perspective

10/14/2004

THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
		Total	2001	2002 1Q	2Q	3Q	4Q	2003 1Q	2Q	3Q	4Q	2004 1Q	2Q	3Q	Oct	Nov	Dec	2005 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct
Sources
a	Initial base block value distribution
Additional Warmington reimb.
a	Adjust base block value (B & C)
a	Deposit allocation
a	JV revenue
c	Catellus profit distribution
a	Warmington note interest (prime + ***)
b	Predevelopment loan repay & interest (1) (2)
b	G&A and fees
b	ARRA and BWIP Bonds (related to backbone work)
b	Maintenance credit & homebuilding pref return EX-SUM
b	Shortfall loan repay & interest (3)
c	City profit participation (repay shortfall loan)

Uses
a	Closing costs (*** of land acquisition price from city)
b	Predevelopment funding (1)
below	Residential uses (backbone)
a	Land improvements (intract)
b	Land acquisitions from city
calc	Net to city (shortfall surplus)
Transfer school fee/pond costs

Net cash flow
Cumulative cash flow

Add back expensed G&A
a	Cap property tax
a	Cap Interest (land)
a	Cap G&A
Net income

Calc net surplus/(deficit) to City
b	Shortfall funding
b	Shortfall interest
b	Shortfall repay & interest
c	City profit participation
Net to city

Catellus residential uses (backbone)
b	Total uses
b	add back G&A and fees
estimate	less G&A only

(1) This reflects *** of the predevelopment work (residential and commercial)
Residential ***
Commercial ***

(2) The predevelopment loan interest rate is ***

(3) The shortfall loan interest rate is ***

Lot acquisitions - CDX
Lot contributions to JV - CDX
Home sales - Warmington (closed)

Cash	Commercial
Summary	Residential Cap Exp
by Group:	Residential Other
Total

Shortfall reimb from model (split btwn shortfall and city pp)

a	Standard Cost Model
b	Owen Model
c	Locher Model

Net cash outflow excluding g&a
Net cash inflow excluding mgmt fees

Adjustments to G&A calculation of Alameda capital expenditures
Remove land acquisitions from the city
Less residential uses (backbone)

Catellus Development Corporation

Alameda Cash Flow

CDX Perspective

10/14/2004

		Nov	Dec	2006 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2007 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2008 Jan
Sources
a	Initial base block value distribution
Additional Warmington reimb.
a	Adjust base block value (B & C)
a	Deposit allocation
a	JV revenue
c	Catellus profit distribution
a	Warmington note interest (prime + ***)
b	Predevelopment loan repay & interest (1) (2)
b	G&A and fees
b	ARRA and BWIP Bonds (related to backbone work)
b	Maintenance credit & homebuilding pref return EX-SUM
b	Shortfall loan repay & interest (3)
c	City profit participation (repay shortfall loan)

Uses
a	Closing costs (*** of land acquisition price from city)
b	Predevelopment funding (1)
below	Residential uses (backbone)
a	Land improvements (intract)
b	Land acquisitions from city
calc	Net to city (shortfall surplus)
Transfer school fee/pond costs

Net cash flow
Cumulative cash flow

Add back expensed G&A
a	Cap property tax
a	Cap Interest (land)
a	Cap G&A
Net income

Calc net surplus/(deficit) to City
b	Shortfall funding
b	Shortfall interest
b	Shortfall repay & interest
c	City profit participation
Net to city

Catellus residential uses (backbone)
b	Total uses
b	add back G&A and fees
estimate	less G&A only

(1) This reflects *** of the predevelopment work (residential and commercial)
Residential ***
Commercial ***

(2) The predevelopment loan interest rate is ***

(3) The shortfall loan interest rate is ***
Lot acquisitions - CDX
Lot contributions to JV - CDX
Home sales - Warmington (closed)

Cash	Commercial
Summary	Residential Cap Exp
by Group:	Residential Other
Total

Shortfall reimb from model (split btwn shortfall and city pp)

a	Standard Cost Model
b	Owen Model
c	Locher Model

Net cash outflow excluding g&a
Net cash inflow excluding mgmt fees

Adjustments to G&A calculation of Alameda capital expenditures
Remove land acquisitions from the city
Less residential uses (backbone)

Catellus Development Corporation

Alameda Cash Flow

CDX Perspective

10/14/2004

		Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total	Variance
Sources
a	Initial base block value distribution
Additional Warmington reimb.
a	Adjust base block value (B & C)
a	Deposit allocation
a	JV revenue
c	Catellus profit distribution
a	Warmington note interest (prime + ***)
b	Predevelopment loan repay & interest (1) (2)
b	G&A and fees
b	ARRA and BWIP Bonds (related to backbone work)
b	Maintenance credit & homebuilding pref return EX-SUM
b	Shortfall loan repay & interest (3)
c	City profit participation (repay shortfall loan)

Uses
a	Closing costs (*** of land acquisition price from city)
b	Predevelopment funding (1)
below	Residential uses (backbone)
a	Land improvements (intract)
b	Land acquisitions from city
calc	Net to city (shortfall surplus)
Transfer school fee/pond costs

Net cash flow
Cumulative cash flow

Add back expensed G&A
a	Cap property tax
a	Cap Interest (land)
a	Cap G&A
Net income

Calc net surplus/(deficit) to City
b	Shortfall funding
b	Shortfall interest
b	Shortfall repay & interest
c	City profit participation
Net to city

Catellus residential uses (backbone)
b	Total uses
b	add back G&A and fees
estimate	less G&A only
(1) This reflects *** of the predevelopment work (residential and commercial)
Residential ***
Commercial ***
(2) The predevelopment loan interest rate is ***
(3) The shortfall loan interest rate is ***
Lot acquisitions - CDX
Lot contributions to JV - CDX
Home sales - Warmington (closed)

Cash	Commercial
Summary	Residential Cap Exp
by Group:	Residential Other
Total

Shortfall reimb from model (split btwn shortfall and city pp)

a	Standard Cost Model
b	Owen Model
c	Locher Model

Net cash outflow excluding g&a
Net cash inflow excluding mgmt fees

Adjustments to G&A calculation of Alameda capital expenditures
Remove land acquisitions from the city
Less residential uses (backbone)

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

EXHIBIT “B-3”

PROJECT BUDGET (WEST BLUFFS)

West Bluffs - Playa Del Rey, CA

Infrastructure Budget

as of 9/30/2004,

THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
			1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
Cost Code	Description	Remain- ing to Com- plete	10/31/ 2004	11/30/ 2004	12/31/ 2004	1/31/ 2005	2/28/ 2005	3/31/ 2005	4/30/ 2005	5/31/ 2005	6/30/ 2005	7/31/ 2005	8/31/ 2005	9/30/ 2005	10/31/ 2005	11/30/ 2005	12/31/ 2005	TOTAL	check
Bonds & Fees

10-1001	Land Purchase
10-1010	Purchase Escrow
15-1502	Fees - Entitlement Processing
15-1504	Fees - School
15-1505	Fees - Park
15-1506	Fees - Sewer
15-1509	Fees - Habitat
15-1510	Fees - Library
15-1512	Fees - Storm Drain
15-1513	Fees - Water
15-1514	Permits - Miscellaneous
15-1516	Permits - Encroachment
15-1530	Plan Check/Permit - Grading
15-1531	Plan Check/Inspection - Sewer
15-1532	Plan Check/Inspection - Water
15-1534	Plan Check/Inspection - Storm Drain
15-1535	Plan Check/Inspection - Landscaping
15-1536	Plan Check/Inspection - Streets
15-1537	Plan Check/Inspection - Walls
15-1538	Plan Check/Permit - Other
15-1550	Improvement Bonds
15-1551	Bonds
15-1552	Bonds - HOA
15-1560	Deposits/Fees - Electrical
15-1561	Deposits/Fees - Gas
15-1562	Deposits/Fees - Telephone
15-1570	Refunds - Electrical
15-1571	Refunds - Gas
15-1572	Refunds - Telephone
15-1598	Contingency

Total Bonds & Fees

Offsite Improvements

20-2001	Demolition
20-2012	Rough Grading
20-2013	Retaining Walls
20-2031	Sanitary Sewer
20-2032	Storm Drain
20-2036	Oil Line Relocation
20-2040	Water Systems
20-2041	Water Meters
20-2042	Drainage Devices
20-2050	Trenching/Utility
20-2121	Paving
20-2122	Curb & Gutter
20-2123	Sidewalk/Approaches
20-2154	Street Lighting
20-2214	Erosion Control
20-2217	Weed Abatement
20-2224	Signs/Barricades
20-2225	Traffic Signalization
20-2227	Traffic Control
20-2229	Repair and Removal
20-2270	Trails
20-2298	Contingency

Total Offsite Improvements

Common Areas

23-2301	Entry Monuments
23-2302	Entry Paving
23-2305	Mailboxes
23-2310	Gates/Structures
23-2320	Irrigation Systems
23-2381	Area Drains
23-2326	Electrical
23-2327	Lighting Fixtures
23-2340	Finish Grading
23-2341	Planting
23-2352	Other Site Amenities
23-2371	Perimeter Fencing
23-2398	Contingency

West Bluffs - Playa Del Rey, CA

Infrastructure Budget

as of 9/30/2004

			1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
Cost Code	Description	Remain- ing to Com- plete	10/31/ 2004	11/30/ 2004	12/31/ 2004	1/31/ 2005	2/28/ 2005	3/31/ 2005	4/30/ 2005	5/31/ 2005	6/30/ 2005	7/31/ 2005	8/31/ 2005	9/30/ 2005	10/31/ 2005	11/30/ 2005	12/31/ 2005	TOTAL	check
Total Common Areas

Engineering

25-2503	Civil Engineering - Office
25-2504	Civil Engineering - Field
25-2505	Soils Engineering - Office
25-2506	Soils Engineering - Field
25-2507	Landscape Architect
25-2508	Entitlement Consultant
25-2509	Environmental Engineering
25-2510	Environmental Engineering - Reimb.

25-2511	Utility Engineering
25-2512	Traffic Engineering
25-2513	Acoustical Engineering
25-2514	Engineering - Other
25-2518	Consultant - Other
25-2530	Legal - Entitlement
25-2535	Legal - Land Use/Litigation
25-2598	Contingency

Total Engineering

Onsite

30-3797	Summary Budget
39-3921	Area Drains
39-3930	Mailboxes
39-3940	Finish Grading
39-3971	Onsite Fencing
39-3998	Contingency

Total Onsite

Construction Indirects

40-4002	Breakage/Vandalism
40-4020	Supervision
40-4023	Construction Labor
40-4125	Guard Service
40-4130	Field Office
40-4132	Equipment Rental
40-4133	Temporary Fence
40-4134	Temporary Power
40-4135	Temporary Sanitation
40-4137	Temporary Water
40-4138	Street Cleaning
40-4398	Contingency
44-4403	Customer Service
44-4425	Model Refurbishing
44-4498	Contingency

Total Construction Indirects

Project Development

50-5001	Architect
50-5002	Landscape Architect
50-5006	Color - Consultant
50-5007	Market Research - Consultant
50-5008	Consultants - Other
50-5015	Structural Engineering
50-5017	Deputy Inspector
50-5019	Electrical Engineering
50-5109	Blueprints/Delivery
50-5110	Aerial Photography
50-5111	Travel Expenses
50-5210	Plan Check/Permits - Model Cup
50-5220	Plan Check/Permits - Building
50-5345	HOA Budget Prep.
50-5350	Association Dues
50-5362	Legal - Project Development
54-5460	Insurance - General Liability
54-5461	Insurance - Builders Risk
54-5463	Accounting/Auditing
5600-00	Insurance
54-5498	Contingency

West Bluffs - Playa Del Rey, CA

Infrastructure Budget

as of 9/30/2004

			1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
Cost Code	Description	Remain- ing to Com- plete	10/31/ 2004	11/30/ 2004	12/31/ 2004	1/31/ 2005	2/28/ 2005	3/31/ 2005	4/30/ 2005	5/31/ 2005	6/30/ 2005	7/31/ 2005	8/31/ 2005	9/30/ 2005	10/31/ 2005	11/30/ 2005	12/31/ 2005	TOTAL	check
Total Project Development

Overhead/Finance/Property Tax

59-5902	G&A Expenses
59-5906	Overhead Reimbursement
60-6001	Construction Loan Fees
60-6010	Appraisal/Inspection Fees
60-6070	Political Contributions
60-6072	Charitable Donation
60-6073	Civic Donation
60-6101	Land Loan Interest 1
60-6121	Construction Loan Interest 1
60-6122	Construction Loan Interest 2
60-6123	Construction Loan Interest 3
60-6125	Loan Extension Interest
60-6150	Interest Income
68-6820	Property Tax
G&A Charges *** of Direct Costs
Overall Project Contingency ***
60-6498	Contingency

Total Overhead/Finance/Prop. Tax

Sales Complex

Total Sales Complex

Sales & Marketing

Total Sales & Marketing

Builder costs

Total Cost

Grand Total incl Builder Costs

Accrual
Accrual Monthly Cash Flow

Accrual Quarterly
Accrual Quarterly Cash Flow

Notes:

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

EXHIBIT “B-4”

PROJECT BUDGET (SANTA FE DEPOT)

CONFIDENTIAL

For Internal Use Only

Santa Fe Depot - Master Plan Buildout

Private Land Development Costs

9/30/2004

THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
Expense Growth Rate
Description	Remaining to Complete	Projections
		Oct-04	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	POST 2005	Total	Cross Check
Inflation Factor
Land Development Costs
Land Development Costs by AFE

New AFE - Acquisitions
Acquisitions
Ash/Kettner Parcel
Subtotal Acquisitions
Contingency
Total Acquisitions

Total New AFE - Acquisitions

AFE 106215000 - Demolition
Predevelopment
Projectwide Demolition
Parcel 1 - Demolition
Parcel 1 - Site Clear Demolition
Parcel 2 - Demolition
Parcel 2 - Site Clear Demolition
Parcel 3 - Demolition
Parcel 3 - Site Clear Demolition
Parcel 4 - Demolition
Parcel 4 - Site Clear Demolition
Parcel 5a - Demolition
Parcel 5a - Site Clear Demolition
Parcel 6 - Demolition
Parcel 6 - Site Clear Demolition
Parcel 9 - Site Clear Demoltion
Site - Clear Demolition
Subtotal Predevelopment
Contingency @ 5%
Total Predevelopment

Total AFE 106215000 - Demolition

AFE 106214000 - Projectwide Infrastructure
Infra, Streets, Utilities
Infrastructure
Utilities
Environmental
Civil Engineering
Construction Management
Geotechnical
Survey
SWPPP
Testing and Inspection
Other Consultants
Permits & Fees
Contingency @ 10%
Total Infra, Streets, Utilities

Total AFE 106214000 - Projectwide Infrastr.

Civil Engineering
PCH Median work
Trolley Transformer Relocation

CONFIDENTIAL

For Internal Use Only

Santa Fe Depot - Master Plan Buildout

Private Land Development Costs

9/30/2004

Expense Growth Rate
Description	Remaining to Complete	Projections
		Oct-04	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	POST 2005	Total	Cross Check
Inflation Factor
Land Development Costs
Total NEW AFE - Transformer Relocation / PCH Median work

AFE 106205000 - Projectwide Activities
Predevelopment
Design and Planning
Engineering
Permits and Plan Check
Marketing
PR/Political
Legal
Donations (Civic/Charitable)
Miscellaneous
Subtotal Predevelopment
Contingency @ 5%
Total Predevelopment

Total AFE 106205000 - Projectwide Activities

AFE 106206000 - Parcel 1 - Residential
Predevelopment
Demolition
Design & Planning
Legal/Sales Costs
Engineering (Civil)
Total Predevelopment

Total AFE 106206000 - Parcel 1 - Residential

AFE 106204000 - Parcel 2 - Residential (TO BE CLOSED)
Predevelopment
Demolition
Engineering (Other)
Public Relations
Legal
Total Predevelopment

Infra, Streets, Utilities
Engineering (PDC)
Total Infra, Streets, Utilities

Total AFE 106204000 - Parcel 2 - Residential

AFE 106207000 - Parcel 3 - Residential (TO BE CLOSED)
Predevelopment
Demolition
Engineering (Civil)
Permits & Plan Check
Legal
Subtotal Predevelopment

Total AFE 106207000 - Parcel 3 - Residential

AFE 106208000 - Parcel 4 - Residential (TO BE CLOSED)
Predevelopment
Demolition

Santa Fe Depot - Master Plan Buildout

Private Land Development Costs

9/30/2004

Expense Growth Rate
Description	Remaining to Complete	Projections
		Oct-04	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	POST 2005	Total	Cross Check
Inflation Factor
Land Development Costs
Engineering (Other)
Legal
Total Predevelopment

Total AFE 106208000 - Parcel 4 - Residential

AFE 106210000 - Parcel 5a - Residential
Infra, Streets, Utilities
Engineering (PDC)
Total Infra, Streets, Utilities

Total AFE 106210000 - Parcel 5a - Residential

AFE 106216000 - Parcel 6 - Office/Res
Predevelopment
Legal / Sales Costs
Total Predevelopment

Infra, Streets, Utilities
Engineering (PDC)
Total Infra, Streets, Utilities

Total AFE 106211000 - Parcel 6 - Office/Res

AFE 106212000 - Parcels 7 & 8 - Land
Infra, Streets, Utilities
Engineering (PDC)
Total Infra, Streets, Utilities

Environmental
Environmental
Total Environmental

Total AFE 106212000 - Parcels 7 & 8 - Land

AFE 106213000 - Parcels 7 & 8 - Building Improvements
Building Improvements
General Contractor
Other costs / should total $99,440
Environ Reserve
Environ Consultant
Architecture
Plan Check Fees
Testing and inspection
Subtotal Building Improvements

Total AFE 106213000 - Parcels 7 & 8 - Bldg Imp

New AFE - Depot Maintenance
Depot Maintenance
Total Maintenance

Total New AFE - Depot Maintenance

AFE 106209000 - Parcel 9 - Residential
Predevelopment

CONFIDENTIAL

For Internal Use Only

Santa Fe Depot - Master Plan Buildout

Private Land Development Costs

9/30/2004

Expense Growth Rate
Projections
Description	Remaining to Complete	Oct-04	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	POST 2005	Total	Cross Check
Inflation Factor
Land Development Costs
Legal / Sales Costs
Total Predevelopment

Infra, Streets, Utilities
Engineering (PDC)
Total Infra, Streets, Utilities

Total AFE 106209000 - Parcel 9 - Residential

Monthly Cash Flow
Accrual Amt

Accrual Cash Flow

Notes:

EXHIBIT “E”

SPECIAL TASKS (MISSION BAY)

Without limitation on the obligations set forth in the Development Agreement to which this Exhibit “E” is attached, Development Manager shall perform the following tasks for the Mission Bay Project by the dates indicated:

PARCEL(S)	FINAL MAP SUBMITTAL		FINAL MAP APPROVAL
	TARGET	DEADLINE	TARGET	DEADLINE
N4a	***	***	***	***
N5	***	***	***	***
2-7, 11-13	***	***	***	***
9-10	***	***	***	***

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

1

EXHIBIT “J”

SCHEDULE OF BASE DEVELOPMENT FEE

THIS EXHIBIT (this “Exhibit”) sets forth the “Base Development Fee” described in Section 9.1 of the Agreement (this “Agreement”) to which this Exhibit is attached and of which this Exhibit forms a part. Except as otherwise indicated, each capitalized term used in this Exhibit shall have the meaning set forth for the same elsewhere in the Agreement. The Base Development Fee is calculated based on a percentage of (i) gross sales proceeds, (ii) infrastructure reimbursements received and (iii) capital expenditures incurred. The Base Development Fee shall be paid monthly, in arrears, based on the sum of the following:

(a)	Percentage of Gross Sales Proceeds: *** of Gross Sales Proceeds received by Owner from the sale of properties or cash received from Venture Distributions during the preceding month. “Gross Sales Proceeds” means the gross purchase price payable (including deposits as and when released, for example release of the Bosa Development Corporation deposit of ***) to Owner (whether (i) as the seller under a Sale Agreement or an Option Agreement entered into by Owner and a Third Party Purchaser after the Closing Date, or (ii) as the assignee of a Seller’s rights under an Assumed Purchase Agreement) in connection with the Sale of a Property, a Phase within a Property before deducting closing costs, broker’s commissions or any other amount, charge or fee.

(b)	Percentage of Reimbursements: *** of all infrastructure and other reimbursements actually received by Owner during the preceding month, including, but not limited to, reimbursements from (i) CFD bond proceeds; (ii) tax allocation or tax increment bond proceeds, (iii) any other reimbursements from third parties (e.g. telecommunication, joint trench reimbursements at the Mission Bay Project), excluding proceeds from insurance, claims and settlements, and (iv) repayments under the Alameda Shortfall Loan. For purposes of this definition, payments under the Alameda Shortfall Loan resulting from land takedowns shall be excluded from reimbursements.

(c)	Percentage of Capital Expenditures: *** of all capital expenditures actually paid by Owner with respect to the Projects during the preceding month. “Capital Expenditures” means all expenditures for work on the properties, including all hard and soft costs for development and construction work. For purposes of this definition, Capital Expenditures will exclude the infrastructure backbone work on the Alameda (Bayport) Land owned by the CIC (but will include all in-tract work performed on the Alameda (Bayport) Wholly-Owned Land.

Example of Base Development Fee

***

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

1

EXHIBIT “K”

CERTAIN IRR DEFICIENCY CALCULATIONS

This Exhibit describes the internal rate of return calculation contemplated by Section 9.2 of the Development Agreement (this “Agreement”) to which this Exhibit is attached and of which this Exhibit forms a part. Except as otherwise indicated in this Exhibit “K”, each capitalized term used herein shall have the meaning given to the same elsewhere in this Agreement. The internal rate of return calculation is based on actual contributions and actual distributions and therefore is calculated on a “leveraged” basis in the sense that it does not ignore actual financing or impute artificial financing. Thus, distributions are based on actual cash distributed after debt service and other expenses are paid and any actual reserves are set aside (and distributions are not artificially inflated to ignore financing costs or adjusted to impute artificial financing costs); similarly, contributions are based on actual contributions (and contributions are not artificially inflated to include amounts paid with financing proceeds or adjusted to impute artificial financing).

A. CERTAIN DEFINITIONS.

“Contributions” means all contributions made by the members of FOCIL Holdings to FOCIL Holdings on or after Time 0. If an escrow is used or advances are made by such members or an affiliate prior to the date hereof and later treated as, or credited against, such member’s contributions, then Contributions shall be deemed made on the date amounts are so deposited into escrow or advanced.

“Distributions” means all distributions made by any FOCIL Holdings to its members on or after Time 0.

“IRR Rate” means *** per annum or *** per annum, as applicable.

“Time 0” means the date of this Agreement. However, if an escrow is used or an affiliate of FOCIL Holdings or an affiliate of such members otherwise advance funds for FOCIL Holdings prior to the date of this Agreement (e.g., for due diligence costs), then Time 0 shall mean the first date any such member or affiliate deposits funds in such escrow or makes such advance.

B. DEFINITION AND CALCULATION OF IRR DEFICIENCY. With respect to the applicable IRR Rate, the “IRR Deficiency” as of any particular date means the amount by which (1) the future value as of such date at such IRR Rate, compounded quarterly, of all Contributions made on or before such date (which shall include both such Contributions themselves and a quarterly compounded return on such Contributions using such IRR Rate), exceeds (2) the future value (as of such date) at such IRR Rate, compounded quarterly, of all Distributions for such IRR Rate (excluding, however, any Distribution to be made on such date and with respect to which such calculation is being made) made on or before such date (which shall include both such Distributions themselves and a quarterly compounded return on such Distributions using such IRR Rate). The

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

1

“*** IRR Deficiency” is the IRR Deficiency using an IRR Rate of *** per annum, and the “*** IRR Deficiency” is the IRR Deficiency using an IRR Rate of *** per annum.

C. EXAMPLE. As an example, but without limitation on the foregoing, assume the following facts: (a) as of Time 0, there is a Contribution in the amount of $100X and there are no other Contributions on or after Time 0; (b) on the date that is six months after Time 0, there is a Distribution in the amount of $50X and there are no other Distributions on or after Time 0; and the IRR Rate is *** per annum, compounded quarterly. Given such facts:

•	the *** IRR Deficiency as of the date that is six months after Time 0 (calculated immediately before the $50X Distribution is made) will be ***X (i.e., $100X multiplied by ***);

•	the *** IRR Deficiency as of the date that is six months after Time 0 (calculated immediately after the $50X Distribution is made) will be $*** (i.e., *** minus $50X); and

•	the *** IRR Deficiency as of the date that is 12 months after Time 0 will be *** (the amount by which (x) $100X multiplied by *** exceeds (y) $50X multiplied by ***).

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

2

EXHIBIT “L”

EARN-OUT DEVELOPMENT FEES

THIS EXHIBIT (this “Exhibit”) sets forth the “Earn-Out Development Fees” described in Section 9.3 of the Agreement (this “Agreement”) to which this Exhibit is attached and of which this Exhibit forms a part. Except as otherwise indicated, each capitalized term used in this Exhibit shall have the meaning set forth for the same elsewhere in this Agreement.

1. Generally. Upon the terms and conditions hereinafter stated in this Exhibit, the Development Manager shall be entitled to fees contingent upon the achievement of certain milestones relating to the ultimate sales price received by (a) FOCIL-MB, LLC (“MB Owner”) in connection with the potential future sale of the South of Channel Lots (the “Mission Bay Earn-Out Lots”) in the Mission Bay Development as described on Schedule L-1 attached to this Exhibit (the “Mission Bay Earn-Out Lot Schedule”), and (b) FOCIL-WB, LLC (“WB Owner”) in connection with the potential future sale of the lots included in the West Bluffs Land (the “West Bluffs Lots”). If earned in accordance with the terms and provisions of this Exhibit whether earned before or after termination of the Development Agreement, such fees shall permanently vest and the applicable Owner’s obligation to pay the same shall survive any termination of this Agreement for any reason. The applicable Owner shall use commercially reasonable efforts to market, or cause to be marketed, the Mission Bay Earn-Out Lots, and the West Bluffs Lots, for sale to third parties, provided that subject to Section 1.8.1 of the Purchase Agreement and Section 3(b) of this Exhibit, the applicable Owner shall have no obligation to sell any such lots at any particular time or for any particular price, regardless of the impact of the applicable Owner’s decision on any payments that might be due to Development Manager under this Exhibit.

2. Mission Bay.

(a) Mission Bay Earn-Out. MB Owner shall pay to Development Manager the “Mission Bay Earn-Out Amount” (as hereinafter defined) if and when Development Manager is entitled to such payment under this Section 2(a). The “Mission Bay Earn-Out Amount” shall equal the amount, if any, by which the “Mission Bay Discounted Effective Sales Price” (as hereinafter defined) for the Mission Bay Earn-Out Lots exceeds $***. The “Mission Bay Discounted Effective Sales Price” shall be the “Present Value” (as defined in the Purchase Agreement) of the “Effective Sales Price” (as hereinafter defined) of Mission Bay Earn-Out Lots calculated by discounting the Effective Sales Price from the “Mission Bay Earn-Out Lots Sale Date” (as hereinafter defined) to *** (the “Calculation Date”). The Mission Bay Earn-Out Amount shall be deemed earned in full on the Mission Bay Earn-Out Lots Sale Date. The “Mission Bay Earn-Out Lots Sale Date” shall be the date on which the transaction to sell the Mission Bay Earn-Out Lots shall have closed, and MB Owner shall have first received any portion of the sale proceeds from such third party pursuant to such agreement. MB Owner shall be obligated to pay to Development Manager any Mission Bay Earn-Out Amount only if and when MB Owner in an all cash or financed sale of the Mission Bay Earn-Out Lots, shall have received all proceeds from such sale, in which event MB Owner shall pay to Development Manager the full Mission Bay Earn-Out Amount. Any amounts payable by MB Owner to Development Manager under this Section 2(a) shall be delivered by MB Owner to Development Manager (in accordance with written instructions from Development Manager) through the applicable sales escrow from proceeds due MB Owner, or

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one of its Affiliates, attributable to the sale of the Mission Bay Earn-Out Lot resulting in an earn-out payment as set forth herein. Notwithstanding the foregoing, in no event shall Development Manager be entitled to an earn-out payment under this Section 2(a) (i) in excess of (x) *** if the Mission Bay Earn-Out Lots are sold to “Alexandria” (as defined in the Purchase Agreement) prior to***, or (y) the *** for any other sale of the Mission Bay Earn-Out Lots, or (ii) for any sale of the Mission Bay Earn-Out Lots that occurs after ***.

3. West Bluffs Earn-Out.

(a) WB Owner shall pay to Development Manager the “West Bluffs Earn-Out Amount” (as hereinafter defined) if and when Development Manager is entitled to such payment under this Section 3(a). The “West Bluffs Earn-Out Amount” shall equal the amount (subject to adjustment as provided in Section 5 below), if any, by which the “West Bluffs Discounted Effective Sales Price” (as hereinafter defined) for the West Bluffs Lots exceeds *** (subject to adjustment as provided in Section 3(d) below), provided that in no event shall the West Bluffs Earn-Out Amount exceed ***. The “West Bluffs Discounted Effective Sales Price” shall be the Present Value of the Effective Sales Price of all the West Bluffs Lots calculated by discounting the Effective Sales Price from the “West Bluffs Sale Date” (as hereinafter defined) to the Calculation Date. If the sale of the West Bluffs lots is to be consummated pursuant to a rolling option or a phased lot takedown sale, then the West Bluffs Effective Sales Price shall be equal to the aggregate amount of the Effective Sales Price scheduled to be received by WB Owner for each of the West Bluffs Lots (the “Cumulative Option Amount”) during the period commencing on the West Bluffs Sale Date and ending on the date (the “West Bluffs Outside Payment Date”) which is *** years from the West Bluffs Sale Date, plus the present value of any sale proceeds scheduled to be received by the WB Owner after the West Bluffs Outside Payment Date, discounted to the West Bluffs Outside Payment Date at a rate of *** per month, compounded monthly. The West Bluffs Effective Sales Price would then be discounted (in accordance with the sentence above) from the West Bluffs Sale Date to the Calculation Date, to determine the West Bluffs Discounted Effective Sales Price, as if the Cumulative Option Amount was received by WB Owner in full on the West Bluffs Sale Date (see the example set forth on Schedule L-4). The West Bluffs Earn-Out Amount shall be deemed earned in full on the West Bluffs Sale Date. The table attached hereto as Schedule L-5 provides a summary of the calculation of the Effective Sales Price, the calculation of the Earn-Out amount and the payment of the Earn-Out under the following four scenarios: (i) a full sale of the project, (ii) a sale under a rolling option or phased takedown, (iii) a WB Owner Financed Sale, and (iv) the Contribution of Lots to a Joint Venture by WB Owner (see Section 3(b) of this Exhibit L). The table attached hereto as Schedule L-6 also provides examples under each scenario, and for purposes of such examples, it assumed that there is no increase in the scope of the work. The “West Bluffs Sale Date” shall be the date on which the transaction to sell all the West Bluffs Lots shall have closed, or the date of the first closing of the West Bluffs Lots in the event of a rolling option or phased lot takedown of all the West Bluffs Lots, and WB Owner shall have first received any portion of the sale proceeds from such third party pursuant to such agreement. WB Owner shall be obligated to pay to Development Manager any West Bluffs Earn-Out Amount only if and when WB Owner (a) in an all cash or financed (other than financing provided by WB Owner to the third party buyer of the West Bluffs Lots) sale of the West Bluffs Lots, shall have received all proceeds from such sale, in which event WB Owner shall pay to Development Manager the full West Bluffs Earn-Out Amount, or (b) in a sale of the West Bluffs Lots pursuant to a rolling option or phased lot takedown sale to third party buyers, shall have received from the third party buyer purchase price payments in an amount

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equal to *** of the Cumulative Option Amount (on a non-discounted basis), in which event WB Owner shall pay to Development Manager the “West Bluffs Pro Rata Portion” (as hereinafter defined) of each future purchase price payment (excluding any time value of money escalators or other interest factors) as and when received from such third party buyer until the full West Bluffs Earn-Out Amount has been distributed to Development Manager, provided that WB Owner shall have no obligation to make any payments to Development Manager under this Section 3(a) for any purchase price payments received after the West Bluffs Outside Date. The “West Bluffs Pro Rata Portion” means a percentage equal to the quotient determined by dividing any unpaid West Bluffs Earn-Out Amount by the amount of any future purchase price payments (excluding any time value of money escalators or other interest factors) not yet received by WB Owner from such third party buyer with respect to the sale of the West Bluffs Lots. Notwithstanding the foregoing, WB Owner shall have no obligation to pay any West Bluffs Earn-Out Amount for any sale of the West Bluffs Lots that occurs, or first occurs in the case of a rolling option, phased lot takedown, or WB Owner-financed sale to third party buyers, after *** (the “West Bluffs Outside Sale Date”).

(b) If WB Owner contributes the West Bluffs Lots to a limited liability company, partnership or other joint venture, then the West Bluffs Earn-Out Amount will be calculated in accordance with Schedule L-7 attached hereto.

(c) Prior to signing a letter of intent for the sale of the West Bluffs Assets, WB Owner shall give Development Manager a proposed form of letter of intent (the “WB Proposed LOI”) and if Development Manager gives WB Owner written notice within five business days thereafter that it believes that the proposed purchase price is less than market, then Development Manager shall have the right for thirty (30) days after receipt of the WB Proposed LOI (but not later than the West Bluffs Outside Date) to obtain offers from *** (the “WB Designated Buyers”) on the same terms as the WB Proposed LOI, but with a price that is at least *** higher than the price in the WB Proposed LOI. If Development Manager is successful in obtaining one or more such offers within such time period, then WB Owner shall accept the highest such offer and shall endeavor in good faith to consummate the sale of the West Bluffs Assets in accordance with the terms of such offer.

(d) Prior to the West Bluffs Outside Sale Date, Development Manager shall have the right to approve any settlement of the Assumed Litigation relating to the West Bluffs Assets that results in affordable housing requirements that will lead to a payment by Development Manager under Section 5 of this Exhibit or a reduction in the West Bluffs Earn-Out Amount that would otherwise be received by Development Manager. Such approval shall not be unreasonably withheld. In addition, if WB Owner loses the Assumed Litigation relating to the West Bluffs Assets insofar as affordable housing requirements are concerned, then Development Manager shall have the right to have a representative present at and participate in any meeting between WB Owner and the City of Los Angeles to negotiate what and how affordable housing requirements will be imposed upon the West Bluffs Assets, and if WB Owner has the right to approve such implementation, then Development Manager shall have the right to approve the same (which approval shall not be unreasonably withheld) except that any election as to whether to make a payment in lieu or contribution shall be made by WB Owner in its sole discretion.

(e) Notwithstanding the foregoing: (i) Development Manager shall have no further rights under this Section 3 after the West Bluffs Outside Sale Date except any rights to the

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West Bluffs Earn-Out Amount with respect to a sale of the West Bluffs Lots prior to the West Bluffs Outside Sale Date; and (ii) in addition, Development Manager shall have no further rights under subsections (c) and (d) above after the date, if any, upon which WB Owner agrees in writing to reduce the *** figure in Section 3(a) to *** (which WB Owner shall have the right, but not the obligation, to do at any time if WB Owner wishes to terminate Development Manager’s rights under subsections (c) and (d) above), and in the event of such reduction, Development Manager shall continue to have the right to receive the West Bluff’s Earn-Out Amount upon and subject to the terms and conditions of this Section 3.

4. Effective Sales Price. For the purposes of this Exhibit, the “Effective Sales Price” of either the Mission Bay Earn-Out Lots or the West Bluffs Lots is equal to (i) the contract price (not including any time value of money escalators or other interest factors) for such lots sold by the applicable Owner to a third party, less (ii) any increased costs incurred by the applicable Owner due to changes in the scope of work, from the scope of work set forth in Schedule L-2, required in the reasonable judgment of the applicable Owner for the delivery of such lots to any third party buyer. For the avoidance of doubt, changes in the scope of work do not include market changes in the cost of labor or materials.

5. West Bluffs Affordable Housing. If a portion of the West Bluffs Land is subjected to affordable housing requirements as a result of the “Assumed Litigation” (as defined in the Purchase Agreement), then Development Manager shall promptly pay to WB Owner an amount equal to the “WB Affordable Housing Payment” (as hereinafter defined). As used herein, the “WB Affordable Housing Payment” means an amount equal to the lesser of (1) *** or (2) the amount, if any, by which (a) the sum of (i) the sum of the Total Lot Prices specified on Schedule L-3 for each of the residential home sites included in the West Bluffs Land that are subjected to on-site affordable housing requirements and (ii) the product of *** multiplied by the number of residential home sites included in the West Bluffs Land that are subjected to on-site affordable housing requirements on which affordable housing is required to be constructed exceeds (b) ***. Development Manager shall not pay to WB Owner the WB Affordable Housing Payment if the sum of in-lieu payments and “Off-Site AH Contributions” (as hereinafter defined) by WB Owner to satisfy affordable housing requirements is less than ***. However, subject to Development Manager’s approval rights under Section 3(d) of this Exhibit, if all affordable housing requirements with respect to the West Bluffs Land may be satisfied by the payment of an in lieu fee and/or a contribution toward the construction of an off site affordable housing project (“Off-Site AH Contributions”), WB Owner may elect to pay such fee or make such off site contribution or both, in which event (x) the West Bluffs Earn Out Amount shall be reduced (but not below zero) by the amount of such fee and/or off site contribution, and (y) if the amount of such fee and/or off site contribution exceeds the West Bluffs Earn Out Amount, then Development Manager shall also pay to WB Owner the WB Affordable Housing Payment, which shall, in this case, equal the amount of such excess (but not more than ***).

6. Failure of Mission Bay Closing. Notwithstanding anything to the contrary in this Agreement or the Purchase Agreement, if the “Closing” (as defined in the Purchase Agreement) of the Mission Bay Assets fails to occur because of a default of the Sellers thereunder, then the West Bluffs Earn-Out Amount shall be deemed to be zero and the West Bluffs Incentive Fee shall be deemed to be zero. Development Manager waives any guarantor or suretyship defense that may apply by reason of the foregoing.

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7. Examples. Examples of the calculations under this Exhibit are set forth in Exhibit L-

8. Earn-Out Holdback.

(a) In accordance with Sections 8(b) and (c) of this Exhibit “L”, Development Manager shall be entitled to receive up to $*** in Earn-Out Development Fees if the Mission Bay Earn-Out Lots are sold to Alexandria and up to $*** in Earn-Out Development Fees if the Mission Bay Earn-Out Lots are sold to a person other than Alexandria. Development Manager agrees to refund to the applicable Owners, up to a maximum of $*** of any Earn-Out Development Fees paid to Development Manager (“Maximum Earn-Out Refund”) to the extent MB Owner does not achieve the “Excess Targeted Return”. The “Excess Targeted Return” shall be calculated based on the excess, if any, of (i) the net present value of actual and pro-forma Net Sale Proceeds from the Remaining MB Target Lots (the “Adjusted NPV”) over (ii) the net present value of the “Net Sales Proceeds” (as hereinafter defined) from the “Remaining MB Target Lots” (as hereinafter defined) in the Pro-Forma (the “Pro-forma NPV”). “Net Sales Proceeds” shall mean Gross Sales Proceeds less seller closing costs from such sale, including transfer taxes, surveys, title insurance and any brokerage commission. The “Remaining MB Target Lots” include six parcels at the Mission Bay Project that are not under contract or a signed letter of intent as of the Closing Date. If Development Manager is terminated under this Agreement for any reason, Development Manager shall have no future obligation to pay to Owner any future portion of the Maximum Earn-Out Refund, provided that Owner shall be entitled to retain any previous payments on account of the Maximum Earn-Out Refund previously received by Owner. The Remaining MB Target Lots and the Pro-Forma NPV are presented below (a summary schedule presenting the calculations is included as Schedule L-5 attached hereto):

Remaining MB Target Lot	Pro-forma Sale Date	Pro-Forma Net Sales Price (a)	Pro-forma NPV
N4 P1	***	***	***
Parcel 3	***	***	***
Parcel 4	***	***	***
Parcel 6	***	***	***
Parcel 40	***	***	***
Parcels 33/34	***	***	***

Totals		***	***

(a)	Pro-Forma Net Sales Price reflects Pro-Forma Gross Sales Proceeds less 4.0% Closing Costs

(b) The Adjusted NPV will be calculated at each date that one of the Remaining MB Target Lots is sold, by replacing the Pro-Forma NPV for such lot with the Actual NPV from the sale. The Actual NPV will be calculated based on the present value of the Net Sales Proceeds from such lot sale, to the Calculation Date, using an annual discount rate of *** (calculated on a monthly basis using a rate of ***). As an example, if Lot N4 P1 sells in June 2005 for a price of *** with actual closing costs equal to 1.0% of such sale price, yielding Net Sales Proceeds of ***, the

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resulting Actual NPV of this lot sale would be ***. The Actual NPV for this lot sale would replace the Pro-Forma NPV for Lot N4 P1 (*** per above), resulting in an Adjusted NPV of ***. The increase in the Adjusted NPV over the Pro-Forma NPV of *** (*** minus ***) is the Excess Targeted Return. The Maximum Earn-Out Refund will be reduced by the Excess Target Return – in this case the *** will be reduced by *** to ***.

(c) This process will continue as Remaining MB Target Lots are sold, resulting in updates to the Adjusted NPV. Once the MB Owner shall have received total Excess Targeted Return of ***, Development Manager will have no further obligation to refund any Earn-Out Development Fees. For purposes of this Section 8, (i) Actual NPV will replace Pro-Forma NPV only to the extent that the Actual NPV exceeds such Pro-Forma NPV, and (ii) if Actual NPV does not exceed Pro-Forma NPV, then Pro-Forma NPV will be used. The Adjusted NPV calculation will also continue to reflect the Pro-Forma NPV beyond the Pro-Forma sale date, if no actual sale has closed for such parcel. As an example, if Parcel 3 does not sell prior to ***, the Pro-Forma sale date for Parcel 3, the Pro-Forma NPV will continue to be *** until an actual sale occurs and will then be adjusted to the Actual NPV, only to the extent that the Actual NPV exceeds the Pro-Forma NPV of ***.

(d) On *** (the “Adjusted NPV True-Up Date”), the Adjusted NPV will be trued-up based on all actual sales of Remaining MB Target Lots to such date as well as for any Remaining MB Target Lots under contract, with hard money deposits scheduled to close no later than *** (the “Final Adjusted NPV”). For example, if Parcel 40 in under contract to close in February 2008, the Final Adjusted NPV would replace the Pro-Forma NPV for such lot with the Actual NPV calculated based on the contract sale price and date of February 2008. To the extent that the Excess Targeted Return is less than *** as of the Adjusted NPV True-Up Date, Development Manager shall pay to MB Owner in cash, the Unachieved Excess Targeted Return. The “Unachieved Excess Targeted Return” will be calculated as the difference between *** (Pro-Forma NPV of *** plus Maximum Earn-Out Refund of ***) and the Final Adjusted NPV. As an example, if Parcel N4 P1 sells for *** in June 2005 with 1.0% closing costs, the Adjusted NPV would be ***. If no other sales occur on the Remaining MB Target Lots (and no parcels are under contract for sale) by December 31, 2007, then the Final Adjusted NPV would be ***. Development Manager shall pay to MB Owner the Unachieved Excess Targeted Return which is calculated as the difference between *** and the Final Adjusted NPV of ***, or ***.

(e) To the extent Development Manager makes a payment to MB Owner for the Unachieved Excess Targeted Return following the Adjusted NPV True-Up Date, Development Manager shall be entitled to a reimbursement of such amount based on the continued calculation of the Adjusted NPV resulting from actual sales of the Remaining MB Target Lots through the date of the last Remaining MB Target Lot sale in the Pro-Forma - ***(the “Final Pro-Forma Sale Date”). The Adjusted NPV will continue to be calculated through the Final Pro-Forma Sale Date, with Actual NPV replacing Pro-Forma NPV as sales occur as set forth above (with Actual NPV replacing Pro-Forma NPV only to the extent that Actual NPV exceeds Pro-Forma NPV). Following each sale of the Remaining MB Target Lots, to the extent the Adjusted NPV calculated after the Adjusted NPV True-Up Date exceeds the Final Adjusted NPV, Development Manager shall be entitled to such excess as a refund, up to the amount of the Unachieved Excess Targeted Return paid to MB owner. Following the example in Section 8(d) of this Exhibit L, whereby Development Manager has paid to MB Owner the Unachieved Excess Targeted Return of *** after the Adjusted NPV True-Up Date, if

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Parcel 40 is sold in June 2008, generating Net Sales Proceeds of ***, the Adjusted NPV calculated by replacing this actual sale with the Pro-Forma sale for such parcel would be ***. This Adjusted NPV of *** exceeds the Final Adjusted NPV of *** by ***. Development Manager would in this case, be entitled to a refund of the full amount of the Unachieved Excess Targeted Return paid to MB Owner of $***.

* * *

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SPECIAL DEVELOPMENT FEE SCHEDULES

L-1	Mission Bay Earn-Out Lot Schedule

L-2	Scope of Work Schedule

L-3	West Bluffs Lot Price Schedule

L-4	Earn-Out Examples Schedule

L-5	Earn-Out Holdback Schedule

L-6	Schedule of West Bluffs Effective Sales Price Calculations

L-7	JV Scenario Determination Of West Bluffs Earn-Out Amount

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SCHEDULE L-1

MISSION BAY EARN-OUT LOT SCHEDULE

“Alexandria III Lots” (as defined in the Purchase Agreement)

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SCHEDULE L-2

SCOPE OF WORK SCHEDULE

SUMMARY SCOPE OF WORK FOR

MISSION BAY PARCELS 26-27 AND WEST BLUFFS

1. Mission Bay Parcels 26-27. Infrastructure necessary to deliver Parcels 26-27 to “Alexandria” (as defined in the Purchase Agreement) or another third party buyer is comprised of the normal compliment of underground utilities, street pavement section of curb and gutter and typical streetscape (sidewalk, street lights etc.) in the public right of way. The scope of the above-referenced work does not include site specific improvements.

2. West Bluffs. The scope of work is comprised of the work to improve the “West Bluffs Land” (as defined in the Purchase Agreement) to recorded finished lots, except for the builder site costs (“Builder Costs”). The Builder Costs are school fees, sewer hook-up fees, library fees, utility refunds (but not utility deposits), precise lot grading, post-construction lot pulls, water meter fees, the final lift of paving on interior streets, in-tract sidewalks (not including those along Bluff Trail Road and Lincoln Boulevard), the neighborhood traffic improvement program (balance due of $130,000 plus Howard Hughes Realty’s contribution of $200,000), entry monumentation, in-tract landscaping, view wall pilaster veneers, view wall glass inserts, interior party walls, yard drains and other miscellaneous costs associated with the homebuilding phase of the West Bluffs Project.

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SCHEDULE L-3

WEST BLUFFS LOT PRICE SCHEDULE

Westbluffs Lot Pricing Schedule ($ in 000s)

Lot	Average Lot Price	Lot Premium	Total Lot Price
1	***	***	***

2	***	***	***

3	***	***	***

4	***	***	***

5	***	***	***

6	***	***	***

7	***	***	***

8	***	***	***

9	***	***	***

10	***	***	***

11	***	***	***

12	***	***	***

13	***	***	***

14	***	***	***

15	***	***	***

16	***	***	***

17	***	***	***

18	***	***	***

19	***	***	***

20	***	***	***

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21	***	***	***

22	***	***	***

23	***	***	***

24	***	***	***

25	***	***	***

26	***	***	***

27	***	***	***

28	***	***	***

29	***	***	***

30	***	***	***

31	***	***	***

32	***	***	***

33	***	***	***

34	***	***	***

35	***	***	***

36	***	***	***

37	***	***	***

38	***	***	***

39	***	***	***

40	***	***	***

41	***	***	***

42	***	***	***

43	***	***	***

44	***	***	***

45	***	***	***

46	***	***	***

47	***	***	***

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48	***	***	***

49	***	***	***

50	***	***	***

51	***	***	***

52	***	***	***

53	***	***	***

54	***	***	***

55	***	***	***

56	***	***	***

57	***	***	***

58	***	***	***

59	***	***	***

60	***	***	***

61	***	***	***

62	***	***	***

63	***	***	***

64	***	***	***

65	***	***	***

66	***	***	***

67	***	***	***

68	***	***	***

69	***	***	***

70	***	***	***

71	***	***	***

72	***	***	***

73	***	***	***

74	***	***	***

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75	***	***	***

76	***	***	***

77	***	***	***

78	***	***	***

79	***	***	***

80	***	***	***

81	***	***	***

82	***	***	***

83	***	***	***

84	***	***	***

85	***	***	***

86	***	***	***

87	***	***	***

88	***	***	***

89	***	***	***

90	***	***	***

91	***	***	***

92	***	***	***

93	***	***	***

94	***	***	***

95	***	***	***

96	***	***	***

97	***	***	***

98	***	***	***

99	***	***	***

100	***	***	***

101	***	***	***

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102	***	***	***

103	***	***	***

104	***	***	***

105	***	***	***

106	***	***	***

107	***	***	***

108	***	***	***

109	***	***	***

110	***	***	***

111	***	***	***

112	***	***	***

113	***	***	***

114	***	***	***

Total	***	***	***

Average	***	***	***

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SCHEDULE L-4

EARN-OUT EXAMPLE SCHEDULE

FOCIL Transaction Summary of Alexandria 3 Earnout Calculation ($ in 000s) THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Discount Rate
Alexandria 3
		Proposed	Original	Difference
Month Ended		Alex 3 Deal	Assumption (b)	(Earnout) (c)
NPV	All NPVs Calc.
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06

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Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09

Original Assumptions in model for ***, per Farallon (including plans for ***):

Plan Reimb.		Parcel	SF	Price/SF	Sale Date	Total Proceeds
$	***	***	***	***	April-07	$	***
	***	***	***	***	April-08		***
	***	***	***	***	April-09		***

$	***	***	***	***		$	***

Example of Alexandria 3 Earnout

Maximum Earnout:	$***

		Example 1	Example 2	Example 3

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	Month Sold:		Jan-05	May-05	Aug-08
	SF Sold:		***	***	***
	Price per SF:		***	***	***
	Sale Price:		***	***	***

Initial Discounted
	Period	***
	Annual Discount Rate	***

(a)	NPV to ***		***	****	****

(b)	Base Value		***	****	****

(c)	Calculated Earnout = (a) minus (b)		***	****	****

(d)	Maximum Earnout		***	****	****

(e)	Earnout Due and Payable		***	****	****

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FOCIL Transaction

Summary of Mission Bay Earnout Calculation (assuming no Alexandria 3 deal)

($ in 000s)

THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Discount Rate
Mission Bay (no Alexandria 3 deal)
Month		Proposed	Original	Difference
Ended		Alex 3 Deal	Assumption (b)	(Earnout) (c)
NPV	All NPVs Calc.
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07

19

Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09

Original Assumptions in model for Parcels ***, per Farallon (including plans for ***):

Plan Reimb.		Parcel	SF	Price/SF	Sale Date	Total Proceeds
$	***	***	***	***	April-07	***
	***	***	***	***	April-08	***
	***	***	***	***	April-09	***

$	***		***	***		***

Example of Mission Bay (no ARE 3) Earnout

Maximum Earnout:	$	***
			Example 1	Example 2	Example 3
Month Sold:			May-05	Nov-05	Aug-08
SF Sold:			****	***	****
Price per SF:			****	***	****
Sale Price:			****	***	****

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

20

Initial Discounted
	Period	***
	Annual Discount Rate	***

(a)	NPV to ***		***	***	***

(b)	Base Value		***	***	***

(c)	Calculated Earnout = (a) minus (b)		***	***	***

(d)	Maximum Earnout		***	***	***

(e)	Earnout Due and Payable		***	***	***

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

21

FOCIL Transaction Summary Westbluffs Earnout Calculation ($ in 000s) THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
Discount Rate
Westbluffs
Month		Original	FOCIL	Difference
Ended		Assumption	Assumption (b)	(Earnout) (d)
NPV	All NPVs Calc. to
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06

Example of Mission Bay (no ARE 3) Earnout

Maximum Earnout:	$

22

			Example 1	Example 2	Example 3
	Month Sold:		May-05	Aug-05	Feb-06

	Sale Price:		***	***	***

	Initial Discounted Period***	***
	Annual Discount Rate***	***

(a)	NPV to ***		***	***	***

(b)	Base Value		***	***	***

(c)	Calculated Earnout = (a) minus (b)		***	***	***

(d)	Maximum Earnout		***	***	***

(e)	Earnout Due and Payable		***	***	***

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

23

FOCIL Transaction

Summary Westbluffs Rolling Takedown Earnout Calculation

($ in 000s)

Discount Rate	***
Lots Sold	***
Value/Lot Sold	***
Gross Sales Proceeds	***

(a)	NPV of Original FOCIL Underwriting (Base Value) discounted to ***	***
(b)	NPV of Total Takedown discounted to ***, grouped at first takedown date and unadjusted for escalations	***

(c)	Calculated Earnout = (b) - (a)	***
(d)	Maximum Earnout	***

(e)	Earnout Payable = lesser of (c) or (d)	***

(f)	Basis for Earnout (Final *** of Unescalated Proceeds Received) ***	***
(g)	Earnout per Dollar of Proceeds Received (Final *** of Unescalated Proceeds Only)	***

Rolling Takedown Example
Month Ended	FOCIL Assumption (a)	Lot Take- Downs	Unescalated Takedown Received	Unescalated Total Takedown (b)	Cumulative Takedown %	First 65% of Revenue	Final 35% of Revenue (f)	Earnout Paid = (f) x (g)
Nov-04
Dec-04
Jan-05
Feb-05	THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
Mar-05

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

1

Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07

Total

2

Example of Westbluffs Earnout

	Maximum Earnout:	***
	Calculated Earnout:	***
	Earnout Payable	***

			Example 1	Example 2	Example 3
	First Takedown Date:		May-05	Nov-05	Aug-08
Sale Price:
	Initial Discounted Period	***	***	***	***

(1)	NPV to ***		***	***	***
(2)	Base Value		***	***	***
			***	***	***

(3)	Calculated Earnout = (1) minus (2)		***	***	***

(4)	Maximum Earnout		***	***	***

(5)	Earnout Due and Payable		***	***	***

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

3

SCHEDULE L-5

EARN-OUT HOLDBACK SCHEDULE

FOCIL Transaction

Summary of Mission Bay Earn-Out Holdback Calculation

($ in 000s)

THE FIGURES IN THIS TABLE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Discount Rate

	Base Assumptions - Remaining Major Parcels at Mission Bay (a)						Totals
Parcel # Units / SF Price per Unit/SF	N4 P1	Parcel 3	Parcel 4	Parcel 6	Parcel 40	Parcel 33-34
NPV
Nov-04
Dec-04

Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05

Dec-05

Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08

2

Sep-08
Oct-08
Nov-08
Dec-08

Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09

Jan-10
Feb-10
Mar-10
Apr-10

Sensitivity Analysis
(impact on total NPV resulting from changes to specific sale assumptions - leaving all other assumptions the same)

Sale Adjustment Scenarios	Sale Date	Sale Price	Closing Costs	Adjusted NPV	Pro-Forma NPV	Excess Targeted Return
***	Jun-05	***	***	***	***	***
***	December-05	***	***	***	***	***

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

3

***	June-05	***	***	***	***	***
***	December-06	***	***	***	***	***
***	June-05	***	***	***	***	***

(a)	Base Assumptions reflect net proceeds from sale after deducting proforma Closing Costs of 4.0% of Gross Sales Proceeds

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

4

SCHEDULE L-6

SCHEDULE OF WEST BLUFFS EFFECTIVE SALES PRICE CALCULATIONS

West Bluffs Earn-Out

Transaction Type	Effective Sales Price	Calculation of Earn-Out	Payment of Earn-Out
Article I. Full Property Sale	Equal to Gross Sales Proceeds paid by third-party buyer.	West Bluffs Discounted Effective Sales Price equal to NPV of Effective Sales Price from West Bluffs Sale Date to the Calculation Date	Cash payment to Development Manager upon closing of the sale

	Example: Effective Sales Price = ***million	Example: NPV of Effective Sales Price of *** million from *** to *** @ *** per month = *** less *** = ***	Example: Earn-Out of *** million paid to Development Manager at closing of sale to third-party on ***

Example: Property sells for *** million to a third-party buyer in a single transaction on ***(West Bluffs Sale Date)

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

1

Rolling or Phase Takedown or Option of Lots

Equal to total of Gross Sales Proceeds to be received from third-party buyer for a period of three years from the West Bluffs Sale Date, plus the net present value of remaining sale proceeds to be received by WB Owner after such date (West Bluffs Outside Payment Date) discounted to the West Bluffs Outside Payment Date using a discount rate of *** per month

		West Bluffs Discounted Effective Sales Price equal to NPV of Effective Sales Price from West Bluffs Sale Date to the Calculation Date	After WB Owner has received 65% of Gross Sales Proceeds from third-party buyer, Development Manger shall receive the West Bluffs Pro-Rata Potion of remaining proceeds calculated as the Earn-Out divided by 35% of Gross Sales Proceeds, paid as WB Owner receives proceeds.

Example: Property sells for a total of *** million paid in four takedowns (or options) of *** million each, with closings on *** (West Bluffs Sale Date), ***	Example: Effective Sales Price = proceeds received by WB Owner through the West Bluffs Outside Payment Date of *** (three years after West Bluffs Sale Date) — *** plus the NPV of *** from *** to *** per month = *** for a total Effective Sales Price of ***	Example: NPV of *** from *** to *** per month = *** less *** = *** million. Since this amount exceeds maximum Earn-Out of ***, Earn-Out equals ***.	Example: After Buyer has received *** of Gross Sales Proceeds of *** Development Manager will receive the West Bluffs Pro Rata Portion (calculated as *** divided by remaining proceeds to be received by WB Owner of ***) of ***. After Buyer receives proceeds from first two takedowns of *** each and *** form the third takedown in December 2007, Development Manager will receive *** of the remaining *** or *** on *** plus *** of proceeds from the final takedown on ***, or *** (***) for a total Earn-Out of ***

WB Owner Financed Sale	Equal to Gross Sale Proceeds paid by third-party buyer.	West Bluffs Discounted Effective Sales Price equal to NPV of Effective Sales Price from West Bluffs Sale Date to the Calculation Date	Cash payment to Development Manager upon closing of the sale

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

2

Example: Property sells for a total of *** on ***, with third-party buyer paying *** down payment and WB Owner financing *** for three years at *** rate.	Example: Effective Sales Price = *** million	Example: NPV of Effective Sales Price of *** million from *** to *** per month = *** less *** = ***	Example: Earn-Out of *** paid at closing of sale to third-party on ***

Contribution of Lots to a Joint Venture by WB Owner	Equal to estimated fair market value of lots contributed to JV at time of contribution	West Bluffs Discounted Effective Sales Price equal to NPV of Effective Sales Price from West Bluffs Sale Date to the Calculation Date	Paid based on Development Manager Pro-Rata share calculated as Earn-Out divided by Effective Sales Price, as proceeds are distributed to WB Owner from JV.

Example: WB Owner contributes all lots to a joint venture with a homebuilder on ***. WB Owner to receive preferential return for land contribution plus participation in homebuilding profits.	Example: Estimated FMV of lots at time of contribution, considering distributions and sharing arrangements with JV homebuilder – assumed to be ***.	Example: NPV of Effective Sales Price of *** from *** to *** per month = *** less *** = *** million	Example: WB Owner receives distributions of *** per quarter for three years (total of ***). In this scenario, Development Manager would receive *** of all distributions (based on *** Earn-Out divided by *** Effective Sales Price), or *** per quarter up until the time that Development Manager has received its total Earn-Out of *** million (which would occur, in this scenario, in ***).

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

3

SCHEDULE L-7

JV SCENARIO DETERMINATION OF WEST BLUFFS EARN-OUT AMOUNT

This Schedule to be agreed upon and attached to this page by Development Manager and Owner within thirty (30) days of the date of this Agreement.

1

EXHIBIT “M”

CLOSING INCENTIVE FEE

THIS EXHIBIT (this “Exhibit”) sets forth the “Closing Incentive Fee” described in Section 9.5 of the Agreement (this “Agreement”) to which this Exhibit is attached and of which this Exhibit forms a part. Except as otherwise indicated, each capitalized term used in this Exhibit shall have the meaning set forth for the same elsewhere in the Purchase Agreement.

1. “Closing Incentive Fee” means an amount equal to *** of “Gross Sales Proceeds” (as hereinafter defined) paid to Owner in connection with the sale of a “Participating Property” (as hereinafter defined).

2. “Gross Sales Proceeds” means the gross purchase price payable to Owner in connection with the Sale of a Property or a Phase within a Property (whether (i) as the assignee of a Seller’s right under that certain Letter of Intent dated as of November 16, 2004 (the “ARE LOI”) by and between Alexander Real Estate Equities, Inc., a Delaware REIT (“ARE”), or (ii) as the assignee of a Seller’s rights under an “Existing Sale Agreement”) before deducting closing costs, broker’s commissions or any other amount, charge or fee.

3. “Participating Property” means that certain real property located within the “Mission Bay Development Area” commonly known as (a) Parcel N4a P1, but only if such Parcel is sold to *** (or an affiliate thereof) pursuant to an Existing Sale Agreement listed on Schedule 11.21 of the Purchase Agreement, (b) Parcel N3 P2, but only if such Parcel is sold to *** (or an affiliate thereof) pursuant to an Existing Sale Agreement listed on Schedule 11.21 of the Purchase Agreement, (c) Parcel N4a P3, but only if such Parcel is sold to *** (or an affiliate thereof) pursuant to an Existing Sale Agreement listed on Schedule 11.21 of the Purchase Agreement, (d) Parcel 10a, but only if such Parcel is sold to *** (or an affiliate thereof) *** pursuant to an Existing Sale Agreement listed on Schedule 11.21 of the Purchase Agreement, (e) Parcel 10, but only if such Parcel is sold to *** (or an affiliate thereof) pursuant to an Existing Sale Agreement listed on Schedule 11.21 of the Purchase Agreement, (f) Parcel 26-1, Parcel 26-2 and Parcel 27-1, but only if such Parcels are sold to *** pursuant to the ***, and (g) that certain real property located within the “Santa Fe Depot Land” commonly known as Parcel 5a, but only if such Parcel is sold to *** (or an affiliate thereof) pursuant to an Existing Sale Agreement listed on Schedule 11.21 of the Purchase Agreement.

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

1

SCHEDULE “4.1.1”

SERVICES AND RESPONSIBILITIES ALLOCATED TO EMPLOYEES AND

PERSONNEL OF DEVELOPMENT MANAGER AND ITS AFFILIATES

The functions and tasks to be performed by employees and personnel of the Development Manager and its Affiliates with respect to the Project Assets will be consistent with the functions and tasks performed by such staff over the past twelve months. These functions generally include (i) the coordination of all marketing efforts and negotiation of sales of land parcels to prospective third-party buyers, (ii) coordination and oversight of infrastructure design and construction (all related hard and soft costs), (iii) coordination of all entitlements, tentative and final mapping approvals, dedication and transfer of public land and affordable housing sites, (iv) serving as primary interface with all public agencies related to the Project Assets, including the RDA, (v) assist in the coordination of issuance of CFD and tax increment bonds, (vi) monitor public infrastructure costs at Mission Bay and coordinate submissions to the RDA for reimbursement of qualified expenses, and (vi) maintain budgets and financial record for all of the Project Assets. The table below provides a summary of some of the specific tasks performed by employees of the Development Manager regarding the Mission Bay Project. In addition, certain tasks of *** a third party service provider at the Mission Bay Project have been identified to clarify tasks NOT performed by employees of the Development Manager and not anticipated to be performed by employees of Development Manager in the future. *** costs are third-party consulting costs to be paid by MB Owner.

Function / Title	Description of Responsibilities
Director, Environmental Services (***)

•      Oversight and close out of North Commons Phase I infrastructure project

•      Dedication and acceptance of certain infrastructure projects

•      Engage in design/permitting/approval of future infrastructure projects

•      Assist with purchase agreement and license agreement negotiations (with regard to environmental issues)

•      Apply for and receive U.S. Army Corps of Engineers permits for outfall structures

SVP, Finance and Transactions (***)

•      Assist in the marketing and RFP efforts of development sites

•      Assist in negotiations of purchase and sale agreements

•      Coordinate buyer due diligence efforts and monitor performance obligations

•      Track and invoice UCSF infrastructure fee contribution payments

SVP, Urban Development (***)	• Primary contact with SFRA, Mayor’s Office and other related City agencies regarding plans, plan documents, and approvals • Oversee all aspects of public relations as it relates to Mission Bay

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

1

AVP, Construction (***)

•      Oversee rail constraints and obligations, both freight and passenger

•      Manage water quality issues and compliance with mitigation measures

•      Oversee design and construction of specific infrastructure elements

•      Plan development and master planning

Director, Construction (***)	• Oversee public infrastructure design and construction for various projects • UCSF contribution infrastructure obligations

AVP, Development (***)

•      Final Mapping Approvals, establishment of entitlements for Easement and/or Quitclaims

•      Coordinate Regulatory Permits with BCDC

•      Coordinate transfer of various affordable housing sites

•      Oversee, review and document control on modifications, revisions, and amendments to North of Channel and South of Channel Infrastructure Plan

•      Coordinate all activities related the monitoring and reporting on the Mission Bay EIR Mitigation requirements.

•      Track and maintain records or status of Infrastructure Improvement Bonds

•      Coordinate with CCSF and Bond Issuance Agent on Bond reduction and exoneration

•      Coordinate Planning Meeting with CCSF

Public Finance Analyst (***)

•      Analyze contracts and invoices to determine reimbursable costs for public infrastructure projects

•      Build and maintain the Public Finance Model for public infrastructure projects and allocate reimbursable costs based on cost type, project area and component detail

•      Prepare CFD reimbursement requests to the City and track progress of payments

•      Respond to inquiries from the City and it’s agents regarding qualifying costs

•      Request and track DPW approvals of completed components and change orders

•      Maintain all support documentation for public infrastructure projects including contracts, task orders, change orders, component completions and invoices

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

2

*** (Third-party consultant)

•      Pre bid plan review for comments on constructibilty issues

•      Coordinate bidding of public infrastructure

•      Coordinate selection General Contractor

•      Oversee construction activities on behalf of the Owner

•      Process RFIs and Submittal Reviews

•      Issue Field Orders

•      Manage contractor for testing and inspection

•      Process all documentation for Change Order approvals

•      Coordinate project punch list acceptance and San Francisco Bureau of—Construction Management (BCM) project acceptance

•      Provide project reporting to Owner, BCM and other public agency’s as required

•      Construction document management

*** MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

3